As filed with the Securities and Exchange Commission on January 6, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
 (Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
 (Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
 (Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2016

Date of reporting period:  October 31, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY CORNERSTONE
GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

hennessyfunds.com  |  1-800-966-4354

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CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	-5.00%	13.77%	2.10%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)(1)	-4.69%	14.10%	2.37%
Russell 2000® Index	4.11%	11.51%	5.96%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratios: 1.31% (Investor Class); 1.00% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Brian E. Peery

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Cornerstone Growth Fund returned -5.00%, underperforming both the Russell 2000® Index and the S&P 500 Index, which returned 4.11% and 4.51% for the same period, respectively.

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PERFORMANCE OVERVIEW

The Fund’s underperformance relative to its benchmark was almost entirely due to stock selection. Within the Consumer Staples sector, our holdings in three food stocks, Amira Nature Foods Ltd., Ingles Markets, Inc. and John B. Sanfilippo & Son, Inc., all contributed significantly to the underperformance over the period. Investments in the Consumer Discretionary sector also performed poorly, with Vista Outdoor, Inc. and Movado Group, Inc. adding to the underperformance. We continue to hold Amira Nature Foods, Vista Outdoor and Movado Group in the portfolio, but have sold Ingles Markets and John B. Sanfilippo & Son.

Portfolio Strategy:

We believe that the Fund’s investment strategy, which seeks companies that are reporting growth in earnings, whose stock prices are showing positive relative strength, but that still trade on low price-to-sales ratios, offers investors true “growth at a reasonable price.” Limiting the Fund’s portfolio to 50 stocks produces a relatively concentrated portfolio, where individual stock performance can influence the performance of the portfolio as a whole. We believe this stock selection approach has served us well over time, and we wholeheartedly support utilizing this methodology when investing.

Market Outlook:

Over the twelve-month period ended October 31, 2016, U.S. equities produced moderate, positive returns. The period was once again marked by a great deal of volatility, with major market indices dropping more than 10% at one point early in the year before recovering all of their losses. Throughout this period, there have been concerns about interest rates, commodity prices, economic growth (both domestic and international) and the U.S. Presidential election. Many, if not all, of these concerns still exist in the marketplace today, but we have reasons to be hopeful for the year to come.

First, while corporate profits have been on a gentle slide downwards since the fourth quarter of 2014, market analysts are now forecasting a return to growth in profits in the fourth quarter of this year. We believe these forecasts have a good chance of being proved correct. Second, mergers and acquisitions have been strong and steady this year and we believe such activity will continue next year, helping drive revenue and earnings for the acquiring companies. Third, we do not believe the majority of stocks are expensive at this point, though many are probably fairly valued. The Dow Jones Industrial Average and the S&P 500 Index have forward PE ratios of roughly 18x and 19x, respectively, close to long-term averages although slightly higher than six months ago. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies outside of the Energy sector will eventually start investing for expansion. Overall, we believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further moderate market advances over the course of next year.

Investment Outlook:

We continue to believe that there are good investment opportunities among small- and mid-cap stocks. Many investors gravitated away from smaller stocks last year as they sought safety in larger, more well-established businesses in a year of much political uncertainty. Many of these smaller companies have purely domestic businesses, which are benefiting from steady, albeit slow, economic growth at home, low inflation and low energy prices. With consumer debt levels falling and wage growth finally starting to accelerate, we are expecting a good year for domestically oriented small and mid-cap stocks. We believe that investors will also begin to favor smaller stocks as valuations of larger capitalization stocks continue to rise, leaving small and mid-cap stocks looking attractive on a relative basis.

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We remain pleased with the positioning of the portfolio, which remains overweight in cyclical stocks, which generally fare better in a period of economic expansion, and domestically oriented stocks that we believe are reasonably valued and appear poised for growth. Relative to the Fund’s benchmarks, the portfolio remains overweight in both the Consumer Discretionary and Industrial sectors and we think that these areas of the market offer great growth potential in 2017.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 2000® Index is an index commonly used to measure the performance of U.S. small-capitalization stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Price-to-sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a stock’s current price by its revenue per share. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Insperity, Inc.	2.97%

John Bean Technologies Corp.	2.85%

Itron, Inc.	2.54%

Burlington Stores, Inc.	2.51%

Ingredion, Inc.	2.43%

NeoPhotonics Corp.	2.40%

Astec Industries, Inc.	2.39%

Brady Corp., Class A	2.38%

UGI Corp.	2.35%

Superior Industries International, Inc.	2.33%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 97.80%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 22.04%
BJ’s Restaurants, Inc. (a)	89,600	$3,234,560	1.54%
Burlington Stores, Inc. (a)	70,400	5,275,776	2.51%
Dollar General Corp.	53,200	3,675,588	1.75%
Genesco, Inc. (a)	59,800	3,217,240	1.53%
Genuine Parts Co.	43,800	3,967,842	1.89%
Movado Group, Inc.	135,200	2,981,160	1.42%
Omnicom Group, Inc.	50,700	4,046,874	1.92%
Potbelly Corp. (a)	314,600	4,105,530	1.95%
Superior Industries International, Inc.	199,900	4,897,550	2.33%
Target Corp.	50,300	3,457,119	1.64%
The Children’s Place, Inc.	57,900	4,397,505	2.09%
Vista Outdoor, Inc. (a)	80,100	3,097,467	1.47%
		46,354,211	22.04%

Consumer Staples – 10.84%
Amira Nature Foods, Ltd. (a)(b)	310,100	2,431,184	1.15%
Dean Foods Co.	204,700	3,737,822	1.78%
Ingredion, Inc.	39,000	5,115,630	2.43%
John B. Sanfilippo & Son, Inc.	56,700	2,873,556	1.37%
Post Holdings, Inc. (a)	56,800	4,329,864	2.06%
Tyson Foods, Inc., Class A	61,000	4,321,850	2.05%
		22,809,906	10.84%

Financials – 3.69%
The Progressive Corp.	123,700	3,897,787	1.85%
United Fire Group, Inc.	97,900	3,869,008	1.84%
		7,766,795	3.69%

Health Care – 6.95%
Henry Schein, Inc. (a)	23,900	3,565,880	1.70%
Owens & Minor, Inc.	100,200	3,251,490	1.55%
Triple-S Management Corp., Class B (a)(b)	150,600	3,114,408	1.48%
UnitedHealth Group, Inc.	33,100	4,678,023	2.22%
		14,609,801	6.95%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 26.31%
Air Transport Services Group, Inc. (a)	341,800	$4,522,014	2.15%
Astec Industries, Inc.	90,900	5,032,224	2.39%
Brady Corp., Class A	151,100	5,001,410	2.38%
Briggs & Stratton Corp.	185,600	3,455,872	1.64%
C.H. Robinson Worldwide, Inc.	56,500	3,848,780	1.83%
Hawaiian Holdings, Inc. (a)	91,800	4,133,295	1.97%
Huntington Ingalls Industries, Inc.	30,100	4,856,936	2.31%
Insperity, Inc.	83,100	6,249,120	2.97%
Insteel Industries, Inc.	150,800	4,056,520	1.93%
John Bean Technologies Corp.	75,100	5,996,735	2.85%
Kaman Corp.	89,900	3,925,034	1.87%
Watsco, Inc.	31,000	4,255,990	2.02%
		55,333,930	26.31%

Information Technology – 15.44%
Arrow Electronics, Inc. (a)	69,100	4,223,392	2.01%
Convergys Corp.	153,100	4,470,520	2.12%
Itron, Inc. (a)	99,100	5,341,490	2.54%
NeoPhotonics Corp. (a)	360,200	5,042,800	2.40%
Orbotech, Ltd. (a)(b)	174,300	4,775,820	2.27%
SYNNEX Corp.	42,000	4,306,680	2.05%
Tech Data Corp. (a)	56,100	4,320,822	2.05%
		32,481,524	15.44%

Materials – 8.15%
Avery Dennison Corp.	60,600	4,229,274	2.01%
Bemis Co., Inc.	80,500	3,921,960	1.86%
Reliance Steel & Aluminum Co.	64,800	4,456,944	2.12%
Sonoco Products Co.	90,300	4,541,187	2.16%
		17,149,365	8.15%

Utilities – 4.38%
Exelon Corp.	125,400	4,272,378	2.03%
UGI Corp.	106,800	4,943,772	2.35%
		9,216,150	4.38%

Total Common Stocks
(Cost $198,765,034)		205,721,682	97.80%

The accompanying notes are an integral part of these financial statements.

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RIGHTS – 0.00%	Number		% of
	of Shares	Value	Net Assets
Health Care – 0.00%
Forest Laboratories, Inc. (a)(c)	5,500	$275	0.00%

Total Rights
(Cost $0)		275	0.00%

SHORT-TERM INVESTMENTS – 2.46%

Money Market Funds – 2.46%
Fidelity Government Portfolio,
Institutional Class, 0.27% (d)	5,179,813	5,179,813	2.46%

Total Short-Term Investments
(Cost $5,179,813)		5,179,813	2.46%

Total Investments
(Cost $203,944,847) – 100.26%		210,901,770	100.26%
Liabilities in Excess
of Other Assets – (0.26)%		(546,091)	(0.26)%

TOTAL NET ASSETS – 100.00%		$210,355,679	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Security is fair valued in good faith.
(d)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$46,354,211	$—	$—		$46,354,211
Consumer Staples	22,809,906	—	—		22,809,906
Financials	7,766,795	—	—		7,766,795
Health Care	14,609,801	—	—		14,609,801
Industrials	55,333,930	—	—		55,333,930
Information Technology	32,481,524	—	—		32,481,524
Materials	17,149,365	—	—		17,149,365
Utilities	9,216,150	—	—		9,216,150
Total Common Stocks	$205,721,682	$—	$—		$205,721,682
Rights
Health Care	$—	$—	$275	*	$275
Total Rights	$—	$—	$275		$275
Short-Term Investments
Money Market Funds	$5,179,813	$—	$—		$5,179,813
Total Short-Term Investments	$5,179,813	$—	$—		$5,179,813
Total Investments	$210,901,495	$—	$275		$210,901,770

*	Acquired as partial consideration in an acquisition of an issuer whose securities were held by the Fund immediately prior to such acquisition.

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights
Balance as of October 31, 2015	$275
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of October 31, 2016	$275

Change in unrealized appreciation/depreciation during the period for
Level 3 investments held at October 31, 2016	$—

The Level 3 investments as of October 31, 2016, represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $203,944,847)	$210,901,770
Dividends and interest receivable	622
Receivable for fund shares sold	4,801
Prepaid expenses and other assets	30,672
Total Assets	210,937,865

LIABILITIES:
Payable for fund shares redeemed	223,869
Payable to advisor	135,746
Payable to administrator	36,812
Payable to auditor	27,579
Accrued distribution fees	71,609
Accrued service fees	16,088
Accrued trustees fees	3,872
Accrued expenses and other payables	66,611
Total Liabilities	582,186
NET ASSETS	$210,355,679

NET ASSETS CONSIST OF:
Capital stock	$310,276,652
Accumulated net investment loss	(180,958)
Accumulated net realized loss on investments	(106,696,938)
Unrealized net appreciation on investments	6,956,923
Total Net Assets	$210,355,679

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$184,614,311
Shares issued and outstanding	9,725,748
Net asset value, offering price and redemption price per share	$18.98

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$25,741,368
Shares issued and outstanding	1,322,800
Net asset value, offering price and redemption price per share	$19.46

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$2,803,007
Interest income	12,462
Total investment income	2,815,469

EXPENSES:
Investment advisory fees (See Note 5)	1,839,205
Sub-transfer agent expenses – Investor Class (See Note 5)	363,691
Sub-transfer agent expenses – Institutional Class (See Note 5)	24,712
Distribution fees – Investor Class (See Note 5)	324,967
Administration, fund accounting, custody and transfer agent fees (See Note 5)	242,477
Service fees – Investor Class (See Note 5)	216,645
Audit fees	28,766
Federal and state registration fees	27,330
Reports to shareholders	25,751
Compliance expense (See Note 5)	23,709
Trustees’ fees and expenses	15,948
Interest expense (See Note 7)	5,265
Legal fees	2,743
Other expenses	20,367
Total expenses	3,161,576
NET INVESTMENT LOSS	$(346,107)

REALIZED AND UNREALIZED LOSSES:
Net realized loss on investments	$(8,409,990)
Net change in unrealized appreciation on investments	(5,945,754)
Net loss on investments	(14,355,744)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,701,851)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income (loss)	$(346,107)	$926,445
Net realized gain (loss) on investments	(8,409,990)	50,172,808
Net change in unrealized appreciation on investments	(5,945,754)	(32,171,870)
Net increase (decrease) in net
assets resulting from operations	(14,701,851)	18,927,383

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(255,352)	—
Institutional Class	(98,941)	—
Total distributions	(354,293)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	23,250,634	52,930,420
Proceeds from shares subscribed – Institutional Class	4,485,262	31,992,911
Dividends reinvested – Investor Class	249,654	—
Dividends reinvested – Institutional Class	93,766	—
Cost of shares redeemed – Investor Class	(74,707,125)	(48,171,421)
Cost of shares redeemed – Institutional Class	(15,664,076)	(21,201,209)
Net increase (decrease) in net assets derived
from capital share transactions	(62,291,885)	15,550,701
TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,348,029)	34,478,084

NET ASSETS:
Beginning of year	287,703,708	253,225,624
End of year	$210,355,679	$287,703,708
Undistributed net investment
income (loss), end of year	$(180,958)	$354,293

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,215,295	2,691,286
Shares sold – Institutional Class	231,105	1,609,045
Shares issued to holders as
reinvestment of dividends – Investor Class	12,816	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	4,710	—
Shares redeemed – Investor Class	(3,937,410)	(2,447,997)
Shares redeemed – Institutional Class	(816,510)	(1,044,452)
Net increase (decrease) in shares outstanding	(3,289,994)	807,882

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.
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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$20.00	$18.68	$15.65	$12.38	$9.97

(0.02)	0.06	(0.04)	(0.11)	(0.07)
(0.98)	1.26	3.07	3.38	2.48
(1.00)	1.32	3.03	3.27	2.41

(0.02)	—	—	—	—
(0.02)	—	—	—	—
$18.98	$20.00	$18.68	$15.65	$12.38

(5.00)%	7.07%	19.36%	26.41%	24.17%

$184.61	$248.74	$227.68	$220.83	$265.60
1.32%	1.15%	1.23%	1.29%	1.34%
(0.18)%	0.30%	(0.17)%	(0.26)%	(0.66)%
97%	102%	84%	105%	90%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$20.47	$19.08	$15.94	$12.57	$10.09

0.17	0.03	0.06	0.01	(0.04)
(1.13)	1.36	3.08	3.36	2.52
(0.96)	1.39	3.14	3.37	2.48

(0.05)	—	—	—	—
(0.05)	—	—	—	—
$19.46	$20.47	$19.08	$15.94	$12.57

(4.69)%	7.29%	19.70%	26.81%	24.58%

$25.74	$38.96	$25.54	$26.23	$37.11

0.98%	0.99%	1.03%	1.11%	1.11%
0.98%	0.99%	0.98%	0.98%	0.98%

0.14%	0.51%	0.03%	(0.01)%	(0.51)%
0.14%	0.51%	0.08%	0.12%	(0.38)%
97%	102%	84%	105%	90%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund), and holders of Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences

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NOTES TO THE FINANCIAL STATEMENTS

between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$165,149	$1,040,214	$(1,205,363)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from

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fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –	Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets

HENNESSYFUNDS.COM
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NOTES TO THE FINANCIAL STATEMENTS

that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized

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cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $235,715,965 and $290,154,139, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another

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24

NOTES TO THE FINANCIAL STATEMENTS

Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $135,746.

In the past, the Advisor had contractually agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses exceeded 0.98% of the Fund’s net assets for Institutional Class shares of the Fund (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items).  The expense limitation agreement was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  As of October 31, 2016, cumulative expenses subject to potential recovery under the aforementioned conditions were $1,023 for Institutional Class shares, which will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2016, were $16,088.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the

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Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $388,403.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $242,477.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $152,383 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $6,290,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$203,944,847
Gross tax unrealized appreciation	$18,628,329
Gross tax unrealized depreciation	(11,671,406)
Net tax unrealized appreciation	$6,956,923
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(106,877,896)
Total accumulated loss	$(99,920,973)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

At October 31, 2016, the Fund had capital loss carryforwards that expire as follows:

$97,943,326	October 31, 2017
$8,753,612	Indefinite ST

Capital losses sustained in the fiscal year ended October 31, 2012, and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2016, the Fund deferred on a tax basis, a post-December late year ordinary loss deferral of $180,958.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$354,293	$—
Long-term capital gain	—	—
	$354,293	$—

(1) Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Cornerstone Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Growth Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

HENNESSY FUNDS	1-800-966-4354

29

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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30

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,022.10	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.70

Institutional Class
Actual	$1,000.00	$1,024.20	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY FOCUS FUND

Investor Class HFCSX
Institutional Class HFCIX

hennessyfunds.com|1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	-1.63%	13.64%	8.93%
Hennessy Focus Fund –
Institutional Class (HFCIX)(1)	-1.27%	14.01%	9.24%
Russell 3000® Index	4.24%	13.35%	6.76%
Russell Mid Cap® Growth Index	0.40%	12.02%	7.65%

Expense ratios: 1.47% (Investor Class); 1.12% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012, is that of the FBR Focus Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is May 30, 2008. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA
Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Focus Fund returned -1.63%, underperforming both the Russell 3000® Index and the

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4

PERFORMANCE OVERVIEW

Russell Midcap® Growth Index, which returned 4.24% and 0.40%, respectively, for the same period.

Leading contributors to the Fund’s performance were American Tower Corporation, Aon plc, and Gaming and Leisure Properties, Inc., all of which the Fund continues to hold.  Each of these companies produced attractive financial results over the twelve-month period, which helped drive appreciation in their stock prices.  Leading detractors from the Fund’s performance were Encore Capital Group, Inc., CarMax, Inc., and Twenty-First Century Fox, Inc.  We believe that these businesses are likely to provide compelling forward returns, so the Fund continues to hold these investments.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of twelve-month results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five- and ten-year periods since shorter time periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

Investment Outlook:

In the Fund, we target “compounders” – businesses trading at reasonable valuations that have the competitive position, management, and growth to potentially create outsized value for an extended period of time.  We believe that our criteria-driven, fundamental research, applied with a long-term investment horizon, allows us to identify these opportunities.  We continue to have a positive outlook for the Fund because we believe its holdings are predominately a collection of “compounders” that should grow their earnings at attractive rates for a long time to come.

To further your understanding of what the Fund owns, and why, we will use this letter to describe our thinking behind American Tower (AMT), the Fund’s largest holding at the end of the period.  We have a long history with AMT and believe it measures very well against our five investment criteria (high quality business, large growth opportunity, excellent management, low tail risk and discount valuation) as explained below.

AMT is the largest owner and operator of cellular towers in the U.S., with a growing presence in select emerging markets, including Mexico, Brazil, India, Nigeria and South Africa. These towers provide critical infrastructure to the wireless industry. Wireless carriers, such as AT&T, Verizon, T-Mobile and Sprint, rent space on towers to install communications equipment that transmits and receives wireless signals from mobile phones and other devices.

A cell tower has wonderful economic characteristics. A typical tower has capacity for four tenants. The first tenant covers the cost of tower construction by providing a mid- to high-single digit return on capital. Each subsequent tenant requires virtually no incremental capital or operating cost by the tower owner, so more than 90% of rental revenue flows through to EBITDA. A tower with three or four tenants can have a 25%-plus return on invested capital and an 80%-plus EBITDA margin with de minimis maintenance capital expenditure needs.

So with these economics, what keeps everyone from building a cell tower in their back yard? For one, these are tall unsightly metal structures. So neighbors, preservationists and zoning boards make it very difficult to get a new cell tower permit. But equally important, there are only a handful of large wireless carriers in most markets. Tower lease agreements typically include five- to 10-year initial terms with multiple five-year renewal options. If an incumbent tower has two or three carriers under contract, a new tower in the same trade area has limited opportunity to win clients. Over the last four years, the number of cell towers in the U.S. has grown at less than 2% per annum.

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While owning a cell tower is a good business, owning a nationwide portfolio of towers is an even better business. With over 40,000 towers across the U.S. (about 25% of all cell towers in the country), AMT gets scale efficiencies in purchasing, construction and management, while also streamlining the administrative cost and time to market for national wireless carriers. Against this backdrop of attractive tower economics and supply constraints, there is dramatic growth in wireless data demand that is pushing carriers to lease more space on more tower locations to maintain the quality of their signal. Over the last two years, U.S. wireless data demand has doubled as data intensive 4G phones replace less data intensive 3G phones. Continued 4G phone adoption, supplemented by growth in tablets and other devices, is forecast to drive 40-50% annual wireless data growth over the next five years (according to Cisco Systems). Further, we expect the 5G rollout in the U.S. to begin around 2020, driving another big uplift in data demand and cell tower utilization.

The wireless trends we see in the U.S. are playing out overseas on a lagged basis. We believe the U.S. is in the fifth or sixth inning of 4G adoption, while many emerging markets are still deploying 2G or 3G networks, putting them about five or 10 years behind on the wireless technology adoption curve. Most emerging markets lack legacy fixed-line infrastructure for Wi-Fi offload, so the capture rate of data growth on wireless networks and cell towers is significantly higher than it is in the U.S. Today, AMT generates about 40% of its revenue from these faster growing overseas markets. We give credit to AMT management for investing in emerging market cell towers way ahead of competitors, establishing leadership positions that are paying off nicely today.

Unfortunately, a 40-50% annual increase in wireless data demand does not translate into a 40-50% increase in cell tower occupancy. Increased equipment occupancy is one of several solutions carriers have to meet this wireless demand, along with buying / deploying additional wireless spectrum, upgrading transmission equipment, and using non-tower transmission sites (rooftops, water towers, small-cells, DAS). Over the next five years, we expect AMT to grow revenue organically at 6-8% per annum in the U.S. and 10-14% overseas for a 9-10% blended organic revenue growth rate. With operating leverage, this organic revenue growth should translate into 10-12% organic EBITDA growth. In addition, we expect AMT’s 4-5% free cash flow yield, deployed into dividends and select acquisitions, to push total returns higher. Today AMT trades at about 18x adjusted funds from operations (or AFFO, which is a reasonable approximation of owner earnings), a slight premium to the broader market earnings multiple, but with twice the expected growth of the market.

The risks we think are most pertinent to our AMT investment are technological threats / substitutes and financial leverage. Over the years, we have seen many perceived technological threats emerge, only to be proven uneconomic or technically flawed in practice. Today, traditional cell towers (150+ feet tall) are the most cost effective means to provide a strong wireless signal to a wide area. There are supplemental solutions, such as “small-cell” towers (under 30 feet tall), that can make economic sense for dense urban infill (mostly supplementing rooftop antennas, not cell towers), however, with an all-in cost that is approximately 10x that of a macro tower site, small-cell towers have limited applicability elsewhere.  Historically, satellite phones have been viewed as a possible alternative to terrestrial wireless, but billions of dollars of losses, accompanied by four major bankruptcies, have demonstrated satellite phones are only practical in niche situations (ships at sea, deep in jungles). Finally, Wi-Fi hot spots are a long-rumored competitor to traditional cellular networks. Wi-Fi works well at a coffee shop or in your home, but it suffers from poor signal quality due to interference, a small service range and a lack of mobility. We continue to watch technological developments in the industry by attending trade shows, reviewing industry publications and speaking with consultants.

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PERFORMANCE OVERVIEW

This research informs our view that traditional cell towers will persist as the low cost, base-load solution for wireless communications.

Relative to most businesses we own, AMT uses significant financial leverage (~5x debt to EBITDA). We believe this leverage is appropriate given the predictable nature of the business (the debt is rated investment grade), however, it subjects the company to higher interest expense if rates rise. Simplistically, a 100 basis point (bp) rise in the cost of debt for AMT would increase interest expense by about 25%, decreasing AFFO by about 7.5% (the actual interest expense would change gradually over time since AMT has an average five-year remaining term on its debt). Since we expect a mid-teens underlying growth rate in AMT’s AFFO, it would take about two quarters of expected growth to recoup the AFFO lost to a 100 bp rise in financing rates, or about four quarters to recoup a 200 bp rise in rates. We would not be surprised to see a 100 or 200 bp rise in rates over our investment horizon, and consider this an acceptable risk / headwind in exchange for the significant underlying compounding of AFFO we expect from AMT. A rise in long-term rates might also impact the valuation multiple the market is willing to assign to AMT – as well as all other equities – but we believe we are reasonably well insulated with the current valuation of 18x AFFO.

Finally, we have followed the wireless and cell tower industry since the late 1990s. Over this time, we have observed that many investors understand near-term industry growth, but consistently underestimate the long-term potential. We believe this is because they fail to appreciate the virtuous cycle that is at work across the industry; increasingly powerful handheld devices enable more robust applications, which require increased wireless bandwidth and throughput. Each turn of the cycle feeds the next, propelling the industry in unexpectedly favorable ways. We do not know of anyone that foresaw voice-centric Nokia phones from the late 1990s would be replaced by multifunctional BlackBerrys in the early 2000s, then full-featured Apple iPhones in the late 2000s. Without the now ubiquitous smartphone, demand for YouTube, Pandora, Google Maps, and Facebook would not be clogging up the airwaves creating the need for more broadband wireless today. With the arrival of 4G, and eventually 5G, the connected home, the connected car, and wireless delivery of cable TV become huge potential bandwidth hogs just over the horizon. While precisely modeling what impact these, and unknowable future applications will have on AMT is an exercise in futility, we believe the virtuous cycle is alive and well, and will lead to strong secular demand for wireless tower infrastructure far into the future.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 3000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The Russell Midcap® Growth Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization growth stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small and medium capitalized companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Adjusted funds from operations (AFFO) refers to the financial performance measure primarily used in the analysis of real estate investment trusts (REITs). EBITDA is the acronym for earnings before interest, taxes, depreciation, amortization – a measure of a company’s operating performance.  Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Return on capital is a profitability ratio that measures the return that an investment generates for capital contributors, i.e. bondholders and stockholders, and it indicates how effective a company is at turning capital into profits.

HENNESSYFUNDS.COM

8

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

American Tower Corp., Class A	10.50%

O’Reilly Automotive, Inc.	9.32%

Markel Corp.	7.91%

Brookfield Asset Management, Inc.	6.65%

CarMax, Inc.	6.18%

Aon PLC	5.46%

The Charles Schwab Corp.	5.34%

Hexcel Corp.	4.93%

Gaming and Leisure Properties, Inc.	4.28%

Twenty First Century Fox, Inc.	4.21%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 63.59%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 20.36%
CarMax, Inc. (a)	2,962,712	$147,957,837	6.18%
O’Reilly Automotive, Inc. (a)	842,815	222,873,999	9.32%
Penn National Gaming, Inc. (a)	1,197,772	15,487,192	0.65%
Twenty First Century Fox, Inc.	3,837,592	100,813,542	4.21%
		487,132,570	20.36%

Energy – 2.60%
World Fuel Services Corp.	1,547,585	62,290,296	2.60%

Financials – 22.43%
Aon PLC (b)	1,179,036	130,672,560	5.46%
Diamond Hill Investment Group, Inc.	145,893	26,553,985	1.11%
Encore Capital Group, Inc. (a) (d)	2,258,784	44,836,862	1.87%
Markel Corp. (a)	215,672	189,237,083	7.91%
Marlin Business Services Corp. (d)	1,010,273	17,679,777	0.74%
The Charles Schwab Corp.	4,029,065	127,721,361	5.34%
		536,701,628	22.43%

Health Care – 1.74%
Henry Schein, Inc. (a)	279,398	41,686,181	1.74%

Industrials – 10.58%
American Woodmark Corp. (a) (d)	1,209,780	90,370,566	3.78%
Ametek, Inc.	459,822	20,278,150	0.85%
Hexcel Corp.	2,592,037	117,911,763	4.93%
Mistras Group, Inc. (a)	1,171,870	24,538,958	1.02%
		253,099,437	10.58%

Information Technology – 5.88%
Alphabet, Inc., Class A (a)	68,984	55,870,142	2.34%
Alphabet, Inc., Class C (a)	108,017	84,743,657	3.54%
		140,613,799	5.88%

Total Common Stocks
(Cost $904,303,452)		1,521,523,911	63.59%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

REITS – 21.44%	Number		% of
	of Shares	Value	Net Assets
Financials – 21.44%
American Tower Corp., Class A	2,145,080	$251,381,925	10.51%
Brookfield Asset Management, Inc. (b)	4,543,328	159,107,347	6.65%
Gaming and Leisure Properties, Inc.	3,122,341	102,506,455	4.28%
		512,995,727	21.44%

Total REITS
(Cost $324,420,323)		512,995,727	21.44%

SHORT-TERM INVESTMENTS – 15.11%

Money Market Funds – 15.11%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	119,705,000	119,705,000	5.01%
First American Government Obligations Fund, 0.24% (c)	2,339,306	2,339,306	0.10%
The Government & Agency Portfolio, Institutional Class, 0.29% (c)	119,705,000	119,705,000	5.00%
Morgan Stanley Institutional Liquidity Fund –
Government Portfolio, 0.30% (c)	119,705,000	119,705,000	5.00%
		361,454,306	15.11%

Total Short-Term Investments
(Cost $361,454,306)		361,454,306	15.11%

Total Investments
(Cost $1,590,178,081) – 100.14%		2,395,973,944	100.14%
Liabilities in Excess of Other Assets – (0.14)%		(3,442,456)	(0.14)%

TOTAL NET ASSETS – 100.00%		$2,392,531,488	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.
(d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Hennessy Focus Fund, as defined in the Investment Company Act of 1940, as amended, at or during the year ended October 31, 2016. Details of transactions with these affiliated companies for the year ended October 31, 2016, are as follows:

	American	Encore Capital	Marlin Business
Issuer	Woodmark Corp.	Group, Inc.	Services Corp.
Beginning Cost	$32,425,960	$72,792,945	$15,865,289
Purchase Cost	$19,466,818	$732,458	—
Sales Cost	—	—	—
Ending Cost	$51,892,778	$73,525,403	$15,865,289
Dividend Income	—	—	$565,753
Shares	1,209,780	2,258,784	1,010,273
Market Value	$90,370,566	$44,836,862	$17,679,777

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$487,132,570	$—	$—	$487,132,570
Energy	62,290,296	—	—	62,290,296
Financials	536,701,628	—	—	536,701,628
Health Care	41,686,181	—	—	41,686,181
Industrials	253,099,437	—	—	253,099,437
Information Technology	140,613,799	—	—	140,613,799
Total Common Stocks	$1,521,523,911	$—	$—	$1,521,523,911
REITS
Financials	$512,995,727	$—	$—	$512,995,727
Total REITS	$512,995,727	$—	$—	$512,995,727
Short-Term Investments
Money Market Funds	$361,454,306	$—	$—	$361,454,306
Total Short-Term Investments	$361,454,306	$—	$—	$361,454,306
Total Investments	$2,395,973,944	$—	$—	$2,395,973,944

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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12

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $1,448,894,611)	$2,243,086,739
Investments in affiliated securities, at value (cost $141,283,470)	152,887,205
Total Investments in securities, at value (cost $1,590,178,081)	2,395,973,944
Dividends and interest receivable	763,395
Receivable for fund shares sold	2,747,797
Prepaid expenses and other assets	89,921
Total Assets	2,399,575,057

LIABILITIES:
Payable for fund shares redeemed	3,900,537
Payable to advisor	1,853,205
Payable to administrator	398,595
Payable to auditor	20,699
Accrued distribution fees	305,646
Accrued service fees	140,290
Accrued trustees fees	3,896
Accrued expenses and other payables	420,701
Total Liabilities	7,043,569
NET ASSETS	$2,392,531,488

NET ASSETS CONSIST OF:
Capital stock	$1,602,944,656
Accumulated net investment loss	(10,118,034)
Accumulated net realized loss on investments	(6,090,997)
Unrealized net appreciation on investments	805,795,863
Total Net Assets	$2,392,531,488

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,626,709,875
Shares issued and outstanding	23,029,973
Net asset value, offering price and redemption price per share	$70.63

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$765,821,613
Shares issued and outstanding	10,610,944
Net asset value, offering price and redemption price per share	$72.17

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$17,557,919
Dividend income from affiliated securities	565,753
Interest income	718,429
Total investment income	18,842,101

EXPENSES:
Investment advisory fees (See Note 5)	20,616,778
Sub-transfer agent expenses – Investor Class (See Note 5)	3,349,325
Sub-transfer agent expenses – Institutional Class (See Note 5)	548,698
Distribution fees – Investor Class (See Note 5)	2,439,835
Administration, fund accounting, custody and transfer agent fees (See Note 5)	2,232,718
Service fees – Investor Class (See Note 5)	1,626,556
Reports to shareholders	150,078
Federal and state registration fees	87,138
Compliance expense (See Note 5)	23,709
Trustees’ fees and expenses	22,538
Legal fees	22,070
Audit fees	20,697
Other expenses	149,203
Total expenses	31,289,343
NET INVESTMENT LOSS	$(12,447,242)

REALIZED AND UNREALIZED LOSSES:
Net realized loss on investments	$(5,426,283)
Net change in unrealized appreciation on investments	(13,249,337)
Net loss on investments	(18,675,620)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,122,862)

(1)	Net of foreign taxes withheld of $601,522.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment loss	$(12,447,242)	$(8,322,351)
Net realized gain (loss) on investments	(5,426,283)	4,582,644
Net change in unrealized appreciation on investments	(13,249,337)	189,175,587
Net increase (decrease) in net assets resulting from operations	(31,122,862)	185,435,880

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(320,240)
Institutional Class	—	(218,677)
Net realized gains
Investor Class	(3,251,490)	(91,635,474)
Institutional Class	(1,083,008)	(21,665,079)
Total distributions	(4,334,498)	(113,839,470)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	443,753,342	523,376,866
Proceeds from shares subscribed – Institutional Class	408,969,650	279,633,599
Dividends reinvested – Investor Class	3,188,245	90,396,629
Dividends reinvested – Institutional Class	867,516	16,054,210
Cost of shares redeemed – Investor Class	(402,722,784)	(266,214,310)
Cost of shares redeemed – Institutional Class	(161,483,885)	(75,766,873)
Net increase in net assets derived
from capital share transactions	292,572,084	567,480,121
TOTAL INCREASE IN NET ASSETS	257,114,724	639,076,531

NET ASSETS:
Beginning of year	2,135,416,764	1,496,340,233
End of year	$2,392,531,488	$2,135,416,764
Undistributed net investment loss, end of year	$(10,118,034)	$(8,330,095)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,346,130	7,439,297
Shares sold – Institutional Class	5,766,791	3,920,855
Shares issued to holders as reinvestment
of dividends – Investor Class	45,333	1,371,829
Shares issued to holders as reinvestment
of dividends – Institutional Class	12,111	239,922
Shares redeemed – Investor Class	(5,815,084)	(3,820,415)
Shares redeemed – Institutional Class	(2,269,086)	(1,078,256)
Net increase in shares outstanding	4,086,195	8,073,232

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$71.94	$69.46	$63.58	$51.78	$49.80

(0.45)	(0.33)	0.27	(0.32)	(0.39)
(0.72)	8.07	6.68	16.44	7.61
(1.17)	7.74	6.95	16.12	7.22

—	(0.02)	—	—	—
(0.14)	(5.24)	(1.07)	(4.32)	(5.24)
(0.14)	(5.26)	(1.07)	(4.32)	(5.24)
—	—	0.00 (1)	0.00 (1)	0.00 (1)
$70.63	$71.94	$69.46	$63.58	$51.78

(1.63)%	11.83%	11.05%	33.54%	16.17%

$1,626.71	$1,615.36	$1,213.03	$1,139.85	$707.61
1.47%	1.46%	1.41%	1.43%	1.41%
(0.65)%	(0.55)%	0.41%	(0.85)%	(0.79)%
2%	4%	18%	4%	13%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$73.24	$70.50	$64.32	$52.19	$50.02

(0.14)	(0.08)	0.35	(0.13)	(0.22)
(0.79)	8.19	6.90	16.58	7.63
(0.93)	8.11	7.25	16.45	7.41

—	(0.05)	—	—	—
(0.14)	(5.32)	(1.07)	(4.32)	(5.24)
(0.14)	(5.37)	(1.07)	(4.32)	(5.24)
$72.17	$73.24	$70.50	$64.32	$52.19

(1.27)%	12.23%	11.40%	33.94%	16.51%

$765.82	$520.06	$283.31	$179.89	$77.28
1.10%	1.11%	1.10%	1.13%	1.12%
(0.28)%	(0.19)%	0.59%	(0.52)%	(0.52)%
2%	4%	18%	4%	13%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Focus Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund), and holders of Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

HENNESSYFUNDS.COM

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$10,659,303	$(381,450)	$(10,277,853)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

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21

such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

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NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where
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NOTES TO THE FINANCIAL STATEMENTS

current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $286,219,604 and $41,752,479, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $1,853,205.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC.  The Advisor pays the sub-advisor fees from its own assets and these fees are not an additional expense of the Fund.  For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.29%.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, effective as of March 1, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $140,290.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account

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servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $3,898,023.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $2,232,718.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,590,178,081
Gross tax unrealized appreciation	$869,999,821
Gross tax unrealized depreciation	(64,203,958)
Net tax unrealized appreciation	$805,795,863
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(16,209,031)
Total accumulated gain	$789,586,832

At October 31, 2016, the Fund had capital loss carryforwards that expire as follows:

$447,571	Indefinite ST
$5,643,426	Indefinite LT

At October 31, 2016, the Fund deferred, on a tax basis, a late year ordinary loss of $10,118,034.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$—	$2,736,846
Long-term capital gain	4,334,498	111,102,624
	$4,334,498	$113,839,470

(1)	Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Focus Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Focus Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,000.10	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.51

Institutional Class
Actual	$1,000.00	$1,001.90	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Investor Class shares or 1.10% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY CORNERSTONE
MID CAP 30 FUND

Investor Class HFMDX
Institutional Class HIMDX

hennessyfunds.com  |  1-800-966-4354

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CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	-7.89%	12.06%	7.50%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)(1)	-7.53%	12.41%	7.82%
Russell Midcap® Index	4.17%	13.12%	7.55%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratios: 1.33% (Investor Class); 0.97% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is March 3, 2008. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Brian E. Peery

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned -7.89%, underperforming both the Russell Midcap® Index and the S&P 500 Index, which returned 4.17% and 4.51% for the same period, respectively.

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PERFORMANCE OVERVIEW

The Fund’s underperformance relative to its benchmark index was due to stock selection and an overweight position within the Consumer Discretionary sector. Express, Inc., GameStop Corporation, AutoNation, Inc. and Lithia Motors, Inc. all contributed significantly to the underperformance over the period. Price weakness in three other investments, JetBlue Airways Corporation, Ciena Corporation and Sinclair Broadcast Group, largely accounted for the remaining underperformance. We no longer hold any of the stocks mentioned.

Portfolio Strategy:

We believe that limiting the Fund to 30 stocks produces a relatively concentrated portfolio, where individual stock performance can influence the performance of the portfolio as a whole, while at the same time providing what we consider to be ample diversification. Additionally, the Fund employs a strict price-to-sales ratio limit of 1.5, resulting in the Fund investing in what we deem to be reasonably valued stocks rather than those whose price may be predicated on expected future growth. We believe this “growth at a reasonable price” stock selection approach has served us well over time, and we wholeheartedly support utilizing this methodology when investing.

In September, the Fund’s investment advisor purchased the assets related to the management of two funds previously managed by Westport Advisers, LLC (the “Westport Funds”), and reorganized the assets of the Westport Funds into the Fund.  The securities held by the Westport Funds were added to the Fund’s portfolio on September 26, 2016, and were held in the portfolio as of the end of the Fund’s fiscal year.  The Fund’s policy with regards to stock holdings acquired in a reorganization is to make appropriate purchase and sale decisions in conjunction with the Fund’s annual rebalance. The Fund’s annual rebalance took place in November, during which time the number of stock holdings in the Fund was reduced to 30.*

Market Outlook:

Over the twelve-month period ended October 31, 2016, U.S. equities produced moderate, positive returns. The period was once again marked by a great deal of volatility, with major market indices dropping more than 10% at one point early in the year before recovering all of their losses. Throughout this period, there have been concerns about interest rates, commodity prices, economic growth (both domestic and international) and the U.S. Presidential election. Many, if not all, of these concerns still exist in the marketplace today, but we have reasons to be hopeful for the year to come.

First, while corporate profits have been on a gentle slide downwards since the fourth quarter of 2014, market analysts are now forecasting a return to growth in profits in the fourth quarter of this year. We believe these forecasts have a good chance of being proved correct. Second, mergers and acquisitions have been strong and steady this year and we believe such activity will continue next year, helping drive revenue and earnings for the acquiring companies. Third, we do not believe the majority of stocks are expensive at this point, though many are probably fairly valued. The Dow Jones Industrial Average and the S&P 500 Index have forward PE ratios of roughly 18x and 19x, respectively, close to long-term averages although slightly higher than six months ago. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies outside of the Energy sector will eventually start investing for expansion. Overall, we believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further moderate market advances over the course of next year.

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Investment Outlook:

We continue to believe that there are good investment opportunities among mid-cap stocks. Many investors gravitated away from the stocks of small and mid sized companies last year as they sought safety in larger, more well-established businesses in a year of much political uncertainty. Many of these smaller and mid-sized companies have purely domestic businesses, which are benefiting from steady, albeit slow, economic growth at home, low inflation and low energy prices. With consumer debt levels falling and wage growth finally starting to accelerate, we are expecting a good year for domestically oriented small and mid-cap stocks. We believe that investors will also begin to favor stocks of small and mid sized companies as valuations of larger capitalization stocks continue to rise, leaving small and mid-cap stocks looking attractive on a relative basis.

We remain pleased with the positioning of the portfolio, which remains overweight in cyclical stocks, which generally fare better in a period of economic expansion, and domestically oriented stocks that we believe are reasonably valued and appear poised for growth. Relative to the Fund’s benchmarks, the portfolio remains overweight in both the Consumer Discretionary and Industrial sectors, and we think that these areas of the market offer great growth potential in 2017.
______________

*	The Fund’s most recent holdings list, including all of the stocks in the rebalanced portfolio, may be obtained by visiting hennessyfunds.com.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell Midcap® Index is an index commonly used to measure the performance of U.S. medium-capitalization stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have limited liquidity and greater price volatility than large capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Diversification does not assure a profit or protect against loss in a declining market. Price-to-sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a company’s market price per share by its revenue per share. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of the Fund’s future performance.

HENNESSYFUNDS.COM

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Ingredion, Inc.	3.57%

The Interpublic Group of Companies, Inc.	3.56%

Hawaiian Holdings, Inc.	3.33%

Synopsys, Inc.	3.12%

Atmos Energy Corp.	3.08%

SYNNEX Corp.	3.00%

Pool Corp.	2.95%

Avery Dennison Corp.	2.77%

Tech Data Corp.	2.72%

Casey's General Stores, Inc.	2.70%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 99.72%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 33.66%
AutoNation, Inc. (a)	510,500	$22,395,635	1.81%
Big Lots, Inc.	204,800	8,888,320	0.72%
Boyd Gaming Corp. (a)	1,584,600	28,300,956	2.28%
Express, Inc. (a)	1,662,900	19,988,058	1.61%
GameStop Corp., Class A	700,400	16,844,620	1.36%
JC Penney Co., Inc. (a)	3,597,600	30,903,384	2.49%
Lear Corp.	256,000	31,431,680	2.53%
Lennar Corp.	642,500	26,785,825	2.16%
Lithia Motors, Inc., Class A	275,418	23,625,356	1.91%
Mohawk Industries, Inc. (a)	13,400	2,469,620	0.20%
NVR, Inc. (a)	19,614	29,872,122	2.41%
Pool Corp.	395,000	36,569,100	2.95%
Ross Stores, Inc.	264,600	16,548,084	1.33%
Sinclair Broadcast Group Inc.	1,032,600	25,918,260	2.09%
The Goodyear Tire & Rubber Co.	965,700	28,034,271	2.26%
The Interpublic Group of Companies, Inc.	1,969,779	44,103,352	3.56%
Wayfair, Inc., Class A (a)	741,757	24,722,761	1.99%
		417,401,404	33.66%

Consumer Staples – 7.08%
Casey's General Stores, Inc.	295,900	33,433,741	2.70%
CVS Health Corp.	119,690	10,065,929	0.81%
Ingredion, Inc.	337,700	44,296,109	3.57%
		87,795,779	7.08%

Energy – 2.52%
Anadarko Petroleum Corp.	115,800	6,883,152	0.56%
EOG Resources, Inc.	269,500	24,368,190	1.96%
		31,251,342	2.52%

Financials – 5.11%
AmTrust Financial Services, Inc.	955,000	25,202,450	2.03%
Hanover Insurance Group, Inc.	375,200	28,586,488	2.31%
Willis Towers Watson PLC (b)	75,800	9,543,220	0.77%
		63,332,158	5.11%

Health Care – 6.64%
Abbott Laboratories	122,100	4,791,204	0.39%
Charles River Laboratories International, Inc. (a)	105,300	7,990,164	0.64%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care (Continued)
Owens & Minor, Inc.	892,700	$28,968,115	2.33%
Universal Health Services, Inc., Class B	197,427	23,831,413	1.92%
Varian Medical Systems, Inc. (a)	185,500	16,830,415	1.36%
		82,411,311	6.64%

Industrials – 14.96%
Dycom Industries, Inc. (a)	403,400	31,033,562	2.50%
Expeditors International of Washington, Inc.	636,700	32,770,949	2.64%
FedEx Corp.	90,500	15,775,960	1.27%
Hawaiian Holdings, Inc. (a)	916,000	41,242,900	3.33%
JetBlue Airways Corp. (a)	1,257,500	21,981,100	1.77%
ManpowerGroup, Inc.	348,300	26,749,440	2.16%
Rockwell Collins, Inc.	59,000	4,974,880	0.40%
United Rentals, Inc. (a)	146,100	11,053,926	0.89%
		185,582,717	14.96%

Information Technology – 22.66%
Amphenol Corp., Class A	248,500	16,383,605	1.32%
CACI International, Inc., Class A (a)	29,400	2,876,790	0.23%
CDW Corp.	724,500	32,537,295	2.62%
Check Point Software Technologies Ltd. (a)(b)	227,500	19,237,400	1.55%
Ciena Corp. (a)	1,323,900	25,657,182	2.07%
IPG Photonics Corp. (a)	128,900	12,504,589	1.01%
Mastercard, Inc., Class A	122,100	13,067,142	1.05%
PTC, Inc. (a)	699,200	33,170,048	2.68%
Rogers Corp. (a)	136,900	7,451,467	0.60%
SYNNEX Corp.	363,000	37,222,020	3.00%
Synopsys, Inc. (a)	652,412	38,694,556	3.12%
Tech Data Corp. (a)	437,500	33,696,250	2.72%
Teradata Corp. (a)	175,380	4,728,245	0.38%
Zebra Technologies Corp., Class A (a)	57,700	3,798,968	0.31%
		281,025,557	22.66%

Materials – 4.01%
Agrium, Inc. (b)	29,400	2,699,508	0.22%
Avery Dennison Corp.	492,300	34,357,617	2.77%
FMC Corp.	269,500	12,636,855	1.02%
		49,693,980	4.01%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities – 3.08%
Atmos Energy Corp.	513,100	$38,169,509	3.08%

Total Common Stocks
(Cost $1,042,234,381)		1,236,663,757	99.72%

SHORT-TERM INVESTMENTS – 0.75%

Money Market Funds – 0.75%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	9,291,972	9,291,972	0.75%

Total Short-Term Investments
(Cost $9,291,972)		9,291,972	0.75%

Total Investments
(Cost $1,051,526,353) – 100.47%		1,245,955,729	100.47%

Liabilities in Excess of Other Assets – (0.47)%		(5,839,078)	(0.47)%

TOTAL NET ASSETS – 100.00%		$1,240,116,651	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund's 7-day yield as of October 31, 2016.

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund's net assets as of October, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$417,401,404	$—	$—	$417,401,404
Consumer Staples	87,795,779	—	—	87,795,779
Energy	31,251,342	—	—	31,251,342
Financials	63,332,158	—	—	63,332,158
Health Care	82,411,311	—	—	82,411,311
Industrials	185,582,717	—	—	185,582,717
Information Technology	281,025,557	—	—	281,025,557
Materials	49,693,980	—	—	49,693,980
Utilities	38,169,509	—	—	38,169,509
Total Common Stocks	$1,236,663,757	$—	$—	$1,236,663,757
Short-Term Investments
Money Market Funds	$9,291,972	$—	$—	$9,291,972
Total Short-Term Investments	$9,291,972	$—	$—	$9,291,972
Total Investments	$1,245,955,729	$—	$—	$1,245,955,729

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $1,051,526,353)	$1,245,955,729
Dividends and interest receivable	282,563
Receivable for fund shares sold	831,788
Prepaid expenses and other assets	58,537
Total Assets	1,247,128,617

LIABILITIES:
Payable for fund shares redeemed	5,538,041
Payable to advisor	851,049
Payable to administrator	210,799
Payable to auditor	22,881
Accrued distribution fees	83,969
Accrued service fees	59,264
Accrued interest payable	1,780
Accrued trustees fees	3,898
Accrued expenses and other payables	240,285
Total Liabilities	7,011,966
NET ASSETS	$1,240,116,651

NET ASSETS CONSIST OF:
Capital stock	$1,300,283,246
Accumulated net investment loss	(1,670,147)
Accumulated net realized gain on investments	4,701,455
Unrealized net appreciation on investments	(63,197,903)
Total Net Assets	$1,240,116,651

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$485,147,576
Shares issued and outstanding	26,408,820
Net asset value, offering price and redemption price per share	$18.37

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$754,969,075
Shares issued and outstanding	40,167,581
Net asset value, offering price and redemption price per share	$18.80

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$11,472,235
Interest income	39,471
Total investment income	11,511,706

EXPENSES:
Investment advisory fees (See Note 5)	7,856,506
Sub-transfer agent expenses – Investor Class (See Note 5)	1,420,424
Sub-transfer agent expenses – Institutional Class (See Note 5)	391,620
Administration, fund accounting, custody and transfer agent fees (See Note 5)	1,034,908
Distribution fees – Investor Class (See Note 5)	963,758
Service fees – Investor Class (See Note 5)	642,505
Federal and state registration fees	152,884
Reports to shareholders	125,770
Audit fees	23,842
Compliance expense (See Note 5)	23,709
Trustees' fees and expenses	18,314
Interest expense (See Note 7)	14,025
Legal fees	12,786
Other expenses	54,880
Total expenses	12,735,931
NET INVESTMENT LOSS	$(1,224,225)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$5,942,875
Net change in unrealized appreciation on investments	(104,787,882)
Net loss on investments	(98,845,007)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(100,069,232)

(1)	Net of foreign taxes withheld of $4,594.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income (loss)	$(1,224,225)	$1,830,521
Net realized gain on investments	5,942,875	8,189,909
Net change in unrealized appreciation on investments	(104,787,882)	19,847,205
Net increase in net assets resulting from operations	(100,069,232)	29,867,635

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(983,702)	—
Institutional Class	(1,004,373)	—
Net realized gains
Investor Class	(5,450,291)	(16,025,638)
Institutional Class	(2,201,769)	(4,641,869)
Total distributions	(9,640,135)	(20,667,507)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization –
Institutional Class (See Note 8)	434,529,979	—
Proceeds from shares subscribed – Investor Class	281,456,239	626,037,117
Proceeds from shares subscribed – Institutional Class	340,887,989	265,472,593
Dividends reinvested – Investor Class	6,357,569	15,829,426
Dividends reinvested – Institutional Class	2,729,983	4,211,897
Cost of shares redeemed – Investor Class	(500,557,212)	(143,926,929)
Cost of shares redeemed – Institutional Class	(287,519,806)	(38,580,417)
Net increase in net assets derived
from capital share transactions	277,884,741	729,043,687
TOTAL INCREASE IN NET ASSETS	168,175,374	738,243,815

NET ASSETS:
Beginning of year	1,071,941,277	333,697,462
End of year	$1,240,116,651	$1,071,941,277
Undistributed net investment
income (loss), end of year	$(1,670,147)	$797,037

CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Institutional Class	22,309,002	—
Shares sold – Investor Class	15,025,505	30,736,606
Shares sold – Institutional Class	17,897,465	12,673,580
Shares issued to holders as reinvestment
of dividends – Investor Class	332,871	847,400
Shares issued to holders as reinvestment
of dividends – Institutional Class	140,179	221,213
Shares redeemed – Investor Class	(27,012,121)	(7,112,737)
Shares redeemed – Institutional Class	(15,071,054)	(1,904,158)
Net increase in shares outstanding	13,621,847	35,461,904

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year
Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$20.12	$19.00	$17.32	$14.06	$12.15

(0.07)	0.10	(0.05)	0.09	0.08
(1.51)	2.16	3.04	3.35	1.83
(1.58)	2.26	2.99	3.44	1.91

(0.03)	—	(0.05)	(0.18)	—
(0.14)	(1.14)	(1.26)	—	—
(0.17)	(1.14)	(1.31)	(0.18)	—
$18.37	$20.12	$19.00	$17.32	$14.06

(7.89)%	12.35%	18.25%	24.78%	15.72%

$485.15	$765.90	$258.17	$159.45	$145.85
1.35%	1.17%	1.25%	1.31%	1.37%
(0.24)%	0.27%	(0.47)%	0.51%	0.59%
108%	5%	132%	212%	25%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before reimbursement
After reimbursement
Ratio of net investment income (loss) to average net assets:
Before reimbursement
After reimbursement
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$20.55	$19.36	$17.62	$14.31	$12.32

0.00 (1)	(0.03)	(0.08)	0.14	0.09
(1.54)	2.38	3.17	3.41	1.90
(1.54)	2.35	3.09	3.55	1.99

(0.06)	—	(0.09)	(0.24)	—
(0.15)	(1.16)	(1.26)	—	—
(0.21)	(1.16)	(1.35)	(0.24)	—
$18.80	$20.55	$19.36	$17.62	$14.31

(7.53)%	12.62%	18.57%	25.15%	16.15%

$754.97	$306.04	$75.53	$51.19	$41.62

0.97%	0.96%	1.07%	1.11%	1.16%
0.97%	0.97%	0.98%	0.98%	0.98%

0.07%	0.41%	(0.29)%	0.71%	0.90%
0.07%	0.41%	(0.20)%	0.84%	1.08%
108%	5%	132%	212%	25%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund), and holders of Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$745,116	$(745,116)	$—

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

k).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are

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NOTES TO THE FINANCIAL STATEMENTS

observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct

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bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $1,142,738,094 and $1,243,780,938, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $851,049.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $59,264.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on
22

NOTES TO THE FINANCIAL STATEMENTS

November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $1,812,044.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $1,034,908.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement

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bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $346,842 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $31,985,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,054,679,591
Gross tax unrealized appreciation	$277,332,537
Gross tax unrealized depreciation	(86,056,399)
Net tax unrealized appreciation	$191,276,138
Undistributed ordinary income	$—
Undistributed long-term capital gains	7,854,693
Total distributable earnings	$7,854,693
Other accumulated loss	$(259,297,426)
Total accumulated loss	$(60,166,595)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

During the fiscal year ended October 31, 2016, the capital loss carryforwards utilized for the Fund were $493,673.

At October 31, 2016, the Fund deferred on a tax basis, a post-December late year ordinary loss deferral of $1,670,147.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$8,894,689	$44,515
Long-term capital gain	745,446	20,622,992
	$9,640,135	$20,667,507

(1)	Ordinary income includes short-term gain or loss.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On September 23, 2016, shareholders of the Westport Fund and the Westport Select Cap Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and The Westport Funds, a Delaware statutory trust, on behalf of the Westport Fund and the Westport Select Cap Fund.  The Agreement and Plan of Reorganization provides for the transfer of all of the assets of the Westport Fund and the Westport Select Cap Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Westport Fund and the Westport Select Cap Fund by the Fund.  Each of the Westport Fund, the Westport Select Cap Fund, and the Fund have substantially similar investment objectives. The following tables illustrate the specifics of the Fund’s reorganization:

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NOTES TO THE FINANCIAL STATEMENTS

	Shares issued	Westport	Shares issued	Hennessy
	to Shareholders	Select Cap	to Shareholders	Mid Cap 30
Westport Fund	of Westport	Fund	of Westport	Fund	Combined	Tax Status
Net Assets	Fund	Net Assets	Select Cap Fund	Net Assets	Net Assets	of Transfer
$327,593,695(1)	16,818,829	$106,936,284(2)	5,490,173	$944,525,090	$1,379,055,069	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of $24,482,976 and $179,647,207, respectively.
(2)	Includes accumulated realized losses and unrealized appreciation in the amounts of $49,229,674 and $77,980,073, respectively.

Assuming the reorganization had been completed on November 1, 2015, the beginning of the annual reporting period of the Fund, the pro forma results of operation (unaudited) for the year ended October 31, 2016, would have been as follows:

Net investment loss	$(3,630,389)
Net realized gain on investments	$187,733,108
Net change in unrealized appreciation on investments	$5,795,235
Net increase in net assets resulting from operations	$189,897,954

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Westport Fund and the Westport Select Cap Fund that have been included in the Fund’s Statement of Operations since September 23, 2016.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

Long-term
Amount Per Share
Investor Class	$0.12486
Institutional Class	$0.12776

HENNESSY FUNDS	1-800-966-4354

25

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Cornerstone Mid Cap 30 Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

HENNESSYFUNDS.COM

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

HENNESSY FUNDS	1-800-966-4354

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,000.00	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85

Institutional Class
Actual	$1,000.00	$1,002.10	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 99.79%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 99.79%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 86.03%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY CORNERSTONE
LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

			Since
	One	Five	Inception
	Year	Years	(3/20/09)
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	2.63%	11.35%	16.46%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	2.92%	11.59%	16.74%
Russell 1000® Index	4.26%	13.51%	16.93%
S&P 500 Index	4.51%	13.57%	16.74%

Expense ratios: 1.24% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Brian E. Peery

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 2.63%, underperforming both the Russell 1000® Index and the S&P 500 Index, which returned 4.26% and 4.51% for the same period, respectively.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

On a sector basis, the Fund’s overweight position in the Industrial Sector aided overall performance, as did its underweight positions in the Healthcare and Consumer Staples sectors. However, these positive contributions were offset by the Fund’s overweight position in retailers, including Bed, Bath & Beyond, Inc. and Macy’s, Inc., which hurt the Fund’s relative performance. Many retailers are struggling with slow growth in demand and increased competition from internet shopping. Airline stocks in the portfolio, which include JetBlue Airways Corp, Southwest Airlines Co., Alaska Air Group, Inc., and Delta Air Lines, Inc., also hampered the portfolio’s overall performance. The Fund continues to hold all of the stocks mentioned.

Portfolio Strategy:

The Fund’s investment strategy is based on identifying large and well-established companies that trade at below average price-to-cash flow ratios. The Fund also seeks to invest only in what it deems to be higher-quality businesses and thus focuses on companies with high returns on total capital.

Market Outlook:

Over the twelve-month period ended October 31, 2016, U.S. equities produced moderate, positive returns. The period was once again marked by a great deal of volatility, with major market indices dropping more than 10% at one point early in the year before recovering all of their losses. Throughout this period, there have been concerns about interest rates, commodity prices, economic growth (both domestic and international) and the U.S. Presidential election. Many, if not all, of these concerns still exist in the marketplace today, but we have reasons to be hopeful for the year to come.

First, while corporate profits have been on a gentle slide downwards since the fourth quarter of 2014, market analysts are now forecasting a return to growth in profits in the fourth quarter of this year. We believe these forecasts have a good chance of being proved correct. Second, mergers and acquisitions have been strong and steady this year and we believe such activity will continue next year, helping drive revenue and earnings for the acquiring companies. Third, we do not believe the majority of stocks are expensive at this point, though many are probably fairly valued. The Dow Jones Industrial Average and the S&P 500 Index have forward PE ratios of roughly 18x and 19x, respectively, close to long-term averages although slightly higher than six months ago. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies outside of the Energy sector will eventually start investing for expansion. Overall, we believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further moderate market advances over the course of next year.

Investment Outlook:

We are confident that there continue to be good investment opportunities in the large-cap space. While we believe higher interest rates may lead to an even stronger U.S. Dollar and difficulties for exporters, large-cap companies with more domestically focused businesses are benefiting from steady economic growth at home, low inflation and low energy prices. With consumer debt levels falling and wage growth finally starting to accelerate, we are expecting a good year for consumer-based companies.  We remain pleased with the positioning of the portfolio, which includes a large number of companies that are domestically focused and that we believe are reasonably valued and appear poised for growth. Relative to the Fund’s benchmarks, the portfolio remains overweight in both the Consumer Discretionary and Industrial sectors, and we think that these areas of the market offer great growth potential in 2017.

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5

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Index is commonly used to measure the performance of large-capitalization U.S. stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share. Price-to-cash flow ratio is a stock valuation measure calculated by dividing a company’s cash flow per share into its current stock price.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

QUALCOMM, Inc.	2.76%

Cummins, Inc.	2.57%

Harley-Davidson, Inc.	2.57%

Best Buy Co., Inc.	2.53%

Caterpillar, Inc.	2.40%

FedEx Corp.	2.39%

Las Vegas Sands Corp.	2.37%

Baxter International, Inc.	2.34%

Parker-Hannifin Corp.	2.28%

Union Pacific Corp.	2.20%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 99.05%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 24.92%
Bed Bath & Beyond, Inc.	41,800	$1,689,556	1.69%
Best Buy Co., Inc.	65,000	2,529,150	2.53%
Darden Restaurants, Inc.	27,700	1,794,683	1.79%
Harley-Davidson, Inc.	45,000	2,565,900	2.57%
Kohl’s Corp.	36,500	1,596,875	1.60%
Las Vegas Sands Corp.	40,900	2,367,292	2.37%
Macy’s, Inc.	44,300	1,616,507	1.62%
Nordstrom, Inc.	36,500	1,898,000	1.90%
Ralph Lauren Corp.	16,000	1,569,600	1.57%
Target Corp.	24,700	1,697,631	1.70%
The Gap, Inc.	73,000	2,014,070	2.01%
Tiffany & Co.	28,500	2,092,470	2.09%
Viacom, Inc.	39,300	1,476,108	1.48%
		24,907,842	24.92%

Consumer Staples – 5.07%
The Kroger Co.	46,300	1,434,374	1.44%
Wal-Mart Stores, Inc.	27,300	1,911,546	1.91%
Whole Foods Market, Inc.	60,700	1,717,203	1.72%
		5,063,123	5.07%

Energy – 5.28%
Marathon Petroleum Corp.	43,600	1,900,524	1.90%
Tesoro Corp.	20,900	1,775,873	1.78%
Valero Energy Corp.	27,100	1,605,404	1.60%
		5,281,801	5.28%

Financials – 3.57%
Franklin Resources, Inc.	52,600	1,770,516	1.77%
The Progressive Corp.	57,000	1,796,070	1.80%
		3,566,586	3.57%

Health Care – 5.79%
Baxter International, Inc.	49,100	2,336,669	2.34%
Gilead Sciences, Inc.	20,000	1,472,600	1.47%
HCA Holdings, Inc. (a)	25,900	1,982,127	1.98%
		5,791,396	5.79%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 37.26%
Alaska Air Group, Inc.	25,500	$1,841,610	1.84%
American Airlines Group, Inc.	45,900	1,863,540	1.86%
Caterpillar, Inc.	28,700	2,395,302	2.40%
Cummins, Inc.	20,100	2,569,182	2.57%
Deere & Co.	23,400	2,066,220	2.07%
Delta Air Lines, Inc.	40,600	1,695,862	1.70%
Dover Corp.	30,900	2,066,901	2.07%
Emerson Electric Co.	39,300	1,991,724	1.99%
FedEx Corp.	13,700	2,388,184	2.39%
General Dynamics Corp.	13,600	2,050,064	2.05%
JetBlue Airways Corp. (a)	87,900	1,536,492	1.54%
PACCAR, Inc.	37,000	2,032,040	2.03%
Parker-Hannifin Corp.	18,600	2,283,150	2.28%
Southwest Airlines Co.	48,400	1,938,420	1.94%
The Boeing Co.	14,800	2,107,964	2.11%
Union Pacific Corp.	25,000	2,204,500	2.20%
United Continental Holdings, Inc. (a)	38,000	2,136,740	2.14%
United Technologies Corp.	20,300	2,074,660	2.08%
		37,242,555	37.26%

Information Technology – 13.36%
Apple, Inc.	18,650	2,117,521	2.12%
eBay, Inc. (a)	75,700	2,158,207	2.16%
Intel Corp.	58,500	2,039,895	2.04%
International Business Machines Corp.	14,300	2,197,767	2.20%
QUALCOMM, Inc.	40,200	2,762,544	2.76%
Skyworks Solutions, Inc.	27,000	2,077,380	2.08%
		13,353,314	13.36%

Materials – 2.08%
Praxair, Inc.	17,800	2,083,668	2.08%

Telecommunication Services – 1.72%
Verizon Communications, Inc.	35,700	1,717,170	1.72%

Total Common Stocks
(Cost $91,866,661)		99,007,455	99.05%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.10%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.10%
Fidelity Government Portfolio, Institutional Class, 0.27% (b)	1,104,589	$1,104,589	1.10%

Total Short-Term Investments
(Cost $1,104,589)		1,104,589	1.10%

Total Investments
(Cost $92,971,250) – 100.15%		100,112,044	100.15%
Liabilities in Excess
of Other Assets – (0.15)%		(145,637)	(0.15)%

TOTAL NET ASSETS – 100.00%		$99,966,407	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$24,907,842	$—	$—	$24,907,842
Consumer Staples	5,063,123	—	—	5,063,123
Energy	5,281,801	—	—	5,281,801
Financials	3,566,586	—	—	3,566,586
Health Care	5,791,396	—	—	5,791,396
Industrials	37,242,555	—	—	37,242,555
Information Technology	13,353,314	—	—	13,353,314
Materials	2,083,668	—	—	2,083,668
Telecommunication Services	1,717,170	—	—	1,717,170
Total Common Stocks	$99,007,455	$—	$—	$99,007,455
Short-Term Investments
Money Market Funds	$1,104,589	$—	$—	$1,104,589
Total Short-Term Investments	$1,104,589	$—	$—	$1,104,589
Total Investments	$100,112,044	$—	$—	$100,112,044

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $92,971,250)	$100,112,044
Dividends and interest receivable	82,878
Receivable for fund shares sold	572
Prepaid expenses and other assets	16,097
Total Assets	100,211,591

LIABILITIES:
Payable for fund shares redeemed	24,275
Payable to advisor	62,796
Payable to administrator	16,487
Payable to auditor	21,280
Accrued distribution fees	84,845
Accrued service fees	7,442
Accrued trustees fees	3,898
Accrued expenses and other payables	24,161
Total Liabilities	245,184
NET ASSETS	$99,966,407

NET ASSETS CONSIST OF:
Capital stock	$96,254,709
Accumulated net investment income	1,258,527
Accumulated net realized loss on investments	(4,687,623)
Unrealized net appreciation on investments	7,140,794
Total Net Assets	$99,966,407

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$87,728,399
Shares issued and outstanding	8,542,207
Net asset value, offering price and redemption price per share	$10.27

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$12,238,008
Shares issued and outstanding	1,180,401
Net asset value, offering price and redemption price per share	$10.37

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$2,483,487
Interest income	5,789
Total investment income	2,489,276

EXPENSES:
Investment advisory fees (See Note 5)	744,336
Distribution fees – Investor Class (See Note 5)	132,283
Administration, fund accounting, custody and transfer agent fees (See Note 5)	98,085
Service fees – Investor Class (See Note 5)	88,189
Sub-transfer agent expenses – Investor Class (See Note 5)	42,576
Sub-transfer agent expenses – Institutional Class (See Note 5)	6,257
Federal and state registration fees	30,392
Compliance expense (See Note 5)	23,710
Audit fees	21,772
Reports to shareholders	16,094
Trustees’ fees and expenses	15,403
Legal fees	790
Interest expense (See Note 7)	276
Other expenses	10,539
Total expenses	1,230,702
NET INVESTMENT INCOME	$1,258,574

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(4,660,170)
Net change in unrealized appreciation on investments	5,641,171
Net gain on investments	981,001
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,239,575

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$1,258,574	$1,652,828
Net realized gain (loss) on investments	(4,660,170)	23,691,496
Net change in unrealized
appreciation (depreciation) on investments	5,641,171	(23,789,596)
Net increase in net assets resulting from operations	2,239,575	1,554,728

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,432,337)	(1,131,289)
Institutional Class	(220,462)	(182,392)
Net realized gains
Investor Class	(19,800,250)	(15,515,006)
Institutional Class	(2,853,456)	(2,199,959)
Total distributions	(24,306,505)	(19,028,646)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,720,536	10,488,951
Proceeds from shares subscribed – Institutional Class	414,799	1,162,873
Dividends reinvested – Investor Class	20,149,648	15,613,606
Dividends reinvested – Institutional Class	2,974,276	2,276,330
Cost of shares redeemed – Investor Class	(15,493,334)	(17,679,567)
Cost of shares redeemed – Institutional Class	(2,192,433)	(2,316,917)
Net increase in net assets derived from
capital share transactions	9,573,492	9,545,276
TOTAL DECREASE IN NET ASSETS	(12,493,438)	(7,928,641)

NET ASSETS:
Beginning of year	112,459,845	120,388,486
End of year	$99,966,407	$112,459,845
Undistributed net investment income, end of year	$1,258,527	$1,652,799

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	366,149	772,173
Shares sold – Institutional Class	40,906	84,750
Shares issued to holders as reinvestment
of dividends – Investor Class	2,044,705	1,169,440
Shares issued to holders as reinvestment
of dividends – Institutional Class	299,398	168,993
Shares redeemed – Investor Class	(1,461,302)	(1,307,953)
Shares redeemed – Institutional Class	(214,449)	(171,821)
Net increase in shares outstanding	1,075,407	715,582

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$12.99	$15.16	$13.56	$10.77	$12.37

0.09	0.17	0.15	0.14	0.13
0.08	0.04	2.28	2.77	0.80
0.17	0.21	2.43	2.91	0.93

(0.16)	(0.14)	(0.15)	(0.10)	(0.07)
(2.73)	(2.24)	(0.68)	(0.02)	(2.46)
(2.89)	(2.38)	(0.83)	(0.12)	(2.53)
$10.27	$12.99	$15.16	$13.56	$10.77

2.63%	1.11%	18.73%	27.32%	9.14%

$87.73	$98.64	$105.51	$88.77	$75.83
1.25%	1.09%	1.15%	1.19%	1.27%
1.22%	1.37%	1.12%	1.10%	1.35%
53%	79%	57%	73%	0%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$13.10	$15.30	$13.68	$10.85	$12.44

0.13	0.20	0.17	0.09	0.07
0.07	0.02	2.30	2.88	0.89
0.20	0.22	2.47	2.97	0.96

(0.17)	(0.16)	(0.17)	(0.12)	(0.09)
(2.76)	(2.26)	(0.68)	(0.02)	(2.46)
(2.93)	(2.42)	(0.85)	(0.14)	(2.55)
$10.37	$13.10	$15.30	$13.68	$10.85

2.92%	1.19%	18.96%	27.63%	9.43%

$12.24	$13.82	$14.88	$16.19	$33.94

1.01%	0.99%	1.06%	1.10%	1.41%
1.01%	0.99%	0.98%	0.98%	0.98%

1.47%	1.47%	1.21%	1.38%	6.44%
1.47%	1.47%	1.30%	1.50%	6.87%
53%	79%	57%	73%	0%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(47)	$1,015,300	$(1,015,253)

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18

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

j).	Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to

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19

hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

k).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales

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NOTES TO THE FINANCIAL STATEMENTS

price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs

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are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $52,445,861 and $63,166,264, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $62,796.

In the past, the Advisor had contractually agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses exceeded 0.98% of the Fund’s net assets for Institutional Class shares of the Fund (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items).  The expense limitation agreement was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  As of October 31, 2016, cumulative expenses subject to potential recovery under the aforementioned conditions were $238 for Institutional Class shares, which will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $7,442.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is

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NOTES TO THE FINANCIAL STATEMENTS

up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $48,833.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $98,085.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain

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restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $10,464 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $1,291,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$92,974,941
Gross tax unrealized appreciation	$13,252,735
Gross tax unrealized depreciation	(6,115,632)
Net tax unrealized appreciation	$7,137,103
Undistributed ordinary income	$1,258,527
Undistributed long-term capital gains	—
Total distributable earnings	$1,258,527
Other accumulated loss	$(4,683,932)
Total accumulated gain	$3,711,698

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had capital loss carryforwards that expire as follows:

$846,889	Indefinite ST
$3,837,043	Indefinite LT

At October 31, 2016, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$1,652,846	$1,313,681
Long-term capital gain	22,653,659	17,714,965
	$24,306,505	$19,028,646

(1)  Ordinary income includes short-term gain or loss.

8).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Cornerstone Large Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Large Growth Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,043.70	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.39

Institutional Class
Actual	$1,000.00	$1,045.40	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.26% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY CORNERSTONE
VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

hennessyfunds.com  |  1-800-966-4354

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CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

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LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	6.41%	10.27%	4.91%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)(1)	6.72%	10.50%	5.13%
Russell 1000® Value Index	6.37%	13.31%	5.35%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratios: 1.25% (Investor Class); 1.00% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Brian E. Peery

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Cornerstone Value Fund returned 6.41%, outperforming both the Russell 1000® Value Index and the S&P 500 Index, which returned 6.37% and 4.51% for the same period, respectively.

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PERFORMANCE OVERVIEW

The Fund outperformed its primary benchmark as a result of both sector allocation and stock selection. From an allocation perspective, the portfolio’s overweight position in Consumer Staples companies accounted for nearly all of the sector-related outperformance.  We also had smaller positive allocation contributions from Financials, Materials, Information Technology and Telecom Services. Partially offsetting these gains was the Fund’s zero allocation to Utilities, a sector that performed well over the year. On a stock specific basis, Archer-Daniels-Midland Company and three Canadian Banks, Bank of Nova Scotia, Toronto Dominion Bank and Royal Bank of Canada, all performed particularly well. The Fund’s investments in the Energy Sector, principally Marathon Oil Corporation, Exxon Mobil Corporation and National Oilwell Varco, however, hurt overall performance. While oil prices have rebounded recently, concern over dividend payments and a difficult operating environment have kept the equity prices of many Energy stocks relatively depressed. The Fund continues to hold all the stocks mentioned.

Portfolio Strategy:

The Fund’s investment strategy is to identify large, widely-held stocks with strong operating cash flow. The Fund then selects the companies it believes are best able to pay and maintain a relatively high dividend yield. Limiting the Fund’s portfolio to 50 stocks produces a relatively concentrated portfolio, where individual stock performance can influence the performance of the portfolio as a whole.

Market Outlook:

Over the twelve-month period ended October 31, 2016, U.S. equities produced moderate, positive returns. The period was once again marked by a great deal of volatility, with major market indices dropping more than 10% at one point early in the year before recovering all of their losses. Throughout this period, there have been concerns about interest rates, commodity prices, economic growth (both domestic and international) and the U.S. Presidential election. Many, if not all, of these concerns still exist in the marketplace today, but we have reasons to be hopeful for the year to come.

First, while corporate profits have been on a gentle slide downwards since the fourth quarter of 2014, market analysts are now forecasting a return to growth in profits in the fourth quarter of this year. We believe these forecasts have a good chance of being proved correct. Second, mergers and acquisitions have been strong and steady this year and we believe such activity will continue next year, helping drive revenue and earnings for the acquiring companies. Third, we do not believe the majority of stocks are expensive at this point, though many are probably fairly valued. The Dow Jones Industrial Average and the S&P 500 Index have forward PE ratios of roughly 18x and 19x, respectively, close to long-term averages although slightly higher than six months ago. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies outside of the Energy sector will eventually start investing for expansion. Overall, we believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further moderate market advances over the course of next year.

Investment Outlook:

The overall performance of large, dividend-paying stocks this year has been impressive, and these stocks have outperformed most other segments of the market. While there is some concern that after such a long period of outperformance valuations are becoming stretched, we are still finding that some of what we believe to be the highest quality companies in the U.S. are trading at attractive valuations. Going into next year, we think large-cap Industrial, Materials, Energy and Consumer stocks should continue to perform

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5

well. We think the portfolio is very well positioned for the coming year, and that the Fund is an attractive vehicle which seeks to provide investors with both yield and capital appreciation while investing in what are, in our opinion, large, well-funded, well-managed companies with attractive dividend yields.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Operating cash flow is a measure of the amount of cash generated by a company’s normal business operations.  Dividend yield is calculated as the annual dividends paid by a company divided by the price of a share of their stock. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

HP, Inc.	2.49%

QUALCOMM, Inc.	2.46%

Marathon Petroleum Corp.	2.29%

Bank of Nova Scotia	2.27%

Archer Daniels Midland Co.	2.26%

Prudential Financial, Inc.	2.21%

International Paper Co.	2.20%

Suncor Energy, Inc.	2.17%

Las Vegas Sands Corp.	2.17%

Caterpillar, Inc.	2.15%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 96.05%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 11.26%
Ford Motor Co.	181,600	$2,131,984	1.66%
General Motors Co.	76,100	2,404,760	1.87%
Las Vegas Sands Corp.	48,100	2,784,028	2.17%
The Gap, Inc.	87,500	2,414,125	1.88%
Thomson Reuters Corp. (b)	60,900	2,400,069	1.87%
Viacom, Inc.	62,100	2,332,476	1.81%
		14,467,442	11.26%

Consumer Staples – 9.77%
Altria Group, Inc.	36,900	2,439,828	1.90%
Archer Daniels Midland Co.	66,700	2,906,119	2.26%
Philip Morris International, Inc.	24,400	2,353,136	1.83%
Procter & Gamble Co.	27,000	2,343,600	1.83%
Reynolds American, Inc.	45,500	2,506,140	1.95%
		12,548,823	9.77%

Energy – 13.77%
California Resources Corp. (a)	4	41	0.00%
Chevron Corp.	25,200	2,639,700	2.06%
Exxon Mobil Corp.	27,200	2,266,304	1.77%
Marathon Petroleum Corp.	67,600	2,946,684	2.29%
National Oilwell Varco, Inc.	76,500	2,455,650	1.91%
Occidental Petroleum Corp.	31,500	2,296,665	1.79%
Suncor Energy, Inc. (b)	92,900	2,788,858	2.17%
Valero Energy Corp.	38,600	2,286,664	1.78%
		17,680,566	13.77%

Financials – 14.65%
Bank of Montreal (b)	40,900	2,601,240	2.03%
Bank of Nova Scotia (b)	54,300	2,919,168	2.27%
Manulife Financial Corp. (b)	170,700	2,471,736	1.92%
MetLife, Inc.	56,700	2,662,632	2.07%
Prudential Financial, Inc.	33,400	2,831,986	2.21%
Royal Bank of Canada (b)	43,100	2,692,888	2.10%
Toronto-Dominion Bank (b)	58,100	2,636,578	2.05%
		18,816,228	14.65%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 5.63%
AbbVie, Inc.	40,500	$2,259,090	1.76%
Merck & Co., Inc.	44,000	2,583,680	2.01%
Pfizer, Inc.	75,200	2,384,592	1.86%
		7,227,362	5.63%

Industrials – 11.71%
Caterpillar, Inc.	33,100	2,762,526	2.15%
Eaton Corp. PLC (b)	39,800	2,538,046	1.98%
Emerson Electric Co.	46,600	2,361,688	1.84%
General Electric Co.	75,900	2,208,690	1.72%
The Boeing Co.	19,100	2,720,413	2.12%
United Parcel Service, Inc.	22,700	2,446,152	1.90%
		15,037,515	11.71%

Information Technology – 12.98%
Cisco Systems, Inc.	84,200	2,583,256	2.01%
HP, Inc.	221,000	3,202,290	2.49%
Intel Corp.	75,600	2,636,172	2.05%
International Business Machines Corp.	17,700	2,720,313	2.12%
QUALCOMM, Inc.	46,000	3,161,120	2.46%
Xerox Corp.	242,400	2,368,248	1.85%
		16,671,399	12.98%

Materials – 7.50%
International Paper Co.	62,600	2,818,878	2.20%
LyondellBasell Industries NV (b)	28,200	2,243,310	1.75%
The Dow Chemical Co.	46,400	2,496,784	1.94%
The Mosaic Co.	88,000	2,070,640	1.61%
		9,629,612	7.50%

Telecommunication Services – 8.78%
AT&T, Inc.	60,800	2,236,832	1.74%
BCE, Inc. (b)	52,600	2,390,144	1.86%
CenturyLink, Inc.	74,900	1,990,842	1.55%
Rogers Communications, Inc. (b)	62,700	2,522,421	1.97%
Verizon Communications, Inc.	44,300	2,130,830	1.66%
		11,271,069	8.78%

Total Common Stocks
(Cost $107,932,923)		123,350,016	96.05%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.98%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.98%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	5,104,550	$5,104,550	3.98%

Total Short-Term Investments
(Cost $5,104,550)		5,104,550	3.98%

Total Investments
(Cost $113,037,473) – 100.03%		128,454,566	100.03%

Liabilities in Excess
of Other Assets – (0.03)%		(41,220)	(0.03)%

TOTAL NET ASSETS – 100.00%		$128,413,346	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$14,467,442	$—	$—	$14,467,442
Consumer Staples	12,548,823	—	—	12,548,823
Energy	17,680,566	—	—	17,680,566
Financials	18,816,228	—	—	18,816,228
Health Care	7,227,362	—	—	7,227,362
Industrials	15,037,515	—	—	15,037,515
Information Technology	16,671,399	—	—	16,671,399
Materials	9,629,612	—	—	9,629,612
Telecommunication Services	11,271,069	—	—	11,271,069
Total Common Stocks	$123,350,016	$—	$—	$123,350,016
Short-Term Investments
Money Market Funds	$5,104,550	$—	$—	$5,104,550
Total Short-Term Investments	$5,104,550	$—	$—	$5,104,550
Total Investments	$128,454,566	$—	$—	$128,454,566

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $113,037,473)	$128,454,566
Dividends and interest receivable	234,109
Receivable for fund shares sold	602
Prepaid expenses and other assets	21,546
Total Assets	128,710,823

LIABILITIES:
Payable for securities purchased	20,252
Payable for fund shares redeemed	1,423
Payable to advisor	81,026
Payable to administrator	21,816
Payable to auditor	24,380
Accrued distribution fees	107,221
Accrued service fees	10,788
Accrued trustees fees	3,898
Accrued expenses and other payables	26,673
Total Liabilities	297,477
NET ASSETS	$128,413,346

NET ASSETS CONSIST OF:
Capital stock	$113,778,905
Accumulated net investment income	2,433,078
Accumulated net realized loss on investments	(3,215,495)
Unrealized net appreciation on investments	15,416,858
Total Net Assets	$128,413,346

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$126,532,210
Shares issued and outstanding	6,892,092
Net asset value, offering price and redemption price per share	$18.36

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$1,881,136
Shares issued and outstanding	102,229
Net asset value, offering price and redemption price per share	$18.40

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$4,531,943
Interest income	7,458
Total investment income	4,539,401

EXPENSES:
Investment advisory fees (See Note 5)	937,669
Distribution fees – Investor Class (See Note 5)	187,302
Service fees – Investor Class (See Note 5)	124,868
Administration, fund accounting, custody and transfer agent fees (See Note 5)	123,534
Sub-transfer agent expenses – Investor Class (See Note 5)	88,926
Sub-transfer agent expenses – Institutional Class (See Note 5)	322
Federal and state registration fees	25,638
Audit fees	25,166
Compliance expense (See Note 5)	23,709
Reports to shareholders	16,120
Trustees’ fees and expenses	15,360
Legal fees	378
Interest expense (See Note 7)	14
Other expenses	12,262
Total expenses	1,581,268
NET INVESTMENT INCOME	$2,958,133

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$1,221,525
Net change in unrealized appreciation on investments	3,724,830
Net gain on investments	4,946,355
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,904,488

(1)	Net of foreign taxes withheld and issuance fees of $134,128.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$2,958,133	$3,327,853
Net realized gain on investments	1,221,525	19,281,025
Net change in unrealized appreciation (depreciation)
on investments	3,724,830	(25,214,358)
Net increase (decrease) in net assets
resulting from operations	7,904,488	(2,605,480)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,068,445)	(3,147,811)
Institutional Class	(41,663)	(257,598)
Total distributions	(3,110,108)	(3,405,409)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,543,678	2,074,393
Proceeds from shares subscribed – Institutional Class	427,866	1,559,641
Dividends reinvested – Investor Class	2,748,595	2,823,170
Dividends reinvested – Institutional Class	26,592	243,110
Cost of shares redeemed – Investor Class	(12,330,203)	(14,508,452)
Cost of shares redeemed – Institutional Class	(410,243)	(10,255,757)
Net decrease in net assets derived
from capital share transactions	(7,993,715)	(18,063,895)
TOTAL DECREASE IN NET ASSETS	(3,199,335)	(24,074,784)

NET ASSETS:
Beginning of year	131,612,681	155,687,465
End of year	$128,413,346	$131,612,681
Undistributed net investment income, end of year	$2,433,078	$2,587,361

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	88,366	115,014
Shares sold – Institutional Class	24,407	88,261
Shares issued to holders as reinvestment
of dividends – Investor Class	162,543	155,034
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,573	13,365
Shares redeemed – Investor Class	(701,433)	(807,635)
Shares redeemed – Institutional Class	(22,974)	(580,726)
Net decrease in shares outstanding	(447,518)	(1,016,687)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$17.69	$18.41	$16.90	$14.02	$12.84

0.43	0.44	0.39	0.42	0.37
0.67	(0.75)	1.55	2.84	1.23
1.10	(0.31)	1.94	3.26	1.60

(0.43)	(0.41)	(0.43)	(0.38)	(0.42)
(0.43)	(0.41)	(0.43)	(0.38)	(0.42)
$18.36	$17.69	$18.41	$16.90	$14.02

6.41%	(1.77)%	11.69%	23.84%	12.79%

$126.53	$129.86	$145.04	$138.94	$124.99
1.25%	1.09%	1.17%	1.22%	1.26%
2.33%	2.32%	2.18%	2.60%	2.67%
36%	46%	34%	41%	47%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year
Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense rei mbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio Turnover(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$17.67	$18.41	$16.92	$14.04	$12.86

0.48	0.53	0.59	0.50	0.45
0.67	(0.83)	1.37	2.80	1.19
1.15	(0.30)	1.96	3.30	1.64

(0.42)	(0.44)	(0.47)	(0.42)	(0.46)
(0.42)	(0.44)	(0.47)	(0.42)	(0.46)
$18.40	$17.67	$18.41	$16.92	$14.04

6.72%	(1.72)%	11.82%	24.13%	13.13%

$1.88	$1.75	$10.65	$4.09	$2.53

0.95%	1.00%	1.03%	1.10%	1.20%
0.95%	1.00%	0.98%	0.98%	0.98%

2.63%	2.43%	2.30%	2.64%	2.72%
2.63%	2.43%	2.35%	2.76%	2.94%
36%	46%	34%	41%	47%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund), and holders of Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(2,308)	$2,308	$—

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

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such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where

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NOTES TO THE FINANCIAL STATEMENTS

current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $44,110,949 and $55,625,456, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $81,026.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2016, were $10,788.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

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The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $89,248.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $123,534.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $4,254 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $244,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$113,352,695
Gross tax unrealized appreciation	$19,322,753
Gross tax unrealized depreciation	(4,220,882)
Net tax unrealized appreciation	$15,101,871
Undistributed ordinary income	$2,433,078
Undistributed long-term capital gains	—
Total distributable earnings	$2,433,078
Other accumulated loss	$(2,900,508)
Total accumulated gain	$14,634,441

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had capital loss carryforwards of $2,900,273 that expire on October 31, 2017.

During the fiscal year ended October 31, 2016, the capital loss carryforwards utilized for the Fund were $1,094,478.

Capital losses sustained in the fiscal year ended October 31, 2012, and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2016, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$3,110,108	$3,405,409
Long-term capital gain	—	—
	$3,110,108	$3,405,409

(1)  Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Cornerstone Value Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Value Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

HENNESSYFUNDS.COM
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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,033.20	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

Institutional Class
Actual	$1,000.00	$1,034.90	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY LARGE VALUE FUND

Investor Class  HLVFX
Institutional Class  HLVIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Large Value Fund –
Investor Class (HLVFX)	0.11%	11.15%	4.27%
Hennessy Large Value Fund –
Institutional Class (HLVIX)(1)	0.21%	11.45%	4.51%
Russell 1000® Value Index	6.37%	13.31%	5.35%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratios: 1.35% (Investor Class); 1.18% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Large Value Fund.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is March 20, 2009.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares

HENNESSYFUNDS.COM

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Stuart A. Lippe, Barbara S. Browning, CFA, and Adam D. Scheiner, CFA
RBC Global Asset Management (U.S.) Inc. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Large Value Fund returned 0.11%, underperforming both the Russell 1000® Value Index and the S&P 500 Index, which returned 6.37% and 4.51%, respectively, for the same period.

The Fund’s relative underperformance was due primarily to adverse stock selection in the Financials, Energy, and Information Technology sectors. Performance due to sector allocation decisions was moderately negative, although by design the Fund’s sector neutral mandate limits the impact of sector-weighting decisions.  Nevertheless, the negative effect of the slight overweight position in the Utilities sector, as well as the moderate underweight position in the Telecommunication Services sector, detracted from returns.

Within the Financials sector, Affiliated Managers Group, Inc. and Morgan Stanley were the worst performers. After strong stock performance at the beginning of the year, AMG’s stock fell due to concerns about asset management trends globally and fears over economic growth following the Brexit vote late in the second quarter. Morgan Stanley fell in sympathy with weakness in the banking sector. The Fund continues to hold Affiliated Managers Group, but has since liquidated Morgan Stanley. Stock selection within the Energy sector was also a significant detractor from the Fund’s relative performance. FMC Technologies, Inc., an oilfield services and equipment company, was the largest detractor from performance within the sector as investors realized that the long term outlook for offshore and international drilling has deteriorated. The Fund has since liquidated FMC Technologies.

Our stock selection within the Information Technology sector also negatively impacted performance. Ciena Corp, a provider of network and communication infrastructure, was a weak performer. Although the company operates in an attractive growth market, management missteps caused revenues to fall. The Fund has since liquidated Ciena Corp.

Investment Outlook:

We remain confident in our stock selection-driven process and our ability to find stocks that have the potential to outperform regardless of the market environment. While investment decisions are the result of bottom-up stock selection and our sector-neutral mandate limits the impact of sector allocation decisions, there are a number of industry-based themes that we believe could drive performance of the Fund over the coming year.

Within the Consumer Staples sector, we have several investments in food products companies that we hope will benefit from positive trends within the industry. With regards to Technology, we continue to favor companies exposed to the secular growth areas of mobile content, cloud computing and software. We continue to look for attractively valued opportunities in these areas. We are overweight semiconductors as we look for exposure to the Internet of Things (IoT).  Essentially, the IoT is the idea of everyday things becoming “connected” or “smart.” This transition is occurring primarily in autos through infotainment offerings, safety features and fuel efficiency mechanisms, which all require integrated circuits and sensors to communicate, measure and process data. Finally, within Industrials, we are overweight aerospace and defense due to good fundamentals in a slow growth environment.
_______________

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Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY LARGE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Johnson & Johnson	4.33%

Exxon Mobil Corp.	2.96%

NextEra Energy, Inc.	2.62%

DTE Energy Co.	2.56%

American Electric Power, Inc.	2.48%

Citigroup, Inc.	2.35%

Bank of America Corp.	2.27%

Cisco Systems, Inc.	2.09%

Procter & Gamble Co.	1.98%

Pioneer Natural Resources Co.	1.88%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 94.72%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 5.22%
Ford Motor Co.	111,935	$1,314,117	0.99%
L Brands, Inc.	11,450	826,575	0.62%
Macy’s, Inc.	32,170	1,173,883	0.89%
Newell Brands, Inc.	20,430	981,049	0.74%
Signet Jewelers, Ltd. (b)	10,820	879,233	0.66%
Time Warner, Inc.	19,600	1,744,204	1.32%
		6,919,061	5.22%

Consumer Staples – 8.40%
ConAgra Foods, Inc.	30,590	1,473,826	1.11%
Ingredion, Inc.	9,670	1,268,414	0.96%
Mondelez International, Inc.	45,800	2,058,252	1.55%
PepsiCo, Inc.	11,540	1,237,088	0.93%
Procter & Gamble Co.	30,235	2,624,398	1.98%
Reynolds American, Inc.	18,140	999,151	0.76%
Tyson Foods, Inc., Class A	20,700	1,466,595	1.11%
		11,127,724	8.40%

Energy – 11.97%
Anadarko Petroleum Corp.	21,150	1,257,156	0.95%
Chevron Corp.	12,295	1,287,901	0.97%
ConocoPhillips	53,110	2,307,629	1.74%
Exxon Mobil Corp.	47,130	3,926,872	2.96%
Helmerich & Payne, Inc.	9,400	593,234	0.45%
Marathon Oil Corp.	119,705	1,577,712	1.19%
Occidental Petroleum Corp.	22,580	1,646,308	1.24%
Pioneer Natural Resources Co.	13,890	2,486,588	1.88%
Valero Energy Corp.	13,175	780,487	0.59%
		15,863,887	11.97%

Financials – 22.71%
Affiliated Managers Group, Inc. (a)	11,493	1,524,661	1.15%
Allstate Corp.	23,062	1,565,910	1.18%
American International Group, Inc.	29,835	1,840,819	1.39%
Bank of America Corp.	182,671	3,014,072	2.27%
BlackRock, Inc.	4,530	1,545,817	1.17%
Chubb, Ltd. (b)	18,140	2,303,780	1.74%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Citigroup, Inc.	63,495	$3,120,779	2.35%
CME Group, Inc.	14,578	1,459,258	1.10%
First Republic Bank	18,215	1,355,742	1.02%
JPMorgan Chase & Co.	35,125	2,432,758	1.84%
KeyCorp	51,290	724,215	0.55%
Prudential Financial, Inc.	18,057	1,531,053	1.16%
SunTrust Banks, Inc.	48,664	2,201,073	1.66%
Synchrony Financial	69,515	1,987,434	1.50%
The Goldman Sachs Group, Inc.	9,966	1,776,340	1.34%
Wells Fargo & Co.	37,293	1,715,851	1.29%
		30,099,562	22.71%

Health Care – 11.89%
Aetna, Inc.	14,742	1,582,554	1.19%
Allergan PLC (a)(b)	2,570	536,976	0.40%
Jazz Pharmaceuticals PLC (a)(b)	6,800	744,396	0.56%
Johnson & Johnson	49,460	5,736,865	4.33%
Medtronic PLC (b)	30,225	2,479,055	1.87%
Merck & Co., Inc.	20,110	1,180,859	0.89%
Pfizer, Inc.	42,925	1,361,152	1.03%
Thermo Fisher Scientific, Inc.	14,580	2,143,697	1.62%
		15,765,554	11.89%

Industrials – 10.51%
CSX Corp.	70,400	2,147,904	1.62%
FedEx Corp.	7,132	1,243,250	0.94%
Flowserve Corp.	7,622	322,792	0.24%
General Electric Co.	73,554	2,140,421	1.62%
Honeywell International, Inc.	13,540	1,485,067	1.12%
Ingersoll-Rand PLC (b)	25,943	1,745,705	1.32%
Pentair PLC (b)	11,593	639,122	0.48%
Raytheon Co.	10,700	1,461,727	1.10%
Southwest Airlines Co.	38,708	1,550,255	1.17%
United Technologies Corp.	11,650	1,190,630	0.90%
		13,926,873	10.51%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 11.09%
Broadcom, Ltd. (b)	13,650	$2,324,322	1.75%
Cisco Systems, Inc.	90,460	2,775,313	2.09%
Citrix Systems, Inc. (a)	12,340	1,046,432	0.79%
Fidelity National Information Services, Inc.	11,150	824,208	0.62%
LAM Research Corp.	11,735	1,136,652	0.86%
Microsemi Corp. (a)	17,130	721,687	0.55%
Oracle Corp.	50,120	1,925,610	1.45%
Skyworks Solutions, Inc.	14,455	1,112,168	0.84%
Total System Services, Inc.	19,850	990,118	0.75%
Western Digital Corp.	31,556	1,844,133	1.39%
		14,700,643	11.09%

Materials – 3.21%
Albemarle Corp.	14,430	1,205,627	0.91%
Ball Corp.	8,490	654,324	0.49%
PPG Industries, Inc.	13,870	1,291,713	0.97%
WestRock Co.	23,975	1,107,405	0.84%
		4,259,069	3.21%

Telecommunication Services – 2.06%
AT&T, Inc.	36,300	1,335,477	1.01%
T- Mobile US, Inc. (a)	27,970	1,390,948	1.05%
		2,726,425	2.06%

Utilities – 7.66%
American Electric Power, Inc.	50,790	3,293,223	2.48%
DTE Energy Co.	35,285	3,387,713	2.56%
NextEra Energy, Inc.	27,170	3,477,760	2.62%
		10,158,696	7.66%

Total Common Stocks
(Cost $108,177,400)		125,547,494	94.72%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

REITS – 4.79%	Number		% of
	of Shares	Value	Net Assets
Financials – 4.79%
AvalonBay Communities, Inc.	9,344	$1,599,506	1.21%
Kilroy Realty Corp.	26,437	1,898,970	1.43%
Simon Property Group, Inc.	8,032	1,493,631	1.13%
Ventas, Inc.	19,970	1,352,967	1.02%
		6,345,074	4.79%

Total REITS
(Cost $6,127,403)		6,345,074	4.79%

SHORT-TERM INVESTMENTS – 0.96%

Money Market Funds – 0.96%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	1,267,959	1,267,959	0.96%

Total Short-Term Investments
(Cost $1,267,959)		1,267,959	0.96%

Total Investments
(Cost $115,572,762) – 100.47%		133,160,527	100.47%
Liabilities in
Excess of Other Assets – (0.47)%		(618,586)	(0.47)%

TOTAL NET ASSETS – 100.00%		$132,541,941	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$6,919,061	$—	$—	$6,919,061
Consumer Staples	11,127,724	—	—	11,127,724
Energy	15,863,887	—	—	15,863,887
Financials	30,099,562	—	—	30,099,562
Health Care	15,765,554	—	—	15,765,554
Industrials	13,926,873	—	—	13,926,873
Information Technology	14,700,643	—	—	14,700,643
Materials	4,259,069	—	—	4,259,069
Telecommunication Services	2,726,425	—	—	2,726,425
Utilities	10,158,696	—	—	10,158,696
Total Common Stocks	$125,547,494	$—	$—	$125,547,494
REITS
Financials	$6,345,074	$—	$—	$6,345,074
Total REITS	$6,345,074	$—	$—	$6,345,074
Short-Term Investments
Money Market Funds	$1,267,959	$—	$—	$1,267,959
Total Short-Term Investments	$1,267,959	$—	$—	$1,267,959
Total Investments	$133,160,527	$—	$—	$133,160,527

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $115,572,762)	$133,160,527
Dividends and interest receivable	101,404
Receivable for fund shares sold	7,153
Receivable for securities sold	1,682,610
Prepaid expenses and other assets	14,310
Total Assets	134,966,004

LIABILITIES:
Payable for securities purchased	2,019,778
Payable for fund shares redeemed	101,548
Payable to advisor	96,283
Payable to administrator	22,080
Payable to auditor	23,381
Accrued distribution fees	116,697
Accrued service fees	11,085
Accrued trustees fees	3,897
Accrued expenses and other payables	29,314
Total Liabilities	2,424,063
NET ASSETS	$132,541,941

NET ASSETS CONSIST OF:
Capital stock	$112,060,513
Accumulated net investment income	978,600
Accumulated net realized gain on investments	1,915,063
Unrealized net appreciation on investments	17,587,765
Total Net Assets	$132,541,941

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$129,683,391
Shares issued and outstanding	4,221,633
Net asset value, offering price and redemption price per share	$30.72

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$2,858,550
Shares issued and outstanding	92,822
Net asset value, offering price and redemption price per share	$30.80

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$3,210,869
Interest income	2,056
Total investment income	3,212,925

EXPENSES:
Investment advisory fees (See Note 5)	1,136,994
Distribution fees – Investor Class (See Note 5)	197,935
Service fees – Investor Class (See Note 5)	131,956
Administration, fund accounting, custody and transfer agent fees (See Note 5)	130,436
Sub-transfer agent expenses – Investor Class (See Note 5)	99,712
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,188
Federal and state registration fees	27,311
Audit fees	24,104
Compliance expense (See Note 5)	23,709
Reports to shareholders	20,274
Trustees’ fees and expenses	15,481
Legal fees	504
Other expenses	12,374
Total expenses	1,824,978
NET INVESTMENT INCOME	$1,387,947

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,564,142
Net change in unrealized depreciation on investments	(4,107,054)
Net loss on investments	(1,542,912)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(154,965)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$1,387,947	$1,340,808
Net realized gain on investments	2,564,142	10,907,367
Net change in unrealized depreciation on investments	(4,107,054)	(9,429,582)
Net increase (decrease) in net
assets resulting from operations	(154,965)	2,818,593

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,379,214)	(1,223,834)
Institutional Class	(18,326)	(4,422)
Net realized gains
Investor Class	(11,104,771)	(6,143,232)
Institutional Class	(125,019)	(16,453)
Total distributions	(12,627,330)	(7,387,941)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	890,995	1,694,661
Proceeds from shares subscribed – Institutional Class	2,536,101	963,669
Dividends reinvested – Investor Class	12,006,353	7,104,575
Dividends reinvested – Institutional Class	140,185	20,495
Cost of shares redeemed – Investor Class	(12,544,355)	(13,521,759)
Cost of shares redeemed – Institutional Class	(962,439)	(82,147)
Net increase (decrease) in net assets derived from
capital share transactions	2,066,840	(3,820,506)
TOTAL DECREASE IN NET ASSETS	(10,715,455)	(8,389,854)

NET ASSETS:
Beginning of year	143,257,396	151,647,250
End of year	$132,541,941	$143,257,396
Undistributed net investment income, end of year	$978,600	$1,020,438

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	29,586	49,427
Shares sold – Institutional Class	81,884	28,858
Shares issued to holders as reinvestment
of dividends – Investor Class	397,477	208,039
Shares issued to holders as reinvestment
of dividends – Institutional Class	4,626	598
Shares redeemed – Investor Class	(414,867)	(395,518)
Shares redeemed – Institutional Class	(32,144)	(2,406)
Net increase (decrease) in shares outstanding	66,562	(111,002)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year
Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$33.72	$34.79	$30.70	$24.71	$21.47

0.30	0.30	0.28	0.28	0.28
(0.34)	0.32	4.06	6.00	3.14
(0.04)	0.62	4.34	6.28	3.42

(0.31)	(0.27)	(0.25)	(0.29)	(0.18)
(2.65)	(1.42)	—	—	—
(2.96)	(1.69)	(0.25)	(0.29)	(0.18)
$30.72	$33.72	$34.79	$30.70	$24.71

0.11%	1.77%	14.20%	25.64%	16.07%

$129.68	$141.96	$151.25	$143.48	$125.00
1.37%	1.20%	1.28%	1.33%	1.40%
1.04%	0.90%	0.80%	0.98%	1.16%
80%	85%	85%	91%	111%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$33.82	$34.94	$30.83	$24.83	$21.56

0.33	0.23	0.34	0.49	0.39
(0.34)	0.44	4.11	5.90	3.15
(0.01)	0.67	4.45	6.39	3.54

(0.35)	(0.36)	(0.34)	(0.39)	(0.27)
(2.66)	(1.43)	—	—	—
(3.01)	(1.79)	(0.34)	(0.39)	(0.27)
$30.80	$33.82	$34.94	$30.83	$24.83

0.21%	1.89%	14.55%	26.08%	16.58%

$2.86	$1.30	$0.40	$0.34	$0.06

1.28%	1.18%	1.18%	1.14%	1.22%
1.28%	1.15%	0.98%	0.98%	0.98%

1.07%	0.83%	0.91%	1.07%	1.29%
1.07%	0.86%	1.11%	1.23%	1.53%
80%	85%	85%	91%	111%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Large Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(32,245)	$32,245	$—

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for

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securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

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NOTES TO THE FINANCIAL STATEMENTS

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based

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techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

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NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $106,837,633 and $115,650,296, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.85%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $96,283.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, RBC Global Asset Management (U.S.) Inc.  The Advisor pays the sub-advisor fees from its own assets and these fees are not an additional expense of the Fund.  For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.35%.

In the past, the Advisor had contractually agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses exceeded 0.98% of the Fund’s net assets for Institutional Class shares of the Fund (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items).  The expense limitation agreement was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  As of October 31, 2016, cumulative expenses subject to potential recovery under the aforementioned conditions were $153 for Institutional Class shares, of which $9 will expire on October 31, 2017, and $144 will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2016, were $11,085.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average

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daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on November 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $103,900.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $130,436.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced

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NOTES TO THE FINANCIAL STATEMENTS

Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$117,141,865
Gross tax unrealized appreciation	$20,864,823
Gross tax unrealized depreciation	(4,846,161)
Net tax unrealized appreciation	$16,018,662
Undistributed ordinary income	$978,600
Undistributed long-term capital gains	3,484,166
Total distributable earnings	$4,462,766
Other accumulated loss	$—
Total accumulated gain	$20,481,428

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$2,222,426	$1,228,256
Long-term capital gain	10,404,904	6,159,685
	$12,627,330	$7,387,941

(1)  Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

Long-term
Amount Per Share
Investor Class	$0.81510
Institutional Class	$0.81676

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Large Value Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Large Value Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,026.10	$6.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.90

Institutional Class
Actual	$1,000.00	$1,026.70	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.55

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 1.29% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 37.07%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

hennessyfunds.com  |  1-800-966-4354

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CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

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2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Total
Return Fund (HDOGX)	8.20%	8.68%	4.36%
75/25 Blended DJIA/Treasury Index*	4.26%	8.65%	5.59%
Dow Jones Industrial Average	5.49%	11.50%	6.93%

Expense ratio: 1.28%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Brian E. Peery

Performance:

For the twelve-month period ended October 31, 2016, the Hennessy Total Return Fund returned 8.20%, outperforming both the 75/25 Blended DJIA/Treasury Index* and the Dow Jones Industrial Average, which returned 4.26% and 5.49% for the same period, respectively.

The Fund outperformed its primary benchmark, the 75/25 Blended DJIA/Treasury Index,* as a result of both sector allocation and stock selection. Two of the largest

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4

PERFORMANCE OVERVIEW

contributors to the Fund’s relative outperformance were The Boeing Company and Caterpillar, Inc. Pfizer, Inc. was the largest detractor from overall performance. From a sector perspective, an overweight position in the Energy sector as oil prices rebounded, and an underweight position in the Financials sector, aided performance. The Fund continues to hold Boeing, Caterpillar and Pfizer. Good returns from the equity investments in the portfolio more than offset a negative relative contribution from the Government Securities portion of the portfolio.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, the Fund may be expected to underperform equities in periods when markets rise and outperform in periods when markets fall. The Fund is designed to allow investors to gain exposure to the equity market while maintaining a percentage of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high-quality companies, each with a historically high dividend yield. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event yields rise.

Market Outlook:

Over the twelve-month period ended October 31, 2016, U.S. equities produced moderate, positive returns. The period was once again marked by a great deal of volatility, with major market indices dropping more than 10% at one point early in the year before recovering all of their losses. Throughout this period, there have been concerns about interest rates, commodity prices, economic growth (both domestic and international) and the U.S. Presidential election. Many, if not all, of these concerns still exist in the marketplace today, but we have reasons to be hopeful for the year to come.

First, while corporate profits have been on a gentle slide downwards since the fourth quarter of 2014, market analysts are now forecasting a return to growth in profits in the fourth quarter of this year. We believe these forecasts have a good chance of being proved correct. Second, mergers and acquisitions have been strong and steady this year, and we believe such activity will continue next year, helping drive revenue and earnings for the acquiring companies. Third, we do not believe the majority of stocks are expensive at this point, though many are probably fairly valued. The Dow Jones Industrial Average and the S&P 500 Index have forward PE ratios of roughly 18x and 19x, respectively, close to long-term averages, although slightly higher than six months ago. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies outside of the Energy sector will eventually start investing for expansion. Overall, we believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further moderate market advances over the course of next year.

We believe the balance between risk and reward afforded by the Fund’s stock selection and asset allocation policies provides conservative investors with a compelling way to participate in the market longer term while maintaining a lower risk profile.
_______________

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

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Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. The BofA Merrill Lynch 90-day U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend yield is calculated as the annual dividends paid by a company divided by its market price per share.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS

U.S. Treasury Bill, 0.240%, 11/25/2016	25.03%

U.S. Treasury Bill, 0.360%, 01/12/2017	25.02%

U.S. Treasury Bill, 0.305%, 12/22/2016	21.46%

Cisco Systems, Inc.	7.04%

Chevron Corp.	6.90%

Caterpillar, Inc.	6.71%

International Business Machines Corp.	6.59%

Exxon Mobil Corp.	6.49%

Pfizer, Inc.	6.48%

Verizon Communications, Inc.	6.32%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 67.55%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 3.19%
McDonald’s Corp.	23,800	$2,679,166	3.19%

Consumer Staples – 6.82%
Procter & Gamble Co.	23,000	1,996,400	2.38%
The Coca-Cola Co.	67,500	2,862,000	3.41%
Wal-Mart Stores, Inc.	12,300	861,246	1.03%
		5,719,646	6.82%

Energy – 13.39%
Chevron Corp.	55,300	5,792,675	6.90%
Exxon Mobil Corp.	65,300	5,440,796	6.49%
		11,233,471	13.39%

Health Care – 9.60%
Merck & Co., Inc.	44,600	2,618,912	3.12%
Pfizer, Inc.	171,200	5,428,752	6.48%
		8,047,664	9.60%

Industrials – 13.20%
Caterpillar, Inc.	67,400	5,625,204	6.71%
General Electric Co.	57,800	1,681,980	2.01%
The Boeing Co.	26,400	3,760,152	4.48%
		11,067,336	13.20%

Information Technology – 15.03%
Cisco Systems, Inc.	192,400	5,902,832	7.04%
Intel Corp.	33,600	1,171,632	1.40%
International Business Machines Corp.	36,000	5,532,840	6.59%
		12,607,304	15.03%

Telecommunication Services – 6.32%
Verizon Communications, Inc.	110,200	5,300,620	6.32%

Total Common Stocks
(Cost $51,960,615)		56,655,207	67.55%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 72.41%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 0.90%
Fidelity Government Portfolio, Institutional Class, 0.27% (a)	750,819	$750,819	0.90%

U.S. Treasury Bills (c) – 71.51%
0.240%, 11/25/2016 (b)	21,000,000	20,996,395	25.03%
0.305%, 12/22/2016 (b)	18,000,000	17,995,665	21.46%
0.360%, 01/12/2017 (b)	21,000,000	20,989,122	25.02%

		59,981,182	71.51%

Total Short-Term Investments
(Cost $60,731,119)		60,732,001	72.41%

Total Investments
(Cost $112,691,734) – 139.96%		117,387,208	139.96%
Liabilities in Excess
of Other Assets – (39.96)%		(33,517,235)	(39.96)%

TOTAL NET ASSETS – 100.00%		$83,869,973	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2016.
(b)	The rate listed is discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$2,679,166	$—	$—	$2,679,166
Consumer Staples	5,719,646	—	—	5,719,646
Energy	11,233,471	—	—	11,233,471
Health Care	8,047,664	—	—	8,047,664
Industrials	11,067,336	—	—	11,067,336
Information Technology	12,607,304	—	—	12,607,304
Telecommunication Services	5,300,620	—	—	5,300,620
Total Common Stocks	$56,655,207	$—	$—	$56,655,207
Short-Term Investments
Money Market Funds	$750,819	$—	$—	$750,819
U.S. Treasury Bills	—	59,981,182	—	59,981,182
Total Short-Term Investments	$750,819	$59,981,182	$—	$60,732,001
Total Investments	$57,406,026	$59,981,182	$—	$117,387,208

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$12,593,000	Jefferies LLC	0.75%	8/19/16	11/25/16	$12,618,711
10,794,000	Jefferies LLC	0.75%	9/23/16	12/22/16	10,814,239
12,593,000	Jefferies LLC	0.75%	10/21/16	1/12/17	12,614,775
$35,980,000					$36,047,725

As of October 31, 2016, the fair value of securities held as collateral for reverse repurchase agreements was $59,981,182 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $112,691,734)	$117,387,208
Dividends and interest receivable	156,847
Receivable for fund shares sold	51,509
Receivable for securities sold	2,553,727
Prepaid expenses and other assets	10,227
Total Assets	120,159,518

LIABILITIES:
Payable for fund shares redeemed	82,339
Payable to advisor	45,072
Payable to administrator	15,016
Payable to auditor	22,381
Accrued distribution fees	64,686
Accrued service fees	7,512
Reverse repurchase agreements	35,980,000
Accrued interest payable	30,537
Accrued trustees fees	3,898
Accrued expenses and other payables	38,104
Total Liabilities	36,289,545
NET ASSETS	$83,869,973

NET ASSETS CONSIST OF:
Capital stock	$74,751,785
Accumulated net investment income	96,662
Accumulated net realized gain on investments	4,326,052
Unrealized net appreciation on investments	4,695,474
Total Net Assets	$83,869,973

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$83,869,973
Shares issued and outstanding	6,061,249
Net asset value, offering price and redemption price per share	$13.84

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$1,887,300
Interest income	113,258
Total investment income	2,000,558

EXPENSES:
Investment advisory fees (See Note 5)	452,740
Interest expense (See Notes 7 and 9)	206,647
Distribution fees – Investor Class (See Note 5)	113,185
Service fees – Investor Class (See Note 5)	75,457
Administration, fund accounting, custody and transfer agent fees (See Note 5)	73,531
Sub-transfer agent expenses – Investor Class (See Note 5)	59,736
Compliance expense (See Note 5)	23,710
Audit fees	23,042
Federal and state registration fees	17,620
Trustees’ fees and expenses	15,999
Reports to shareholders	13,562
Legal fees	252
Other expenses	7,858
Total expenses	1,083,339
NET INVESTMENT INCOME	$917,219

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,429,880
Net change in unrealized appreciation on investments	(36,877)
Net gain on investments	4,393,003
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,310,222

The accompanying notes are an integral part of these financial statements.
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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$917,219	$1,074,164
Net realized gain on investments	4,429,880	5,969,412
Net change in unrealized appreciation on investments	(36,877)	(6,270,901)
Net increase in net assets resulting from operations	5,310,222	772,675

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(921,292)	(1,084,818)
Net realized gains – Investor Class	(5,932,910)	(5,767,007)
Total distributions	(6,854,202)	(6,851,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	25,999,315	2,980,355
Dividends reinvested – Investor Class	6,430,792	6,420,583
Cost of shares redeemed – Investor Class	(16,432,231)	(17,800,502)
Net increase (decrease) in net assets derived
from capital share transactions	15,997,876	(8,399,564)
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,453,896	(14,478,714)

NET ASSETS:
Beginning of year	69,416,077	83,894,791
End of year	$83,869,973	$69,416,077
Undistributed net investment income, end of year	$96,662	$100,735

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,870,317	203,884
Shares issued to holders as reinvestment
of dividends – Investor Class	498,039	448,889
Shares redeemed – Investor Class	(1,198,857)	(1,254,599)
Net increase (decrease) in shares outstanding	1,169,499	(601,826)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows for the year ended October 31, 2016

Cash flows from operating activities:
Net increase in net assets from operations	$5,310,222
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Payments to purchase securities	(26,886,584)
Proceeds from sale of securities	23,136,722
(Purchase) sale of short term investments, net	(11,766,484)
Realized gain on investments in securities	(4,429,880)
Net accretion of discount on securities	(105,371)
Change in unrealized appreciation on investments in securities	36,877
(Increases) decreases in operating assets:
Decrease in dividends and interest receivable	3,186
Increase in receivable for securities sold	(2,553,727)
Increase in prepaid expenses and other assets	(788)
Increases (decreases) in operating liabilities:
Increase in payable to advisor	10,190
Increase in payable to administrator	3,593
Increase in accrued distribution fees	380
Increase in accrued service fees	1,698
Increase in accrued interest payable	19,108
Increase in accrued audit fees	781
Increase in accrued trustee fees	2,238
Decrease in other accrued expenses and payables	(5,196)
Net cash used in operating activities	(17,223,035)

Cash flows from financing activities:
Increase in reverse repurchase agreements	8,095,500
Proceeds from shares sold	25,948,535
Payment on shares redeemed	(16,397,590)
Distributions paid in cash, net of reinvestments	(423,410)
Net cash provided by financing activities	17,223,035
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein consists
of dividend reinvestment of dividends and distributions	$6,430,792
Proceeds from securities litigation	8,739

Cash paid for interest	$187,539

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$14.19	$15.27	$14.30	$12.64	$11.47

0.16	0.20	0.20	0.16	0.18
0.88	(0.02)	0.96	1.66	1.17
1.04	0.18	1.16	1.82	1.35

(0.16)	(0.20)	(0.19)	(0.16)	(0.18)
(1.23)	(1.06)	—	—	—
(1.39)	(1.26)	(0.19)	(0.16)	(0.18)
$13.84	$14.19	$15.27	$14.30	$12.64

8.20%	1.22%	8.15%	14.49%	11.78%

$83.87	$69.42	$83.89	$90.24	$77.67
1.44%	1.28%	1.34%	1.37%	1.37%
1.22%	1.40%	1.31%	1.16%	1.44%
44%	27%	23%	31%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation

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to repurchase the securities. For additional information regarding the offsetting of assets and liabilities at October 31, 2016, please reference the table in Note 9.

k).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $26,886,584 and $23,127,983, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

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The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $45,072.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder service fees payable by the Fund as of October 31, 2016, were $7,512.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund is currently only using up to 0.15% of its average daily net assets for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $59,736.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $73,531.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

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NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $13,795 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $1,299,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$112,794,423
Gross tax unrealized appreciation	$5,664,482
Gross tax unrealized depreciation	(1,071,697)
Net tax unrealized appreciation	$4,592,785
Undistributed ordinary income	$142,034
Undistributed long-term capital gains	4,383,369
Total distributable earnings	$4,525,403
Other accumulated loss	$—
Total accumulated gain	$9,118,188

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

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During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$1,010,164	$1,084,818
Long-term capital gain	5,844,038	5,767,007
	$6,854,202	$6,851,825

(1)  Ordinary income includes short-term gain or loss.

9).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the fiscal year ended October 31, 2016, the average daily balance and average interest rate in effect for reverse repurchase agreements were $29,774,433 and 0.681%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2016:

Maturity Date	Amount	Interest Rate
November 25, 2016	$12,593,000	0.75%
December 22, 2016	$10,794,000	0.75%
January 12, 2017	$12,593,000	0.75%

Outstanding reverse repurchase agreements at October 31, 2016, were equal to 42.90% of the Fund’s net assets.

Below is information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis, as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts Not
		in the	in the	Offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$35,980,000	$—	$35,980,000	$35,980,000	$—	$—
	$35,980,000	$—	$35,980,000	$35,980,000	$—	$—

For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

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NOTES TO THE FINANCIAL STATEMENTS

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

	Amount Per Share
	Long-term	Short-term
Investor Class	$0.64969	$0.00673

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Total Return Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,025.20	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 8.80%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY EQUITY AND
INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers of the Fund	35
Expense Example	38
Proxy Voting	40
Quarterly Filings on Form N-Q	40
Federal Tax Distribution Information	40
Householding	40
Privacy Policy	41

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	-0.12%	6.92%	5.89%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	0.30%	7.23%	6.17%
Blended Balanced Index(1)	4.10%	9.07%	5.95%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratios: 1.43% (Investor Class); 1.09% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Balanced Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund.

The expense ratios presented are from the most recent prospectus.

(1)	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA (Lead Portfolio Manager), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, and Mark E. DeVaul, CFA, CPA
The London Company of Virginia, LLC (sub-advisor)

Portfolio Managers for Fixed Income Portion: Gary B. Cloud, CFA, and Peter G. Greig, CFA
Financial Counselors, Inc. (sub-advisor)

HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERSPERFORMANCE OVERVIEW

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Equity and Income Fund returned -0.12%, underperforming the Blended Balanced Index* and the S&P 500 Index, which returned 4.10% and 4.51% for the same period, respectively.

Equities: Stock selection accounted for the most of the relative underperformance of the equity allocation of the Fund over the twelve-month period, while sector allocation also had a slightly negative impact.  At the sector level, an underweight position in Information Technology and an overweight position in Consumer Discretionary both had a negative impact on relative performance. This underperformance was partially offset by the positive impact of an underweight position in Healthcare and an overweight position in Industrials.

On an individual stock level, the top contributors to the performance of the equity allocation of the Fund for the twelve-month period were Apple, Inc., Altria Group, Inc., Norfolk Southern Corporation, Deere & Company, and Dollar Tree Inc. The top detractors from performance were CarMax Inc., Bristol Myers Squibb Company, Carnival Corporation, Progressive Corporation, and Mosaic Company.  All of the stocks mentioned are still owned in the portfolio.

Fixed Income:  The overweight position in investment grade corporate credit was the largest contributor to the performance of the fixed income allocation of the Fund over the twelve-month period.  Issue selection drove most of this performance. The income and aging from these higher-yielding investment grade securities exceeded the amount represented in the benchmark. The Fund’s slight exposure to preferred stocks and high-yield credit securities, or junk bonds, was another positive factor aiding performance. Effective duration was the largest detractor from overall performance compared to the benchmark.  Portfolio convexity and volatility were neutral contributors to overall performance.

Portfolio Strategy:

The Fund seeks a balanced portfolio of 60% equities and 40% fixed income, with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The fixed income allocation of the portfolio focuses on high-quality domestic corporate, agency and government bonds.

Investment Outlook:

Equities:  Based on recent economic news, it appears that the US economy is continuing to grow at a low, single-digit rate. The labor market remains buoyant while the housing market and the manufacturing sector are improving. While interest rates may move slightly higher over the next few months, we believe rates will remain low relative to historical averages for quite some time. Low rates should be a positive for the equity market. Nonetheless, we note that the U.S. economy is now entering its eighth year of continuous expansion and in our opinion, equity markets are not as cheap as they were a few years ago based on traditional metrics. Fortunately, we are still finding what we believe to be high-conviction investment ideas with a focus on limiting downside risk in each holding.

Our strategy is to focus on stocks from a bottom-up point of view. We seek to own companies with strong returns on capital and flexibility to enhance shareholder value using their balance sheet. Low interest rates and relatively high equity risk premiums enable companies to increase shareholder value by adjusting their capital structures. We expect investors to reward companies that wisely deploy capital by using it to pay for higher dividends, finance share repurchases at attractive prices, and make sensible

HENNESSY FUNDS	1-800-966-4354

acquisitions. We believe our more conservative portfolio is well positioned for a slow-growth environment that should reward more efficient capital allocation.

Fixed Income:  In our opinion, the last few months may have marked the beginning of a slow change in central bank monetary policy worldwide.  It might be too soon to ring the death knell for quantitative easing, but it is possible that progress towards even lower negative interest rates in Japan, Europe and Switzerland has been halted.  Part of the reasoning behind this change in policy is the realization by many central bankers that negative interest rates can cause more harm than expected to the business models of financial intermediaries such as banks and insurance companies, while their macroeconomic benefit has not materialized as hoped.

Over the last twelve months, we have also witnessed a further reduction in consensus expectations among Federal Reserve Bank members regarding the timing and magnitude of rate increases over the next few years. Publications from the Federal Reserve now indicate that members expect two rate hikes in 2017 and three in 2018.  For the first time in this lengthy rate-hiking cycle, both Federal Reserve Bank members and market participants see a fairly similar pathway forward for the level of short-term interest rates. This is significant because harmony between the Federal Reserve and market expectations reduces the possibility of surprises for the markets and a potential policy error.

As we look forward, prospects for economic growth remain subdued. Unanticipated election results in the United States and Europe coupled with a nationalist and populist electoral surge hurt prospects for trade liberalization and economic cooperation.  Brexit negotiations with the European Union next year will add to political and economic uncertainty. Conflict in the Middle East, South China Sea disputes and potential terrorism events, all contribute to the unsettled political and social environment around the world. Overall, we expect to see modest rate movements in either direction as economic and political events dictate trading levels.
_______________

*	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The Bloomberg Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend payout ratio is calculated as a company’s yearly dividend per share divided by its earnings per share. Return on capital is a profitability ratio that measures the return that an investment generates for capital contributors, i.e. bondholders and stockholders, and it indicates how effective a company is at turning capital into profits.

HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Berkshire Hathaway, Inc., Class B	4.25%

Edgewell Personal Care Co.	2.96%

Dollar Tree, Inc.	2.91%

Carnival Corp.	2.76%

Apple, Inc.	2.68%

Altria Group, Inc.	2.67%

Visa, Inc., Class A	2.49%

General Dynamics Corp.	2.43%

Eli Lilly & Co.	2.34%

CarMax, Inc.	2.32%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 59.71%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 13.28%
CarMax, Inc. (a)	154,299	$7,705,692	2.32%
Carnival Corp. (b)	186,820	9,172,862	2.76%
Dollar Tree, Inc. (a)	127,700	9,647,735	2.91%
Lowe’s Companies, Inc.	71,666	4,776,539	1.44%
NIKE, Inc., Class B	122,400	6,142,032	1.85%
O’Reilly Automotive, Inc. (a)	25,070	6,629,511	2.00%
		44,074,371	13.28%

Consumer Staples – 6.99%
Altria Group, Inc.	134,177	8,871,783	2.67%
Edgewell Personal Care Co. (a)	130,232	9,819,493	2.96%
The Coca-Cola Co.	106,161	4,501,226	1.36%
		23,192,502	6.99%

Energy – 1.57%
Chevron Corp.	49,691	5,205,132	1.57%

Financials – 13.89%
Alleghany Corp. (a)	13,960	7,206,292	2.17%
Bank of America Corp.	158,499	2,615,233	0.79%
Berkshire Hathaway, Inc., Class B (a)	97,679	14,095,080	4.25%
BlackRock, Inc.	22,038	7,520,247	2.26%
The Progressive Corp.	230,540	7,264,315	2.19%
Wells Fargo & Co.	160,803	7,398,546	2.23%
		46,099,713	13.89%

Health Care – 3.78%
Bristol-Myers Squibb Co.	94,133	4,792,311	1.44%
Eli Lilly & Co.	105,220	7,769,445	2.34%
		12,561,756	3.78%

Industrials – 9.36%
Deere & Co.	69,410	6,128,903	1.85%
FedEx Corp.	25,578	4,458,757	1.34%
General Dynamics Corp.	53,450	8,057,053	2.43%
General Electric Co.	198,670	5,781,297	1.74%
Norfolk Southern Corp.	71,470	6,646,710	2.00%
		31,072,720	9.36%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 6.87%
Apple, Inc.	78,540	$8,917,431	2.68%
Cisco Systems, Inc.	183,706	5,636,100	1.70%
Visa, Inc., Class A	100,176	8,265,522	2.49%
		22,819,053	6.87%

Materials – 2.79%
NewMarket Corp.	17,940	7,192,326	2.17%
The Mosaic Co.	87,840	2,066,875	0.62%
		9,259,201	2.79%

Telecommunication Services – 1.18%
Verizon Communications, Inc.	81,538	3,921,978	1.18%

Total Common Stocks
(Cost $183,658,167)		198,206,426	59.71%

PREFERRED STOCKS – 2.29%

Consumer Staples – 0.10%
CHS, Inc., Series 4, 7.500%, 01/21/2025	10,960	320,580	0.10%

Financials – 2.19%
Aegon N.V., 6.375%, 11/30/2016 (b)	3,070	78,162	0.02%
Ares Management LP, Series A, 7.000%, 06/30/2021	3,059	79,320	0.02%
Banc of California, Inc., Series E, 7.000%, 03/15/2021	3,075	76,567	0.02%
Bank of America Corp.
Series EE, 6.000%, 04/25/2021	5,015	130,390	0.04%
Series, W, 6.625%, 09/09/2019	3,540	96,536	0.03%
BB&T Corp., Series F, 5.200%, 11/01/2017	13,715	348,224	0.11%
Capital One Financial Corp.
Series F, 6.200%, 12/01/2020	6,805	181,625	0.05%
Series G, 5.200%, 12/01/2021	7,360	182,749	0.06%
Citigroup, Inc.
Series S, 6.300%, 02/12/2021	5,805	153,891	0.05%
Series C, 5.800%, 04/22/2018	5,820	147,304	0.04%
Discover Financial Services, Series B, 6.500%, 12/01/2017	13,190	345,446	0.10%
Fannie Mae Preferred, Series S, 8.250%, 12/31/2020 (a)	10,600	41,764	0.01%
First Republic Bank
Series G, 5.500%, 03/30/2021	5,025	131,303	0.04%
Series F, 5.700%, 06/30/2020	4,800	132,000	0.04%
Huntington Bancshares, Inc., Series D, 6.250%, 04/15/2021	9,510	254,488	0.08%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
IBERIABANK Corp., Series A, 6.625%, 08/01/2025	3,090	$83,399	0.03%
ING Groep N.V., 6.125%, 01/15/2017 (b)	3,185	81,186	0.02%
JPMorgan Chase & Co., Series Bb, 6.150%, 09/01/2020	13,430	358,178	0.11%
Legg Mason, Inc., 5.450%, 09/15/2021 (a)	6,570	163,527	0.05%
MetLife, Inc., Series A, 4.000%, 11/30/2016	13,860	350,797	0.11%
Morgan Stanley, Series I, 6.375%, 10/15/2024	11,470	316,572	0.10%
National General Holdings Corp., Series C, 7.500%, 07/15/2021	7,890	202,300	0.06%
Northern Trust Corp., Series C, 5.850%, 10/01/2019	13,015	350,234	0.11%
PNC Financial Services Group, Inc., Series Q, 5.375%, 12/01/2017	13,430	340,988	0.10%
Regions Financial Corp.
Series B, 6.375%, 09/15/2024	6,650	191,320	0.06%
Series A, 6.375%, 12/15/2017	6,790	176,404	0.05%
State Street Corp.
Series D, 5.900%, 03/15/2024	6,350	178,118	0.05%
Series G, 5.300%, 03/15/2026	6,600	176,682	0.05%
SunTrust Banks, Inc., Series E, 5.875%, 03/15/2018	13,540	351,092	0.11%
The Allstate Corp., Series E, 6.625%, 04/15/2019	12,395	336,648	0.10%
The Charles Schwab Corp.
Series C, 6.000%, 12/01/2020	6,765	187,052	0.06%
Series A, 5.950%, 06/01/2021	6,910	187,054	0.06%
The Goldman Sachs Group, Inc.
Series D, 4.000%, 11/30/2016	4,175	93,603	0.03%
Series N, 6.300%, 05/10/2021	4,300	114,638	0.03%
U.S. Bancorp, Series H, 5.150%, 07/01/2018 (d)	4,465	115,733	0.03%
Validus Holdings, Ltd., Series A, 5.875%, 06/15/2021 (b)	7,935	201,152	0.06%
Wells Fargo & Co.
Series V, 6.000%, 12/15/2020	6,555	170,954	0.05%
Series X, 5.500%, 09/15/2021	7,000	178,150	0.05%

		7,285,550	2.19%

Total Preferred Stocks
(Cost $7,609,118)		7,606,130	2.29%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

REITS – 0.29%	Par		% of
	Amount	Value	Net Assets
Financials – 0.29%
Apollo Commercial Real Estate Finance, Inc.	28,000	$473,760	0.14%
Chimera Investment Corp.	19,000	297,730	0.09%
Monmouth Real Estate Investment Corp., Series C, 6.125%, 09/15/2021 (a)	3,300	86,559	0.02%
Public Storage, Series D, 4.950%, 07/20/2021	4,900	120,540	0.04%
		978,589	0.29%

Total REITS
(Cost $945,318)		978,589	0.29%

CORPORATE BONDS – 26.35%

Consumer Discretionary – 0.32%
Amazon.com, Inc., 3.300%, 12/05/2021	1,000,000	1,061,038	0.32%

Consumer Staples – 1.04%
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/2019	150,000	169,662	0.05%
CVS Health Corp.
1.900%, 07/20/2018	1,300,000	1,310,574	0.40%
2.250%, 12/05/2018	500,000	507,143	0.15%
4.125%, 05/15/2021	1,000,000	1,083,883	0.33%
Wal-Mart Stores, Inc., 5.000%, 10/25/2040	300,000	363,230	0.11%
		3,434,492	1.04%

Energy – 1.38%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,021,755	0.31%
Chevron Corp., 2.355%, 12/05/2022	790,000	795,946	0.24%
Encana Corp., 3.900%, 11/15/2021 (b)	1,600,000	1,622,880	0.49%
National Oilwell Varco, Inc., 2.600%, 12/01/2022	1,200,000	1,133,082	0.34%
		4,573,663	1.38%

Financials – 14.33%
American Express Co., 6.150%, 08/28/2017	1,550,000	1,610,903	0.49%
American International Group, Inc., 4.875%, 06/01/2022	1,600,000	1,789,050	0.54%
Associates Corporation of North America, 6.950%, 11/01/2018	300,000	329,710	0.10%
Bank of New York Mellon Corp., 1.969%, 06/20/2017	500,000	502,900	0.15%
BB&T Corp., 2.300%, 10/15/2018	1,000,000	1,015,589	0.31%
BlackRock, Inc., 3.500%, 03/18/2024	1,000,000	1,076,802	0.32%
Boston Properties, Inc., 5.875%, 10/15/2019	700,000	775,651	0.23%
Capital One Financial Corp., 4.750%, 07/15/2021	1,500,000	1,656,333	0.50%
Capital One NA, 2.250%, 09/13/2021	500,000	497,780	0.15%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Comerica, Inc., 2.125%, 05/23/2019	500,000	$503,627	0.15%
Diamond 1 Finance Corp. / Diamond 2
Finance Corp., 5.450%, 06/15/2023 (e)	1,220,000	1,308,228	0.40%
Discover Financial Services, 5.200%, 04/27/2022	900,000	995,744	0.30%
Fifth Third Bancorp
1.350%, 06/01/2017	1,000,000	1,001,008	0.30%
2.375%, 04/25/2019	1,775,000	1,804,110	0.54%
First Niagara Financial Group, Inc., 6.750%, 03/19/2020	590,000	677,206	0.20%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	1,750,000	1,767,199	0.53%
Franklin Resources, Inc., 1.375%, 09/15/2017	1,080,000	1,082,724	0.33%
General Electric Capital Corp.
1.625%, 04/02/2018	500,000	502,348	0.15%
5.625%, 05/01/2018	550,000	586,523	0.18%
6.000%, 08/07/2019	1,610,000	1,808,490	0.54%
JPMorgan Chase & Co., 6.000%, 01/15/2018	1,000,000	1,052,995	0.32%
KeyCorp
2.300%, 12/13/2018	2,600,000	2,634,996	0.79%
5.100%, 03/24/2021	950,000	1,065,592	0.32%
Lazard Group, 6.850%, 06/15/2017	56,000	57,619	0.02%
Lincoln National Corp., 6.250%, 02/15/2020	780,000	877,633	0.26%
Merrill Lynch & Company, Inc., 6.875%, 04/25/2018	955,000	1,027,716	0.31%
MetLife, Inc., Series A, 6.817%, 08/15/2018	100,000	109,221	0.03%
Morgan Stanley
5.500%, 07/28/2021	2,333,000	2,651,020	0.80%
6.625%, 04/01/2018	750,000	801,041	0.24%
PNC Financial Services Group, Inc., 1.600%, 06/01/2018	1,000,000	1,002,589	0.30%
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	700,000	743,750	0.22%
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	1,518,287	0.46%
5.625%, 04/01/2024	700,000	798,332	0.24%
Royal Bank of Canada, 2.200%, 07/27/2018 (b)	1,000,000	1,012,824	0.31%
Schlumberger Investment SA, 3.650%, 12/01/2023 (b)	1,265,000	1,354,341	0.41%
SunTrust Banks, Inc., 6.000%, 09/11/2017	250,000	259,511	0.08%
Synchrony Financial, 3.750%, 08/15/2021	1,200,000	1,260,386	0.38%
The Bear Stearns Companies, Inc., 6.400%, 10/02/2017	1,350,000	1,411,223	0.43%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,215,389	0.37%
6.000%, 06/15/2020	1,500,000	1,696,045	0.51%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	300,000	304,242	0.09%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Wachovia Corp., 5.750%, 06/15/2017	850,000	$872,971	0.26%
Wells Fargo & Co.
2.550%, 12/07/2020	1,000,000	1,018,049	0.31%
5.625%, 12/11/2017	1,000,000	1,046,130	0.31%
Westpac Banking Corp., 4.875%, 11/19/2019 (b)	450,000	489,357	0.15%
		47,573,184	14.33%

Health Care – 2.95%
Agilent Technologies, Inc., 5.000%, 07/15/2020	650,000	719,084	0.22%
Amgen, Inc.
3.450%, 10/01/2020	1,000,000	1,055,487	0.32%
3.625%, 05/22/2024	1,500,000	1,579,027	0.48%
Celgene Corp.
2.300%, 08/15/2018	1,000,000	1,012,902	0.30%
3.625%, 05/15/2024	1,600,000	1,651,378	0.50%
Express Scripts Holding Co.
1.250%, 06/02/2017	500,000	500,236	0.15%
2.250%, 06/15/2019	1,250,000	1,265,876	0.38%
3.500%, 06/15/2024	700,000	723,808	0.22%
GlaxoSmithKline Capital, Inc., 1.500%, 05/08/2017 (b)	500,000	501,314	0.15%
Zoetis, Inc., 3.250%, 02/01/2023	750,000	767,447	0.23%
		9,776,559	2.95%

Information Technology – 1.51%
Alphabet, Inc., 1.998%, 08/15/2026	550,000	531,424	0.16%
Apple, Inc., 4.500%, 02/23/2036	250,000	279,211	0.08%
Applied Materials, Inc., 4.300%, 06/15/2021	300,000	331,568	0.10%
Corning, Inc.
1.500%, 05/08/2018	390,000	389,880	0.12%
6.625%, 05/15/2019	695,000	774,493	0.23%
6.850%, 03/01/2029	275,000	348,388	0.11%
eBay, Inc., 3.250%, 10/15/2020	1,000,000	1,036,785	0.31%
Juniper Networks, Inc., 4.600%, 03/15/2021	1,000,000	1,078,555	0.33%
Oracle Corp., 2.650%, 07/15/2026	250,000	246,921	0.07%
		5,017,225	1.51%

Manufacturing – 0.42%
Teva Pharmaceutical Financial Co. BV, 2.950%, 12/18/2022 (b)	1,380,000	1,397,401	0.42%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Materials – 2.09%
Alcoa, Inc., 6.150%, 08/15/2020	625,000	$684,963	0.21%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	1,026,797	0.31%
Goldcorp, Inc. (b)
2.125%, 03/15/2018	1,250,000	1,253,191	0.38%
3.625%, 06/09/2021	750,000	783,553	0.23%
Newmont Mining Corp., 3.500%, 03/15/2022	1,000,000	1,058,120	0.32%
Rio Tinto Finance USA Ltd., 3.750%, 06/15/2025 (b)	1,000,000	1,066,962	0.32%
The Dow Chemical Co., 4.250%, 11/15/2020	1,000,000	1,078,742	0.32%
		6,952,328	2.09%

Telecommunication Services – 2.31%
AT&T, Inc.
3.000%, 02/15/2022	1,000,000	1,015,394	0.31%
5.350%, 09/01/2040	200,000	210,988	0.06%
5.500%, 02/01/2018	1,600,000	1,677,149	0.51%
5.800%, 02/15/2019	800,000	869,499	0.26%
CenturyLink, Inc., 5.150%, 06/15/2017	400,000	407,500	0.12%
Deutsche Telekom AG, 6.000%, 07/08/2019 (b)	1,160,000	1,289,608	0.39%
Verizon Communications, Inc., 2.450%, 11/01/2022	1,200,000	1,201,663	0.36%
Vodafone Group PLC, 1.500%, 02/19/2018 (b)	1,000,000	998,930	0.30%
		7,670,731	2.31%

Total Corporate Bonds
(Cost $85,318,970)		87,456,621	26.35%

MORTGAGE BACKED SECURITIES – 4.85%
Federal Home Loan Mortgage Corp.
1.500%, 10/15/2042	147,167	146,152	0.04%
2.000%, 10/15/2043	149,852	149,995	0.05%
2.500%, 08/15/2040	534,900	543,007	0.16%
2.750%, 01/15/2041	123,702	125,810	0.04%
3.000%, 09/15/2039	478,080	490,766	0.15%
3.000%, 05/15/2043	470,668	486,999	0.15%
3.000%, 05/01/2042	1,169,004	1,207,068	0.36%
3.000%, 09/01/2042	2,224,878	2,297,272	0.69%
5.000%, 05/01/2020	49,746	52,329	0.02%
5.500%, 04/01/2037	111,162	127,533	0.04%
Federal National Mortgage Association
1.250%, 06/25/2043	273,422	263,704	0.08%
1.500%, 08/10/2021	1,000,000	989,879	0.30%
1.500%, 03/30/2026	1,200,000	1,198,138	0.36%
1.500%, 04/18/2028	1,000,000	996,616	0.30%
2.000%, 11/25/2040	245,230	245,881	0.07%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

MORTGAGE BACKED SECURITIES – 4.85%	Par		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (Continued)
2.000%, 11/25/2041	168,270	$169,129	0.05%
2.250%, 03/25/2039	178,393	181,379	0.06%
3.000%, 10/01/2043	3,235,047	3,337,960	1.00%
3.500%, 01/01/2042	663,287	699,368	0.21%
4.000%, 10/01/2041	891,038	957,994	0.29%
4.000%, 12/01/2041	765,521	822,887	0.25%
4.500%, 08/01/2020	57,259	59,450	0.02%
6.000%, 10/01/2037	135,923	155,991	0.04%
Government National Mortgage Association, 1.750%, 02/16/2043	406,470	402,931	0.12%

Total Mortgage Backed Securities
(Cost $15,819,471)		16,108,238	4.85%

U.S. TREASURY OBLIGATIONS – 3.98%

U.S. Treasury Bonds – 1.01%
U.S. Treasury Bonds, 3.625%, 02/15/2044	2,750,000	3,342,914	1.00%
U.S. Treasury Inflation Index Bond, 0.125%, 07/15/2022	26,184	26,802	0.01%
		3,369,716	1.01%

U.S. Treasury Notes – 2.97%
U.S. Treasury Notes
1.625%, 02/15/2026	4,500,000	4,426,259	1.33%
2.125%, 05/15/2025	1,350,000	1,388,311	0.42%
3.250%, 03/31/2017	4,000,000	4,046,800	1.22%
		9,861,370	2.97%

Total U.S. Treasury Obligations
(Cost $12,880,510)		13,231,086	3.98%

U.S. GOVERNMENT AGENCY ISSUES – 0.56%

Finance and Insurance – 0.56%
Federal Home Loan Banks
1.250%, 10/17/2031	1,250,000	1,231,888	0.37%
5.750%, 06/15/2037	600,000	613,607	0.19%

Total U.S. Government Agency Issues
(Cost $1,925,418)		1,845,495	0.56%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS) – 0.79%	of Shares	Value	Net Assets

Apollo Investment Corp.	30,000	$177,300	0.05%
Ares Capital Corp.	16,000	244,800	0.08%
FS Investment Corp.	78,000	748,800	0.23%
Guggenheim Credit Allocation Fund	34,000	736,780	0.22%
OHA Investment Corp.	8,000	22,880	0.01%
SPDR Barclays Capital High Yield Bond	1,000	36,260	0.01%
SPDR Barclays Short Term High Yield	4,000	109,920	0.03%
Vanguard High-Yield Corporate Fund	89,820	526,346	0.16%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $2,587,215)		2,603,086	0.79%

SHORT-TERM INVESTMENTS – 0.43%

Money Market Funds – 0.43%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	1,441,985	1,441,985	0.43%

Total Short-Term Investments
(Cost $1,441,985)		1,441,985	0.43%

Total Investments
(Cost $312,186,172) – 99.25%		329,477,656	99.25%
Other Assets in Excess of Liabilities – 0.75%		2,479,995	0.75%

TOTAL NET ASSETS – 100.00%		$331,957,651	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2016, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$269,800
Purchase Cost	$172,068
Sales Cost	$(327,061)
Ending Cost	$114,807
Dividend Income	$13,049
Realized Gains	$21,601
Shares	4,465
Market Value	$115,733

(e)	144A security.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$44,074,371	$—	$—	$44,074,371
Consumer Staples	23,192,502	—	—	23,192,502
Energy	5,205,132	—	—	5,205,132
Financials	46,099,713	—	—	46,099,713
Health Care	12,561,756	—	—	12,561,756
Industrials	31,072,720	—	—	31,072,720
Information Technology	22,819,053	—	—	22,819,053
Materials	9,259,201	—	—	9,259,201
Telecommunication Services	3,921,978	—	—	3,921,978
Total Common Stocks	$198,206,426	$—	$—	$198,206,426
Preferred Stocks
Consumer Staples	$320,580	$—	$—	$320,580
Financials	7,285,550	—	—	7,285,550
Total Preferred Stocks	$7,606,130	$—	$—	$7,606,130
REITS
Financials	$978,589	$—	$—	$978,589
Total REITS	$978,589	$—	$—	$978,589
Corporate Bonds
Consumer Discretionary	$—	$1,061,038	$—	$1,061,038
Consumer Staples	—	3,434,492	—	3,434,492
Energy	—	4,573,663	—	4,573,663
Financials	—	47,573,184	—	47,573,184
Health Care	—	9,776,559	—	9,776,559
Information Technology	—	5,017,225	—	5,017,225
Manufacturing	—	1,397,401	—	1,397,401
Materials	—	6,952,328	—	6,952,328
Telecommunication Services	—	7,670,731	—	7,670,731
Total Corporate Bonds	$—	$87,456,621	$—	$87,456,621
Mortgage Backed Securities	$—	$16,108,238	$—	$16,108,238
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$3,369,716	$—	$3,369,716
U.S. Treasury Notes	—	9,861,370	—	9,861,370
Total U.S. Treasury Obligations	$—	$13,231,086	$—	$13,231,086
U.S. Government Agency Issues	$—	$1,845,495	$—	$1,845,495
Investment Companies (Excluding
Money Market Funds)	$2,603,086	$—	$—	$2,603,086
Short-Term Investments
Money Market Funds	$1,441,985	$—	$—	$1,441,985
Total Short-Term Investments	$1,441,985	$—	$—	$1,441,985
Total Investments	$210,836,216	$118,641,440	$—	$329,477,656

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $312,071,365)	$329,361,923
Investments in affiliated securities, at value (cost $114,807)	115,733
Total Investments in securities, at value (cost $312,186,172)	329,477,656
Cash	1,211
Dividends and interest receivable	1,247,161
Receivable for fund shares sold	70,511
Receivable for securities sold	2,271,106
Prepaid expenses and other assets	28,295
Total Assets	333,095,940

LIABILITIES:
Payable for fund shares redeemed	430,835
Payable to advisor	232,075
Payable to administrator	60,016
Payable to auditor	20,698
Accrued distribution fees	34,812
Accrued service fees	17,643
Loan Payable	258,000
Accrued interest payable	237
Accrued trustees fees	3,901
Accrued expenses and other payables	80,072
Total Liabilities	1,138,289
NET ASSETS	$331,957,651

NET ASSETS CONSIST OF:
Capital stock	$288,045,574
Accumulated net investment income	129,004
Accumulated net realized gain on investments	26,491,589
Unrealized net appreciation on investments	17,291,484
Total Net Assets	$331,957,651

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$202,043,410
Shares issued and outstanding	12,942,600
Net asset value, offering price and redemption price per share	$15.61

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$129,914,241
Shares issued and outstanding	8,802,224
Net asset value, offering price and redemption price per share	$14.76

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$5,476,967
Dividend income from affiliated securities	13,049
Interest income	3,498,634
Total investment income	8,988,650

EXPENSES:
Investment advisory fees (See Note 5)	3,171,157
Sub-transfer agent expenses – Investor Class (See Note 5)	577,083
Sub-transfer agent expenses – Institutional Class (See Note 5)	131,012
Administration, fund accounting, custody and transfer agent fees (See Note 5)	386,741
Distribution fees – Investor Class (See Note 5)	370,133
Service fees – Investor Class (See Note 5)	246,755
Federal and state registration fees	43,947
Reports to shareholders	36,202
Compliance expense (See Note 5)	23,709
Audit fees	20,699
Trustees’ fees and expenses	16,581
Interest expense (See Note 7)	6,447
Legal fees	5,017
Other expenses	38,363
Total expenses	5,073,846
NET INVESTMENT INCOME	$3,914,804

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$26,622,366
Affiliated investments	21,601
Net change in unrealized appreciation on investments	(30,923,043)
Net loss on investments	(4,279,076)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(364,272)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

HENNESSYFUNDS.COM

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$3,914,804	$4,479,495
Net realized gain on investments	26,643,967	10,940,484
Net change in unrealized appreciation on investments	(30,923,043)	(11,492,039)
Net increase (decrease) in net assets
resulting from operations	(364,272)	3,927,940

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(2,087,209)	(2,652,418)
Net investment income – Institutional Class	(1,972,744)	(1,838,359)
Net realized gains – Investor Class	(6,952,737)	(11,372,184)
Net realized gains – Institutional Class	(3,988,610)	(4,128,029)
Total distributions	(15,001,300)	(19,990,990)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	30,705,146	135,379,984
Proceeds from shares subscribed – Institutional Class	27,173,057	108,112,772
Dividends reinvested – Investor Class	8,885,747	13,787,702
Dividends reinvested – Institutional Class	4,372,535	4,360,249
Cost of shares redeemed – Investor Class	(120,741,346)	(129,944,959)
Cost of shares redeemed – Institutional Class	(64,754,302)	(40,503,901)
Net increase (decrease) in net assets derived
from capital share transactions	(114,359,163)	91,191,847
TOTAL INCREASE (DECREASE) IN NET ASSETS	(129,724,735)	75,128,797

NET ASSETS:
Beginning of year	461,682,386	386,553,589
End of year	$331,957,651	$461,682,386
Undistributed net investment income, end of year	$129,004	$243,451

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,962,156	8,189,500
Shares sold – Institutional Class	1,843,177	6,931,570
Shares issued to holders as reinvestment
of dividends – Investor Class	567,440	839,879
Shares issued to holders as reinvestment
of dividends – Institutional Class	294,768	281,456
Shares redeemed – Investor Class	(7,724,036)	(7,942,623)
Shares redeemed – Institutional Class	(4,386,391)	(2,624,280)
Net increase (decrease) in shares outstanding	(7,442,886)	5,675,502

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$16.15	$16.68	$15.77	$13.96	$12.99

0.14	0.13	0.16	0.23	0.18
(0.16)	0.11	1.41	1.81	0.99
(0.02)	0.24	1.57	2.04	1.17

(0.13)	(0.13)	(0.16)	(0.23)	(0.20)
(0.39)	(0.64)	(0.50)	—	—
(0.52)	(0.77)	(0.66)	(0.23)	(0.20)
$15.61	$16.15	$16.68	$15.77	$13.96

(0.12)%	1.43%	10.28%	14.72%	9.01%

$202.04	$292.84	$284.45	$233.25	$196.92

1.43%	1.38%	1.33%	1.36%	1.33%
1.43%	1.38%	1.33%	1.33%	1.24%

0.84%	0.83%	1.01%	1.51%	1.37%
0.84%	0.83%	1.01%	1.54%	1.46%
24%	39%	28%	52%	34%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$15.28	$15.80	$14.97	$13.29	$12.38

0.18	0.19	0.20	0.25	0.22
(0.13)	0.09	1.33	1.72	0.92
0.05	0.28	1.53	1.97	1.14

(0.20)	(0.19)	(0.20)	(0.29)	(0.23)
(0.37)	(0.61)	(0.50)	—	—
(0.57)	(0.80)	(0.70)	(0.29)	(0.23)
$14.76	$15.28	$15.80	$14.97	$13.29

0.30%	1.75%	10.60%	14.99%	9.23%

$129.91	$168.84	$102.10	$85.12	$108.49

1.03%	1.04%	1.05%	1.06%	1.06%
1.03%	1.04%	1.05%	1.06%	0.99%

1.23%	1.18%	1.29%	1.95%	1.68%
1.23%	1.18%	1.29%	1.95%	1.75%
24%	39%	28%	52%	34%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Balanced Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations. As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund), and holders of Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund). The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$30,702	$(30,702)	$—

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

HENNESSY FUNDS	1-800-966-4354

such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterpartys defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

HENNESSY FUNDS	1-800-966-4354

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $77,676,758 and $172,399,183, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016, were $17,344,648 and $44,614,515, respectively.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $232,075.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to Financial Counselors, Inc.  The Advisor pays the sub-advisor fees from its own assets and these fees are not an additional expense of the Fund.  For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.33% for the equity allocation and 0.27% for the fixed income allocation.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, effective as of March 1, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $17,643.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets

HENNESSY FUNDS	1-800-966-4354

attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $708,095.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $386,741.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $179,954 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $13,622,000.  At October 31, 2016, the Fund had borrowings of $258,000 outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$312,244,344
Gross tax unrealized appreciation	$26,058,387
Gross tax unrealized depreciation	(8,825,075)
Net tax unrealized appreciation	$17,233,312
Undistributed ordinary income	$129,004
Undistributed long-term capital gains	$26,549,761
Total distributable earnings	$26,678,765
Other accumulated loss	$—
Total accumulated gain	$43,912,077

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any late year ordinary losses.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$4,059,953	$4,605,202
Long-term capital gain	10,941,347	15,385,788
	$15,001,300	$19,990,990

(1)  Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

Long-term
Amount Per Share
Investor Class	$1.33654
Institutional Class	$1.26622

HENNESSY FUNDS	1-800-966-4354

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Equity and Income Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Equity and Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 22, 2016

HENNESSYFUNDS.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

HENNESSY FUNDS	1-800-966-4354

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$ 995.60	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.15

Institutional Class
Actual	$1,000.00	$ 998.30	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY BALANCED
FUND

Investor Class  HBFBX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers of the Fund	25
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Privacy Policy	31

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.
Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	5.20%	5.05%	3.19%
50/50 Blended DJIA/Treasury Index*	3.14%	5.91%	4.45%
Dow Jones Industrial Average	5.49%	11.50%	6.93%

Expense ratio: 1.68%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the BofA Merrill Lynch 1-year U.S. Treasury Note Index.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Brian E. Peery

Performance:

For the twelve-month period ended October 31, 2016, the Hennessy Balanced Fund returned 5.20%, outperforming the 50/50 Blended DJIA/Treasury Index*, which returned 3.14%, but underperforming the Dow Jones Industrial Average, which returned 5.49%, for the same period.

The Fund outperformed its primary benchmark, the 50/50 Blended DJIA/Treasury Index,* as a result of both sector allocation and stock selection. Two of the largest contributors to the Fund’s relative outperformance were The Boeing Company and

HENNESSYFUNDS.COM

4

PERFORMANCE OVERVIEW

McDonald’s Corporation. Pfizer, Inc. was the largest detractor to overall performance. From a sector perspective, an overweight position in the Energy sector as oil prices rebounded, and underweight positions in the Financials and Consumer Discretionary sectors, aided performance. The Fund continues to hold Boeing, McDonald’s and Pfizer. Stronger returns from the equity investments in the portfolio more than offset a negative relative contribution from the Government Securities portion of the portfolio as compared to the Fund’s primary benchmark.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries.  As a result of this “balanced” strategy, the Fund may be expected to underperform equities in periods when markets rise and outperform in periods when markets fall.  The Fund is designed to allow investors to gain some exposure to the equity market while maintaining a significant share of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high-quality companies, each with a historically high dividend yield. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher yielding Treasuries in the event yields rise.

Market Outlook:

Over the twelve-month period ended October 31, 2016, U.S. equities produced moderate, positive returns. The period was once again marked by a great deal of volatility, with major market indices dropping more than 10% at one point early in the year before recovering all of their losses. Throughout this period, there have been concerns about interest rates, commodity prices, economic growth (both domestic and international) and the U.S. Presidential election. Many, if not all, of these concerns still exist in the marketplace today, but we have reasons to be hopeful for the year to come.

First, while corporate profits have been on a gentle slide downwards since the fourth quarter of 2014, market analysts are now forecasting a return to growth in profits in the fourth quarter of this year. We believe these forecasts have a good chance of being proved correct. Second, mergers and acquisitions have been strong and steady this year, and we believe such activity will continue next year, helping drive revenue and earnings for the acquiring companies. Third, we do not believe the majority of stocks are expensive at this point, though many are probably fairly valued. The Dow Jones Industrial Average and the S&P 500 Index have forward PE ratios of roughly 18x and 19x, respectively, close to long-term averages, although slightly higher than six months ago. Corporate balance sheets appear to be in excellent shape, and while executives have shown some reluctance to increase capital spending beyond maintenance levels this cycle, we believe companies outside of the Energy sector will eventually start investing for expansion. Overall, we believe the basic fundamentals of the market are attractive, and we continue to be optimistic about the possibility of further moderate market advances over the course of next year.

We believe the balance between risk and reward afforded by the Fund’s stock selection and asset allocation policies provides conservative investors with a compelling way to participate in the market longer term while maintaining a lower risk profile.
_______________

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short duration Treasury securities represented by the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.

HENNESSY FUNDS	1-800-966-4354

5

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of Treasury securities maturing in approximately one year. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend yield is calculated as the annual dividends paid by a company divided by its market price per share.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS

U.S. Treasury Bill, 0.350%, 02/02/2017	8.27%

U.S. Treasury Bill, 0.480%, 03/02/2017	8.27%

U.S. Treasury Bill, 0.420%, 03/30/2017	8.26%

U.S. Treasury Bill, 0.685%, 05/25/2017	8.26%

U.S. Treasury Bill, 0.560%, 06/22/2017	8.25%

The Boeing Co.	5.60%

Caterpillar, Inc.	5.60%

International Business Machines Corp.	5.35%

Chevron Corp.	5.29%

Cisco Systems, Inc.	5.09%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 53.18%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 2.47%
McDonald’s Corp.	2,650	$298,311	2.47%

Consumer Staples – 3.13%
Procter & Gamble Co.	400	34,720	0.29%
The Coca-Cola Co.	7,200	305,280	2.52%
Wal-Mart Stores, Inc.	550	38,511	0.32%
		378,511	3.13%

Energy – 10.29%
Chevron Corp.	6,100	638,975	5.29%
Exxon Mobil Corp.	7,250	604,070	5.00%
		1,243,045	10.29%

Health Care – 8.10%
Merck & Co., Inc.	6,550	384,616	3.18%
Pfizer, Inc.	18,750	594,563	4.92%
		979,179	8.10%

Industrials – 11.20%
Caterpillar, Inc.	8,100	676,026	5.60%
The Boeing Co.	4,750	676,542	5.60%
		1,352,568	11.20%

Information Technology – 13.41%
Cisco Systems, Inc.	20,050	615,134	5.09%
Intel Corp.	10,300	359,161	2.97%
International Business Machines Corp.	4,200	645,498	5.35%
		1,619,793	13.41%

Telecommunication Services – 4.58%
Verizon Communications, Inc.	11,500	553,150	4.58%

Total Common Stocks
(Cost $5,806,728)		6,424,557	53.18%

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 47.28%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 1.85%
Fidelity Government Portfolio, Institutional Class, 0.27% (a)	222,976	$222,976	1.85%

U.S. Treasury Bills – 45.43%
0.350%, 02/02/2017 (b)	1,000,000	999,130	8.27%
0.480%, 03/02/2017 (b)	1,000,000	998,840	8.27%
0.420%, 03/30/2017 (b)	1,000,000	998,397	8.26%
0.685%, 05/25/2017 (b)	1,000,000	997,338	8.26%
0.560%, 06/22/2017 (b)	1,000,000	996,821	8.25%
0.550%, 07/20/2017 (b)	500,000	498,069	4.12%
		5,488,595	45.43%

Total Short-Term Investments
(Cost $5,707,925)		5,711,571	47.28%

Total Investments
(Cost $11,514,653) – 100.46%		12,136,128	100.46%

Liabilities in Excess
of Other Assets – (0.46)%		(55,837)	(0.46)%

TOTAL NET ASSETS – 100.00%		$12,080,291	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2016.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$298,311	$—	$—	$298,311
Consumer Staples	378,511	—	—	378,511
Energy	1,243,045	—	—	1,243,045
Health Care	979,179	—	—	979,179
Industrials	1,352,568	—	—	1,352,568
Information Technology	1,619,793	—	—	1,619,793
Telecommunication Services	553,150	—	—	553,150
Total Common Stocks	$6,424,557	$—	$—	$6,424,557
Short-Term Investments
Money Market Funds	$222,976	$—	$—	$222,976
U.S. Treasury Bills	—	5,488,595	—	5,488,595
Total Short-Term Investments	$222,976	$5,488,595	$—	$5,711,571
Total Investments	$6,647,533	$5,488,595	$—	$12,136,128

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $11,514,653)	$12,136,128
Dividends and interest receivable	13,215
Prepaid expenses and other assets	9,048
Total Assets	12,158,391

LIABILITIES:
Payable to advisor	6,234
Payable to administrator	2,208
Payable to auditor	19,601
Accrued distribution fees	33,092
Accrued service fees	1,039
Accrued trustees fees	3,898
Accrued expenses and other payables	12,028
Total Liabilities	78,100
NET ASSETS	$12,080,291

NET ASSETS CONSIST OF:
Capital stock	$10,629,708
Accumulated net realized gain on investments	829,108
Unrealized net appreciation on investments	621,475
Total Net Assets	$12,080,291

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$12,080,291
Shares issued and outstanding	952,703
Net asset value, offering price and redemption price per share	$12.68

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$250,772
Interest income	30,459
Total investment income	281,231

EXPENSES:
Investment advisory fees (See Note 5)	83,934
Compliance expense (See Note 5)	23,709
Distribution fees – Investor Class (See Note 5)	20,984
Audit fees	20,030
Federal and state registration fees	16,100
Trustees’ fees and expenses	15,806
Service fees – Investor Class (See Note 5)	13,989
Administration, fund accounting, custody and transfer agent fees (See Note 5)	13,627
Sub-transfer agent expenses – Investor Class (See Note 5)	13,539
Reports to shareholders	7,327
Interest expense (See Note 7)	1,325
Legal fees	62
Other expenses	4,181
Net expenses	234,613
NET INVESTMENT INCOME	$46,618

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$843,528
Net change in unrealized appreciation on investments	21,866
Net gain on investments	865,394
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$912,012

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$46,618	$24,074
Net realized gain on investments	843,528	250,576
Net change in unrealized
appreciation (depreciation) on investments	21,866	(265,259)
Net increase in net assets resulting from operations	912,012	9,391

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(50,622)	(30,298)
Net realized gains – Investor Class	(254,142)	(571,934)
Total distributions	(304,764)	(602,232)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,936,800	450,977
Dividends reinvested – Investor Class	299,526	589,193
Cost of shares redeemed – Investor Class	(7,390,889)	(1,362,738)
Net decrease in net assets derived
from capital share transactions	(154,563)	(322,568)
TOTAL INCREASE (DECREASE) IN NET ASSETS	452,685	(915,409)

NET ASSETS:
Beginning of year	11,627,606	12,543,015
End of year	$12,080,291	$11,627,606
Undistributed net investment
income, end of year	$—	$1,890

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	574,534	36,214
Shares issued to holders as reinvestment of dividends –
Investor Class	24,799	47,227
Shares redeemed – Investor Class	(586,933)	(109,315)
Net increase (decrease) in shares outstanding	12,400	(25,874)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$12.37	$12.98	$12.90	$11.88	$11.13

0.04	0.03	0.02	0.02	0.04
0.58	(0.01)	0.51	1.02	0.75
0.62	0.02	0.53	1.04	0.79

(0.04)	(0.03)	(0.01)	(0.02)	(0.04)
(0.27)	(0.60)	(0.44)	—	—
(0.31)	(0.63)	(0.45)	(0.02)	(0.04)
$12.68	$12.37	$12.98	$12.90	$11.88

5.20%	0.11%	4.26%	8.77%	7.13%

$12.08	$11.63	$12.54	$12.21	$25.17
1.68%	1.68%	1.75%	1.75%	1.54%
0.33%	0.20%	0.17%	0.14%	0.34%
51%	34%	23%	22%	17%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is a combination of capital appreciation and current income.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$2,114	$(2,114)	$—

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

j).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV

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and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate

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NOTES TO THE FINANCIAL STATEMENTS

observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $3,639,046 and $3,947,953, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $6,234.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable by the Fund as of October 31, 2016, were $1,039.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $13,539.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $13,627.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief

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NOTES TO THE FINANCIAL STATEMENTS

Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $36,541 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $1,600,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$11,530,781
Gross tax unrealized appreciation	$667,411
Gross tax unrealized depreciation	(62,064)
Net tax unrealized appreciation	$605,347
Undistributed ordinary income	$43,032
Undistributed long-term capital gains	802,204
Total distributable earnings	$845,236
Other accumulated loss	$—
Total accumulated gain	$1,450,583

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

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21

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$66,296	$39,518
Long-term capital gain	238,468	562,714
	$304,764	$602,232

(1) Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

	Amount Per Share
	Long-term	Short-term
Investor Class	$0.85723	$0.04599

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22

NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Balanced Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Balanced Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

HENNESSYFUNDS.COM

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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26

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________
(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

27

Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

28

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,018.40	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,016.49	$8.72

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.72% multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 26.83%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY CORE BOND FUND

Investor Class  HCBFX
Institutional Class  HCBIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers of the Fund	31
Expense Example	34
Proxy Voting	36
Quarterly Filings on Form N-Q	36
Federal Tax Distribution Information	36
Householding	36
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Core Bond Fund –
Investor Class (HCBFX)	-0.28%	1.64%	3.57%
Hennessy Core Bond Fund –
Institutional Class (HCBIX)	0.23%	1.96%	3.86%
Bloomberg Barclays Intermediate
U.S. Government/Credit Index	3.19%	2.30%	4.07%

Expense ratios: 3.20% (Investor Class); 2.83% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Core Bond Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund.

The expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA
Financial Counselors, Inc. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Core Bond Fund returned -0.28%, underperforming the Bloomberg Barclays Intermediate U.S. Government/Credit Index, which returned 3.19% for the same period.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

The overweight position in investment grade corporate credit was the largest contributor to the Fund’s performance over the past twelve months.  Issue selection drove most of this performance. The income and aging from these higher-yielding investment grade securities exceeded the amount represented in the benchmark. The Fund’s slight exposure to preferred stocks and high-yield credit securities, or junk bonds, was another positive factor adding to performance. Effective duration was the largest detractor to overall performance compared to the benchmark.  Portfolio convexity and volatility were neutral contributors to overall performance.

Investment Outlook:

In our opinion, the last few months may have marked the beginning of a slow change in central bank monetary policy worldwide.  It might be too soon to ring the death knell for quantitative easing, but it is possible that progress towards even lower negative interest rates in Japan, Europe and Switzerland has been halted.  Part of the reasoning behind this change in policy is the realization by many central bankers that negative interest rates can cause more harm than expected to the business models of financial intermediaries like banks and insurance companies, while their macroeconomic benefit has not been as apparent as hoped.

Over the last twelve months, we have also witnessed a further reduction in consensus expectations among Federal Reserve Bank members regarding the timing and magnitude of rate increases over the next few years. Publications from the Federal Reserve now indicate that members expect two rate hikes in 2017 and three in 2018.  For the first time in this lengthy rate-hiking cycle, both Federal Reserve Bank members and market participants see a fairly similar pathway forward for the level of short-term interest rates. This is significant because harmony between the Federal Reserve and market expectations reduces the possibility of surprises for the markets and a potential policy error.

As we look forward, prospects for economic growth remain subdued. Unanticipated election results in the United States and Europe coupled with a nationalist and populist electoral surge hurt prospects for trade liberalization and economic cooperation.  Brexit negotiations with the European Union next year will add to political and economic uncertainty. Conflict in the Middle East, South China Sea disputes and potential terrorism events, all contribute to the unsettling political and social environment around the world. Overall, we expect to see modest rate movements in either direction as economic and political events dictate trading levels.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Bloomberg Barclays Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSY FUNDS	1-800-966-4354

5

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY CORE BOND FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

U.S. Treasury Note, 1.625%, 04/30/2019	7.70%

Federal National Mortgage Association, 3.000%, 08/01/2042	7.35%

U.S. Treasury Note, 1.625%, 02/15/2026	5.76%

Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	5.51%

The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	5.39%

Discover Financial Services, 5.200%, 04/27/2022	5.15%

Agilent Technologies, Inc., 5.000%, 07/15/2020	5.15%

Associates Corporation of North America, 6.950%, 11/01/2018	5.11%

YUM! Brands, Inc., 5.300%, 09/15/2019	5.03%

U.S. Treasury Note, 2.750%, 02/15/2024	3.29%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

6

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS – 8.90%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Consumer Staples – 0.33%
CHS, Inc., Series 4, 7.500%, 01/21/2025	430	$12,578	0.33%

Financials – 8.57%
Aegon N.V., 6.375%, 11/30/2016 (b)	125	3,182	0.08%
Ares Management LP, Series A, 7.000%, 06/30/2021	124	3,215	0.09%
Banc of California, Inc., Series E, 7.000%, 03/15/2021	125	3,112	0.08%
Bank of America Corp.
Series EE, 6.000%, 04/25/2021	200	5,200	0.14%
Series W, 6.625%, 09/09/2019	145	3,954	0.10%
BB&T Corp., Series F, 5.200%, 11/01/2017	555	14,091	0.37%
Capital One Financial Corp.
Series F, 6.200%, 12/01/2020	275	7,340	0.20%
Series G, 5.200%, 12/01/2021 (a)	295	7,325	0.19%
Citigroup, Inc.
Series C, 5.800%, 04/22/2018	235	5,948	0.16%
Series S, 6.300%, 02/12/2021	235	6,230	0.17%
Discover Financial Services, Series B, 6.500%, 12/01/2017	510	13,357	0.35%
Fannie Mae Preferred, Series S, 8.250%, 12/31/2020 (a)	7,900	31,126	0.83%
First Republic Bank
Series F, 5.700%, 06/30/2020	195	5,362	0.14%
Series G, 5.500%, 03/30/2021	200	5,226	0.14%
Huntington Bancshares, Inc., Series D, 6.250%, 04/15/2021	385	10,303	0.27%
IBERIABANK Corp., Series A, 6.625%, 08/01/2025	125	3,374	0.09%
ING Groep N.V., 6.125%, 01/15/2017 (b)	130	3,314	0.09%
JPMorgan Chase & Co., Series Bb, 6.150%, 09/01/2020	535	14,268	0.38%
Legg Mason, Inc., 5.45%, 09/15/2021 (a)	265	6,596	0.18%
MetLife, Inc., Series A, 4.000%, 11/30/2016	550	13,920	0.37%
Morgan Stanley, Series I, 6.375%, 10/15/2024	460	12,696	0.34%
National General Holdings Corp., Series C, 7.500%, 07/15/2021	320	8,205	0.22%
Northern Trust Corp., Series C, 5.850%, 10/01/2019	525	14,128	0.38%
PNC Financial Services Group, Inc., Series Q, 5.375%, 12/01/2017	540	13,711	0.36%
Regions Financial Corp.
Series B, 6.375%, 09/15/2024	265	7,624	0.20%
Series A, 6.375%, 12/15/2017	275	7,144	0.19%
State Street Corp.
Series G, 5.350%, 03/15/2026	265	7,094	0.19%
Series D, 5.900%, 03/15/2024	255	7,153	0.19%
SunTrust Banks, Inc., Series E, 5.875%, 03/15/2018	535	13,872	0.37%
The Allstate Corp., Series E, 6.625%, 04/15/2019	500	13,580	0.36%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

7

PREFERRED STOCKS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
The Charles Schwab Corp.
Series C, 6.000%, 12/01/2020	275	$7,604	0.20%
Series A, 5.950%, 06/01/2021	280	7,580	0.20%
The Goldman Sachs Group, Inc.
Series D, 4.000%, 11/30/2016	170	3,811	0.10%
Series N, 6.300%, 05/10/2021	180	4,799	0.13%
U.S. Bancorp, Series H, 5.150%, 07/01/2018 (d)	180	4,666	0.12%
Validus Holdings, Ltd., Series A, 5.875%, 06/15/2021 (b)	320	8,112	0.22%
Wells Fargo & Co.
Series V, 6.000%, 12/15/2020	270	7,042	0.19%
Series X, 5.500%, 09/15/2021	275	6,999	0.19%
		322,263	8.57%

Total Preferred Stocks
(Cost $491,455)		334,841	8.90%

REITS – 2.91%

Financials – 2.91%
Apollo Commercial Real Estate Finance, Inc.	6,000	101,520	2.70%
Monmouth Real Estate Investment Corp., Series C, 6.125%, 09/15/2021 (a)	140	3,672	0.10%
Public Storage, Series D, 4.950%, 07/20/2021	175	4,305	0.11%

Total REITS
(Cost $107,211)		109,497	2.91%

CORPORATE BONDS – 54.92%

Consumer Discretionary – 9.15%
Amazon.com, Inc., 2.500%, 11/29/2022	75,000	76,613	2.04%
Time Warner, Inc., 3.400%, 06/15/2022	75,000	78,326	2.08%
YUM! Brands, Inc., 5.300%, 09/15/2019	175,000	189,219	5.03%
		344,158	9.15%

Energy – 1.63%
National Oilwell Varco, Inc., 2.600%, 12/01/2022	65,000	61,375	1.63%

Financials – 32.30%
Associates Corporation of North America, 6.950%, 11/01/2018	175,000	192,331	5.11%
Diamond 1 Finance Corp. /
Diamond 2 Finance Corp., 5.450%, 06/15/2023 (e)	50,000	53,616	1.42%
Discover Financial Services, 5.200%, 04/27/2022	175,000	193,617	5.15%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	205,000	207,015	5.51%

The accompanying notes are an integral part of these financial statements.
HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

CORPORATE BONDS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
Kimco Realty Corp., 2.800%, 10/01/2026	70,000	$68,559	1.82%
Lazard Group, 6.850%, 06/15/2017	37,000	38,070	1.01%
Merrill Lynch Co., Inc., 6.400%, 08/28/2017	70,000	72,826	1.94%
Raymond James Financial, Inc., 3.625%, 09/15/2026	50,000	50,609	1.35%
The Goldman Sachs Group, Inc., 6.000%, 06/15/2020	70,000	79,149	2.11%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	200,000	202,828	5.39%
Wells Fargo & Co., 2.550%, 12/07/2020	55,000	55,993	1.49%
		1,214,613	32.30%

Health Care – 7.89%
Agilent Technologies, Inc., 5.000%, 07/15/2020	175,000	193,600	5.15%
Celgene Corp., 3.625%, 05/15/2024	100,000	103,211	2.74%
		296,811	7.89%

Telecommunication Services – 3.95%
AT&T, Inc., 5.500%, 02/01/2018	70,000	73,375	1.95%
Verizon Communications, Inc., 2.450%, 11/01/2022	75,000	75,104	2.00%
		148,479	3.95%

Total Corporate Bonds
(Cost $2,009,304)		2,065,436	54.92%

MORTGAGE BACKED SECURITIES – 7.35%

Federal National Mortgage Association, 3.000%, 08/01/2042	267,814	276,424	7.35%

Total Mortgage Backed Securities
(Cost $274,306)		276,424	7.35%

U.S. TREASURY OBLIGATIONS – 24.57%

U.S. Treasury Notes – 24.57%
U.S. Treasury Notes
1.500%, 08/31/2018	90,000	91,051	2.42%
1.625%, 02/15/2026	220,000	216,395	5.76%
1.625%, 04/30/2019	285,000	289,815	7.70%
2.125%, 05/15/2025	105,000	107,980	2.87%
2.500%, 08/15/2023	50,000	52,894	1.41%
2.625%, 11/15/2020	40,000	42,217	1.12%
2.750%, 02/15/2024	115,000	123,780	3.29%
		924,132	24.57%

Total U.S. Treasury Obligations
(Cost $926,094)		924,132	24.57%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

SHORT-TERM INVESTMENTS – 1.33%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.33%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	49,912	$49,912	1.33%

Total Short-Term Investments
(Cost $49,912)		49,912	1.33%

Total Investments
(Cost $3,858,282) – 99.98%		3,760,242	99.98%
Other Assets in
Excess of Liabilities – 0.02%		627	0.02%

TOTAL NET ASSETS – 100.00%		$3,760,869	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2016, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$13,348
Purchase Cost	$4,628
Sales Cost	$(13,348)
Ending Cost	$4,628
Dividend Income	$526
Realized Gain	$729
Shares	180
Market Value	$4,666

(e)	144A security.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Preferred Stocks	Level 1	Level 2	Level 3	Total
Consumer Staples	$12,578	$—	$—	$12,578
Financials	322,263	—	—	322,263
Total Preferred Stocks	$334,841	$—	$—	$334,841
REITS
Financials	$109,497	$—	$—	$109,497
Total REITS	$109,497	$—	$—	$109,497
Corporate Bonds
Consumer Discretionary	$—	$344,158	$—	$344,158
Energy	—	61,375	—	61,375
Financials	—	1,214,613	—	1,214,613
Health Care	—	296,811	—	296,811
Telecommunication Services	—	148,479	—	148,479
Total Corporate Bonds	$—	$2,065,436	$—	$2,065,436
Mortgage Backed Securities	$—	$276,424	$—	$276,424
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$924,132	$—	$924,132
Total U.S. Treasury Obligations	$—	$924,132	$—	$924,132
Short-Term Investments
Money Market Funds	$49,912	$—	$—	$49,912
Total Short-Term Investments	$49,912	$—	$—	$49,912
Total Investments	$494,250	$3,265,992	$—	$3,760,242

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

11

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $3,853,654)	$3,755,576
Investments in affiliated securities, at value (cost $4,628)	4,666
Total Investments in securities, at value (cost $3,858,282)	3,760,242
Dividends and interest receivable	30,219
Prepaid expenses and other assets	16,525
Total Assets	3,806,986

LIABILITIES:
Payable for fund shares redeemed	2,096
Payable to advisor	2,593
Payable to administrator	753
Payable to auditor	20,698
Accrued distribution fees	4,394
Accrued service fees	138
Accrued trustees fees	4,254
Accrued expenses and other payables	11,191
Total Liabilities	46,117
NET ASSETS	$3,760,869

NET ASSETS CONSIST OF:
Capital stock	$3,902,033
Accumulated net investment loss	(15,263)
Accumulated net realized loss on investments	(27,861)
Unrealized net depreciation on investments	(98,040)
Total Net Assets	$3,760,869

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,575,305
Shares issued and outstanding	215,718
Net asset value, offering price and redemption price per share	$7.30

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$2,185,564
Shares issued and outstanding	338,960
Net asset value, offering price and redemption price per share	$6.45

The accompanying notes are an integral part of these financial statements.
HENNESSYFUNDS.COM

12

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$32,887
Dividend income from affiliated securities	526
Interest income	97,321
Total investment income	130,734

EXPENSES:
Investment advisory fees (See Note 5)	32,840
Federal and state registration fees	27,800
Compliance expense (See Note 5)	23,709
Audit fees	20,741
Trustees’ fees and expenses	15,385
Reports to shareholders	7,972
Administration, fund accounting, custody and transfer agent fees (See Note 5)	4,004
Sub-transfer agent expenses – Investor Class (See Note 5)	2,972
Distribution fees – Investor Class (See Note 5)	2,598
Service fees – Investor Class (See Note 5)	1,732
Other expenses	3,952
Total expenses	143,705
NET INVESTMENT LOSS	$(12,971)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Unaffiliated investments	$(27,812)
Affiliated investments	729
Net change in unrealized depreciation on investments	36,873
Net gain on investments	9,790
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,181)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

13

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income (loss)	$(12,971)	$52,926
Net realized gain (loss) on investments	(27,083)	51,572
Net change in unrealized appreciation (depreciation)
on investments	36,873	(121,931)
Net decrease in net assets resulting from operations	(3,181)	(17,433)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(715)	(24,771)
Institutional Class	(2,869)	(30,102)
Net realized gains
Investor Class	(19,448)	(37,403)
Institutional Class	(29,843)	(30,800)
Total distributions	(52,875)	(123,076)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	497,984	435,393
Proceeds from shares subscribed – Institutional Class	735,742	1,039,343
Dividends reinvested – Investor Class	18,154	56,956
Dividends reinvested – Institutional Class	25,941	60,107
Cost of shares redeemed – Investor Class	(783,650)	(1,369,633)
Cost of shares redeemed – Institutional Class	(937,786)	(924,976)
Net decrease in net assets derived
from capital share transactions	(443,615)	(702,810)
TOTAL DECREASE IN NET ASSETS	(499,671)	(843,319)

NET ASSETS:
Beginning of year	4,260,540	5,103,859
End of year	$3,760,869	$4,260,540
Undistributed net investment loss, end of year	$(15,263)	$—

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

14

STATEMENTS OF CHANGES IN NET ASSETS

Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	68,119	58,095
Shares sold – Institutional Class	113,634	157,489
Shares issued to holders as reinvestment
of dividends – Investor Class	2,491	7,586
Shares issued to holders as reinvestment
of dividends – Institutional Class	4,048	9,104
Shares redeemed – Investor Class	(107,149)	(183,613)
Shares redeemed – Institutional Class	(146,141)	(140,907)
Net decrease in shares outstanding	(64,998)	(92,246)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

15

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)	Amount is less than $(0.01).
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

16

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016		2015	2014	2013	2012

$7.40		$7.61	$9.56	$9.97	$9.56

(0.04)		0.06	0.17	0.27	0.28
0.02		(0.10)	(0.06)	(0.23)	0.41
(0.02)		(0.04)	0.11	0.04	0.69

(0.00	)(1)	(0.07)	(0.18)	(0.27)	(0.20)
(0.08)		(0.10)	(1.88)	(0.18)	(0.08)
(0.08)		(0.17)	(2.06)	(0.45)	(0.28)
$7.30		$7.40	$7.61	$9.56	$9.97

(0.28)%		(0.50)%	1.41%	0.41%	7.38%

$1.58		$1.87	$2.82	$3.02	$3.57

3.74%		3.16%	2.85%	2.26%	2.12%
3.74%		2.52%	1.30%	1.30%	1.30%

(0.56)%		0.32%	0.74%	1.70%	2.01%
(0.56)%		0.96%	2.29%	2.66%	2.83%
65%		50%	54%	74%	75%

The accompanying notes are an integral part of these financial statements.
HENNESSY FUNDS	1-800-966-4354

17

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year
Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$6.51	$6.69	$8.65	$9.06	$8.77

(0.01)	0.09	0.16	0.19	0.27
0.03	(0.09)	(0.06)	(0.13)	0.38
0.02	—	0.10	0.06	0.65

(0.01)	(0.09)	(0.18)	(0.29)	(0.28)
(0.07)	(0.09)	(1.88)	(0.18)	(0.08)
(0.08)	(0.18)	(2.06)	(0.47)	(0.36)
$6.45	$6.51	$6.69	$8.65	$9.06

0.23%	(0.06)%	1.53%	0.69%	7.63%

$2.19	$2.39	$2.29	$3.38	$33.34

3.32%	2.79%	2.53%	1.67%	1.31%
3.32%	2.25%	1.05%	1.05%	1.05%

(0.14)%	0.66%	1.06%	2.28%	2.74%
(0.14)%	1.20%	2.54%	2.90%	3.00%
65%	50%	54%	74%	75%

The accompanying notes are an integral part of these financial statements.
HENNESSY FUNDS	1-800-966-4354

19

Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Core Bond Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Core Bond Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund), and holders of Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund).  The investment objective of the Fund is current income with capital growth as a secondary objective.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$1,292	$(769)	$(523)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

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21

such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where

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NOTES TO THE FINANCIAL STATEMENTS

current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016 were $622,835 and $977,562, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016, were $1,978,160 and $2,090,277, respectively.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $2,593.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Financial Counselors, Inc.  The Advisor pays the sub-advisor fees from its own assets and these fees are not an additional expense of the Fund.  For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.15%, as the sub-advisor voluntarily agreed to reduce its sub-advisory fee to 0.15% of the Fund’s average daily net assets for the most recent fiscal year.

In the past, the Advisor had contractually agreed to limit the total annual operating expenses of the Fund to 1.05% of the Fund’s net assets for both Investor Class shares and Institutional Class shares of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).  The expense limitation agreement for the Fund expired as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  As of October 31, 2016, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

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	October 31,	October 31,
	2017	2018	Total
Investor Class	$46,263	$16,047	$62,310
Institutional Class	$42,715	$13,084	$55,799

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, effective as of March 1, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $138.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $2,972.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $4,004.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

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26

NOTES TO THE FINANCIAL STATEMENTS

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$3,858,512
Gross tax unrealized appreciation	$79,202
Gross tax unrealized depreciation	(177,472)
Net tax unrealized appreciation	$(98,270)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(42,894)
Total accumulated loss	$(141,164)

At October 31, 2016, the Fund had capital loss carryforwards that expire as follows:

$11,619	Indefinite ST
$16,012	Indefinite LT

At October 31, 2016, the Fund deferred on a tax basis, a late year ordinary loss of $15,263.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$5,416	$54,190
Long-term capital gain	46,936	68,886
Return of capital	523	—
	$52,875	$123,076

(1)  Ordinary income includes short-term gain or loss.

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9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 2, 2016, the Board determined that it is in the best interests of the shareholders of the Fund to liquidate the Fund.  The liquidation of the Fund is expected to be effective on or about Friday, February 17, 2017, or at such other time as may be authorized by the Board.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date.  If a shareholder has not redeemed his or her shares as of the liquidation date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder at his or her address of record.  Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.

All expenses of the liquidation of the Fund will be borne by the Advisor.

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28

NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Core Bond Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Core Bond Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Core Bond Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$ 998.60	$19.94
Hypothetical (5% return before expenses)	$1,000.00	$1,005.18	$20.01

Institutional Class
Actual	$1,000.00	$1,001.60	$17.81
Hypothetical (5% return before expenses)	$1,000.00	$1,007.34	$17.86

(1)
Expenses are equal to the Fund’s annualized expense ratio of 3.97% for Investor Class shares or 3.54% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 58.09%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 58.09%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 43.32%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY GAS UTILITY FUND

Investor Class GASFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers of the Fund	25
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Privacy Policy	31

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	8.52%	11.18%	9.46%
AGA Stock Index*	10.04%	11.96%	10.19%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratio: 1.02%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Gas Utility Index Fund.

The expense ratio presented is from the most recent prospectus.

*
The AGA Stock Index is a market capitalization-weighted index, consisting of member companies of the American Gas Association.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth, Ryan C. Kelley and Brian E. Perry

Performance:

For the twelve-month period ended October 31, 2016, the Hennessy Gas Utility Fund returned 8.52%, outperforming the S&P 500 Index, which returned 4.51%, but underperforming the AGA Stock Index,* which returned 10.04%, for the same period.

We are pleased with the Fund’s performance this year as it outperformed the overall market, as represented by the S&P 500 Index, and only slightly underperformed its

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PERFORMANCE OVERVIEW

benchmark index, the AGA Stock Index, after taking into account Fund expenses. A major contributor to performance relative to the S&P 500 Index was merger and acquisition (M&A) activity within the portfolio. In addition, as oil prices improved from their early year lows, the Fund’s investments in interstate pipelines and liquefied natural gas, or LNG, exporters performed well. Finally, the core part of the portfolio that includes Local Distribution Companies and Diversified Utilities did well due to higher rates driven by higher fixed investment and increased gas demand due to warmer than normal summer weather patterns.

Portfolio Strategy:

The Fund’s investment objective is to provide investors with the return of the AGA Stock Index less expenses. The AGA Stock Index is comprised of publicly-traded members of the American Gas Association (AGA), a national trade association of natural gas distribution companies. The investment thesis of the Fund centers on the presence of abundant natural gas supplies here in the U.S. keeping natural gas prices low and competitive. Low prices, in turn, can lead to steady growth in demand for and consumption of natural gas, which should drive growth in revenues for the natural gas distribution companies owned by the Fund. Natural gas’s position as the most environmentally friendly of all the fossil fuels is also helping drive growth in demand, especially within the power generation industry.

The M&A activity first mentioned in the Fund’s semi-annual report continued in the second half of the fiscal year. On July 1, 2016, three previously announced transactions were completed:  TransCanada Corporation** bought Columbia Pipeline Group**, The Southern Company acquired AGL Resources** and Emera Corp. bought TECO Energy**.  On September 19, 2016, Dominion Resources** bought Questar Corp.**  Finally, Duke Energy** acquired Piedmont Natural Gas** on October 4, 2016. As a result of all this activity, Columbia Pipeline Group, AGL Resources, TECO Energy, Questar Corp. and Piedmont Natural Gas, as well as UIL Holdings Corp and Pepco Holdings, were all deleted from the AGA Stock Index during fiscal year 2016. The Southern Company, as a result of its merger above, joined AGA and hence the AGA Stock Index in July 2016.  Lastly, The Williams Companies left the AGA Stock Index in June 2016 when it dropped its AGA membership as it restructured from its failed merger with Energy Transfer Equity, L.P.

Investment Outlook:

Despite the volatility in commodity prices over this last year, we believe the thesis of the Fund remains firmly intact.  The attractive environmental characteristics of natural gas together with competitive pricing should continue to drive demand growth, which, we believe, should drive long-term revenue and profit growth for the distribution companies in the Fund.
_______________

*
The AGA Stock Index is a market capitalization-weighted index, consisting of member companies of the American Gas Association.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

**	Member of the American Gas Association (AGA).

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified

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5

fund. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Dominion Resources, Inc.	5.04%

Sempra Energy	5.02%

National Grid PLC	4.97%

TransCanada Corp.	4.90%

Enbridge, Inc.	4.90%

Spectra Energy Corp.	4.90%

Kinder Morgan, Inc.	4.89%

PG&E Corp.	4.80%

Cheniere Energy, Inc.	4.74%

Atmos Energy Corp.	4.68%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 97.99%	Number		% of
	of Shares	Value	Net Assets
Energy – 26.03%
Cheniere Energy, Inc. (a)	1,830,617	$69,014,261	4.74%
Enbridge, Inc. (b)	1,651,432	71,292,319	4.90%
EQT Corp.	374,532	24,719,112	1.70%
Kinder Morgan, Inc.	3,480,601	71,108,678	4.89%
Spectra Energy Corp.	1,704,555	71,267,445	4.90%
TransCanada Corp. (b)	1,574,553	71,295,760	4.90%
		378,697,575	26.03%

Financials – 0.50%
Berkshire Hathaway, Inc., Class A (a)	34	7,333,800	0.50%

Utilities – 71.46%
ALLETE, Inc.	2,200	134,838	0.01%
Alliant Energy Corp.	146,308	5,567,019	0.38%
Ameren Corp.	187,990	9,390,101	0.65%
Atmos Energy Corp.	915,536	68,106,723	4.68%
Avangrid, Inc.	117,800	4,642,498	0.32%
Avista Corp.	104,472	4,325,141	0.30%
Black Hills Corp.	84,459	5,223,789	0.36%
Centerpoint Energy, Inc.	1,025,328	23,377,478	1.61%
Chesapeake Utilities Corp.	103,658	6,639,295	0.46%
CMS Energy Corp.	746,648	31,471,213	2.16%
Consolidated Edison, Inc.	445,286	33,641,357	2.31%
Corning Natural Gas Holding Corp.	21,064	452,876	0.03%
Delta Natural Gas Company, Inc.	60,928	1,434,854	0.10%
Dominion Resources, Inc.	974,446	73,278,339	5.04%
DTE Energy Co.	294,754	28,299,332	1.95%
Duke Energy Corp.	298,737	23,904,935	1.64%
Entergy Corp.	12,300	906,264	0.06%
Eversource Energy	281,475	15,498,014	1.07%
Exelon Corp.	424,831	14,473,992	0.99%
Gas Natural, Inc.	62,718	774,567	0.05%
MDU Resources Group, Inc.	696,907	18,265,933	1.26%
MGE Energy, Inc.	52,554	3,071,781	0.21%
National Fuel Gas Co.	398,524	20,874,687	1.43%
National Grid PLC – ADR (b)	1,105,558	72,325,604	4.97%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
New Jersey Resources Corp.	542,084	$18,403,752	1.26%
NiSource, Inc.	1,657,631	38,556,497	2.65%
Northwest Natural Gas Co.	239,286	14,070,017	0.97%
NorthWestern Corp.	84,648	4,871,492	0.33%
ONE Gas, Inc.	464,625	28,472,220	1.96%
PG&E Corp.	1,125,149	69,894,256	4.80%
PPL Corp.	541,819	18,606,065	1.28%
Public Service Enterprise Group, Inc.	759,790	31,971,963	2.20%
RGC Resources, Inc.	40,244	990,002	0.07%
SCANA Corp.	189,966	13,935,906	0.96%
Sempra Energy	682,340	73,078,614	5.02%
South Jersey Industries, Inc.	466,421	13,829,383	0.95%
Southwest Gas Corp.	380,317	27,557,770	1.89%
Spire, Inc.	348,291	21,872,675	1.50%
The Empire District Electric Co.	19,825	678,610	0.05%
The Southern Co.	1,246,600	64,287,162	4.42%
UGI Corp.	343,402	15,896,079	1.09%
Unitil Corp.	69,698	2,827,648	0.19%
Vectren Corp.	372,228	18,726,791	1.29%
WEC Energy Group, Inc.	861,590	51,454,155	3.54%
WGL Holdings, Inc.	359,092	22,647,932	1.56%
Xcel Energy, Inc.	504,399	20,957,778	1.44%
		1,039,667,397	71.46%

Total Common Stocks
(Cost $979,419,101)		1,425,698,772	97.99%

PARTNERSHIPS – 1.15%

Energy – 1.15%
Plains GP Holdings LP	1,323,277	16,620,359	1.15%

Total Partnerships
(Cost $21,344,499)		16,620,359	1.15%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.21%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.21%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	17,666,707	$17,666,707	1.21%

Total Short-Term Investments
(Cost $17,666,707)		17,666,707	1.21%

Total Investments
(Cost $1,018,430,307) – 100.35%		1,459,985,838	100.35%
Liabilities in Excess of Other Assets – (0.35)%		(5,060,407)	(0.35)%

TOTAL NET ASSETS – 100.00%		$1,454,925,431	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

Summary of Fair Value Exposure at October 31, 2016
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$378,697,575	$—	$—	$378,697,575
Financials	7,333,800	—	—	7,333,800
Utilities	1,039,667,397	—	—	1,039,667,397
Total Common Stocks	$1,425,698,772	$—	$—	$1,425,698,772
Partnerships
Energy	$16,620,359	$—	$—	$16,620,359
Total Partnerships	$16,620,359	$—	$—	$16,620,359
Short-Term Investments
Money Market Funds	$17,666,707	$—	$—	$17,666,707
Total Short-Term Investments	$17,666,707	$—	$—	$17,666,707
Total Investments	$1,459,985,838	$—	$—	$1,459,985,838

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $1,018,430,307)	$1,459,985,838
Dividends and interest receivable	1,339,540
Receivable for fund shares sold	698,850
Receivable for securities sold	5,012,756
Prepaid expenses and other assets	45,781
Total Assets	1,467,082,765

LIABILITIES:
Due to custodian	100,490
Payable for securities purchased	8,589,680
Payable for fund shares redeemed	1,667,056
Payable to advisor	491,083
Payable to administrator	244,411
Payable to auditor	20,698
Accrued distribution fees	523,059
Accrued service fees	122,771
Accrued trustees fees	3,900
Accrued expenses and other payables	394,186
Total Liabilities	12,157,334
NET ASSETS	$1,454,925,431

NET ASSETS CONSIST OF:
Capital stock	$1,080,380,133
Accumulated net realized loss on investments	(67,011,531)
Unrealized net appreciation on investments and foreign currency translation	441,556,829
Total Net Assets	$1,454,925,431

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,454,925,431
Shares issued and outstanding	50,929,293
Net asset value, offering price and redemption price per share	$28.57

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$47,369,221
Interest income	42,178
Total investment income	47,411,399

EXPENSES:
Investment advisory fees (See Note 5)	5,822,629
Sub-transfer agent expenses – Investor Class (See Note 5)	2,798,280
Distribution fees – Investor Class (See Note 5)	2,183,486
Service fees – Investor Class (See Note 5)	1,455,657
Administration, fund accounting, custody and transfer agent fees (See Note 5)	1,419,188
Reports to shareholders	120,049
Federal and state registration fees	48,994
Compliance expense (See Note 5)	23,710
Audit fees	20,700
Trustees’ fees and expenses	19,890
Legal fees	18,629
Interest expense (See Note 7)	674
Other expenses	701,407
Total expenses	14,633,293
NET INVESTMENT INCOME	$32,778,106

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments	$(19,604,689)
Foreign currency translation	22,029
Net change in unrealized appreciation on:
Investments	87,365,207
Foreign currency translation	1,298
Net gain on investments	67,783,845
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,561,951

(1)	Net of foreign taxes withheld and issuance fees of $866,788.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$32,778,106	$47,740,935
Net realized gain (loss) on investments
and foreign currency translation	(19,582,660)	34,462,135
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	87,366,505	(223,791,585)
Net increase (decrease) in net
assets resulting from operations	100,561,951	(141,588,515)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(36,851,113)	(48,567,636)
Net realized gains – Investor Class	(35,850,694)	(66,085,456)
Total distributions	(72,701,807)	(114,653,092)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	168,313,204	442,529,547
Dividends reinvested – Investor Class	68,537,893	108,194,311
Cost of shares redeemed – Investor Class	(458,991,855)	(900,257,726)
Net decrease in net assets derived
from capital share transactions	(222,140,758)	(349,533,868)
TOTAL DECREASE IN NET ASSETS	(194,280,614)	(605,775,475)

NET ASSETS:
Beginning of year	1,649,206,045	2,254,981,520
End of year	$1,454,925,431	$1,649,206,045
Undistributed net investment
income, end of year	$—	$3,171,307

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,213,940	14,803,286
Shares issued to holders as reinvestment
of dividends – Investor Class	2,666,176	3,682,284
Shares redeemed – Investor Class	(17,517,095)	(30,966,426)
Net decrease in shares outstanding	(8,636,979)	(12,480,856)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$27.69	$31.30	$26.69	$23.05	$21.21

0.62	0.69	0.62	0.62	0.58
1.58	(2.69)	5.18	4.18	1.99
2.20	(2.00)	5.80	4.80	2.57

(0.69)	(0.70)	(0.59)	(0.61)	(0.58)
(0.63)	(0.91)	(0.60)	(0.55)	(0.16)
(1.32)	(1.61)	(1.19)	(1.16)	(0.74)
—	—	0.00 (1)	0.00 (1)	0.01
$28.57	$27.69	$31.30	$26.69	$23.05

8.52%	(6.59)%	22.49%	21.70%	12.41%

$1,454.93	$1,649.21	$2,254.98	$1,182.79	$746.82
1.01%	0.93%	0.77%	0.80%	0.69%
2.25%	2.33%	2.26%	2.56%	2.72%
38%	37%	20%	18%	16%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Gas Utility Index Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund).  The investment objective of the Fund is income and capital appreciation.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$901,700	$(901,700)	$—

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated

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forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

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NOTES TO THE FINANCIAL STATEMENTS

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of

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a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $546,821,075 and $590,084,700, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average

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NOTES TO THE FINANCIAL STATEMENTS

daily net assets of the Fund at the annual rate of 0.40%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $491,083.

The Board has approved a Shareholder Servicing Agreement for the Fund, effective as of March 1, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable by the Fund as of October 31, 2016, were $122,771.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $2,798,280.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund. These administrative services include overseeing the calculation of the AGA Stock Index. Prior to January 1, 2015, AUS Consultants Utility Services performed the actual computations required to produce the AGA Stock Index and received a fee for such calculations pursuant to a contractual arrangement with AGA. As of January 1, 2015, AUS Consultants Utility Services was replaced by Sussex Economic Advisors, LLC. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, upon request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s

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custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $1,419,188.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $20,452 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $4,678,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,105,247,006
Gross tax unrealized appreciation on investments	$462,497,659
Gross tax unrealized depreciation on investments	(107,758,827)
Net tax unrealized appreciation on investments	$354,738,832
Net tax unrealized appreciation of foreign currency translation	$1,298
Undistributed ordinary income	$—
Undistributed long-term capital gains	19,805,168
Total distributable earnings	$19,805,168
Other accumulated loss	$—
Total accumulated gain	$374,545,298

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NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any late year ordinary losses.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$36,851,113	$90,813,646
Long-term capital gain	35,850,694	23,839,446
	$72,701,807	$114,653,092

(1)	Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

Long-term
Amount Per Share
Investor Class	$0.39616

On December 2, 2016, the Board approved the addition of Institutional Class shares for the Fund. The Fund filed a post-effective amendment to its registration statement reflecting such addition on December 16, 2016, which is anticipated to become effective on or after February 14, 2017.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Gas Utility Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Gas Utility Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2016

HENNESSYFUNDS.COM

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

HENNESSY FUNDS	1-800-966-4354

25

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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26

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

27

Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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28

EXPENSE EXAMPLE

	Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,054.50	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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29

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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30

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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 (This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY SMALL CAP
FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	5.80%	14.15%	5.12%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)(1)	6.22%	14.52%	5.37%
Russell 2000® Financial Services Index	8.26%	14.58%	3.73%
Russell 2000® Index	4.11%	11.51%	5.96%

Expense ratios: 1.50% (Investor Class); 1.17% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Small Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Small Cap Financial Fund returned 5.80%, outperforming the Russell 2000® Index, which

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

returned 4.11%, but underperforming the Russell 2000® Financial Services Index, which returned 8.26%, for the same period.

The Fund’s underperformance versus its primary benchmark index was principally due to the Fund’s concentration in small and regional banks and thrifts, which underperformed other sectors of the broader financial sector. Renewed uncertainty surrounding Federal Reserve rate policy in light of softer economic signals at home and limp growth abroad, together with generally weak financial market conditions, combined to dampen the returns of regional banks and thrifts. Positive contributors to the Fund’s performance included Independent Bank Corp., First BanCorp, and Brookline Bancorp, Inc. Companies with the weakest performance during period were Opus Bank, BankUnited, Inc. and Banner Corporation. The Fund continues to hold all six companies mentioned.

Portfolio Strategy:

Generally, the Fund tilts its investments more heavily toward regional banks, thrifts and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models and sustainable earnings growth opportunities. Moreover, we identify companies that we expect will do well in the current environment, which is characterized by low interest rates, competitive loan markets and heightened regulatory control. We are less interested in focusing solely on companies that appear to promise an increase in profitability when interest rates rise or loan demand and pricing becomes more favorable, because these industry dynamics are difficult to predict.

Investment Outlook:

After many years of credit quality problems, costly regulatory mandates, low rates pressuring lending margins and a sluggish economic recovery, headwinds for small-cap financial companies appear to be abating. The residential housing market has improved, credit quality concerns have decreased, deposit balances are growing and consolidation activity is picking up. Industry measures of liquidity, capital, credit, reserves, book value and earnings are all showing steady improvement. We believe the industry should begin to see improved lending margins and earnings if interest rates rise, as expected, in the coming fiscal year.

Finally, we believe the condition of the financial system in the U.S. today is stronger than it has been in quite some time. With improving fundamentals and increased mergers and acquisition activity in the banking sector, the outlook for small financials appears bright.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 2000® Financial Services Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization financial sector stocks. The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Book value is the net asset value of a company, calculated by total assets minus liabilities.

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5

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Hingham Institution for Savings	5.71%

Brookline Bancorp, Inc.	5.68%

Independent Bank Corp.	5.30%

Kearny Financial Corp. of Maryland	5.18%

Washington Federal, Inc.	5.02%

Eagle Bancorp, Inc.	4.81%

Flushing Financial Corp.	4.75%

Meridian Bancorp, Inc.	4.63%

PacWest Bancorp	4.31%

Clifton Bancorp, Inc.	4.24%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 92.54%	Number		% of
	of Shares	Value	Net Assets
Financials – 92.54%
BankUnited, Inc.	82,500	$2,404,050	1.57%
Banner Corp.	88,000	3,972,320	2.59%
Beneficial Bancorp, Inc.	320,000	4,640,000	3.03%
Brookline Bancorp, Inc.	680,000	8,704,000	5.68%
Capstar Financial Holdings, Inc. (a)	180,000	3,060,000	2.00%
Clifton Bancorp, Inc.	425,000	6,498,250	4.24%
Eagle Bancorp, Inc. (a)	150,000	7,372,500	4.81%
FCB Financial Holdings, Inc., Class A (a)	140,000	5,222,000	3.40%
First BanCorp. (a) (b)	730,000	3,744,900	2.44%
First Connecticut Bancorp, Inc.	257,483	4,570,323	2.98%
Flushing Financial Corp.	340,000	7,282,800	4.75%
Hingham Institution for Savings	61,000	8,750,450	5.71%
Independent Bank Corp.	147,500	8,134,625	5.30%
Kearny Financial Corp. of Maryland	570,000	7,951,500	5.18%
Meridian Bancorp, Inc.	445,000	7,097,750	4.63%
OceanFirst Financial Corp.	222,500	4,601,300	3.00%
Opus Bank	80,000	1,604,000	1.05%
PacWest Bancorp	152,500	6,616,975	4.31%
Pinnacle Financial Partners, Inc.	27,500	1,419,000	0.92%
Provident Financial Services, Inc.	270,000	6,126,300	3.99%
ServisFirst Bancshares, Inc.	7,500	406,050	0.26%
Texas Capital Bancshares, Inc. (a)	30,000	1,779,000	1.16%
United Financial Bancorp, Inc.	370,000	5,442,700	3.55%
Washington Federal, Inc.	282,500	7,698,125	5.02%
Western Alliance Bancorp (a)	80,000	2,988,800	1.95%
Wintrust Financial Corp.	85,000	4,585,750	2.99%
WSFS Financial Corp.	97,500	3,417,375	2.23%
Yadkin Financial Corp.	210,000	5,825,400	3.80%

		141,916,243	92.54%

Total Common Stocks
(Cost $118,518,615)		141,916,243	92.54%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 7.54%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 7.54%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	7,639,000	$7,639,000	4.98%
The Government & Agency Portfolio, Institutional Class, 0.29% (c)	3,920,898	3,920,898	2.56%

		11,559,898	7.54%

Total Short-Term Investments
(Cost $11,559,898)		11,559,898	7.54%

Total Investments
(Cost $130,078,513) – 100.08%		153,476,141	100.08%
Liabilities in Excess
of Other Assets – (0.08)%		(117,209)	(0.08)%

TOTAL NET ASSETS – 100.00%		$153,358,932	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$141,916,243	$—	$—	$141,916,243
Total Common Stocks	$141,916,243	$—	$—	$141,916,243
Short-Term Investments
Money Market Funds	$11,559,898	$—	$—	$11,559,898
Total Short-Term Investments	$11,559,898	$—	$—	$11,559,898
Total Investments	$153,476,141	$—	$—	$153,476,141

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $130,078,513)	$153,476,141
Dividends and interest receivable	65,578
Receivable for fund shares sold	114,495
Prepaid expenses and other assets	18,694
Total Assets	153,674,908

LIABILITIES:
Payable for fund shares redeemed	70,535
Payable to advisor	117,044
Payable to administrator	24,666
Payable to auditor	20,700
Accrued distribution fees	19,855
Accrued service fees	11,231
Accrued trustees fees	3,911
Accrued expenses and other payables	48,034
Total Liabilities	315,976
NET ASSETS	$153,358,932

NET ASSETS CONSIST OF:
Capital stock	$107,387,187
Accumulated net investment income	492,304
Accumulated net realized gain on investments	22,081,813
Unrealized net appreciation on investments	23,397,628
Total Net Assets	$153,358,932

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$132,091,764
Shares issued and outstanding	5,625,613
Net asset value, offering price and redemption price per share	$23.48

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$21,267,168
Shares issued and outstanding	1,494,419
Net asset value, offering price and redemption price per share	$14.23

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$3,904,376
Interest income	27,852
Total investment income	3,932,228

EXPENSES:
Investment advisory fees (See Note 5)	1,848,196
Sub-transfer agent expenses – Investor Class (See Note 5)	404,545
Sub-transfer agent expenses – Institutional Class (See Note 5)	21,875
Distribution fees – Investor Class (See Note 5)	273,787
Administration, fund accounting, custody and transfer agent fees (See Note 5)	200,492
Service fees – Investor Class (See Note 5)	182,525
Federal and state registration fees	37,444
Compliance expense (See Note 5)	23,709
Reports to shareholders	22,654
Audit fees	20,699
Trustees’ fees and expenses	15,946
Interest expense (See Note 7)	8,193
Legal fees	1,551
Other expenses	16,984
Total expenses	3,078,600
NET INVESTMENT INCOME	$853,628

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$22,692,434
Net change in unrealized appreciation on investments	(20,515,915)
Net gain on investments	2,176,519
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,030,147

(1)	Net of foreign taxes withheld of $1,425.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$853,628	$408,940
Net realized gain on investments	22,692,434	18,278,191
Net change in unrealized appreciation on investments	(20,515,915)	8,241,257
Net increase in net assets resulting from operations	3,030,147	26,928,388

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(267,832)	—
Institutional Class	(92,618)	—
Net realized gains
Investor Class	(15,913,393)	(25,724,771)
Institutional Class	(2,010,713)	(5,914,515)
Total distributions	(18,284,556)	(31,639,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	45,732,345	54,313,216
Proceeds from shares subscribed – Institutional Class	13,512,825	13,953,486
Dividends reinvested – Investor Class	15,949,973	25,337,010
Dividends reinvested – Institutional Class	1,873,063	3,720,941
Cost of shares redeemed – Investor Class	(134,605,880)	(53,885,643)
Cost of shares redeemed – Institutional Class	(18,295,342)	(29,606,425)
Net increase (decrease) in net assets derived
from capital share transactions	(75,833,016)	13,832,585
TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,087,425)	9,121,687

NET ASSETS:
Beginning of year	244,446,357	235,324,670
End of year	$153,358,932	$244,446,357
Undistributed net investment income, end of year	$492,304	$—

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Statements of Changes in Net Assets – Continued

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,969,658	2,361,827
Shares sold – Institutional Class	966,693	1,012,204
Shares issued to holders as reinvestment
of dividends – Investor Class	712,600	1,216,371
Shares issued to holders as reinvestment
of dividends – Institutional Class	138,299	296,489
Shares redeemed – Investor Class	(6,232,464)	(2,404,812)
Shares redeemed – Institutional Class	(1,412,772)	(2,412,721)
Net increase (decrease) in shares outstanding	(3,857,986)	69,358

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year
TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$23.81	$24.13	$25.40	$19.54	$16.48

0.10	0.03 (1)	(0.10)	0.10	0.11
1.20	2.99	0.49	5.88	3.24
1.30	3.02	0.39	5.98	3.35

(0.03)	—	(0.06)	(0.12)	(0.29)
(1.60)	(3.34)	(1.60)	—	—
(1.63)	(3.34)	(1.66)	(0.12)	(0.29)
—	—	0.00 (2)	0.00 (2)	0.00 (2)
$23.48	$23.81	$24.13	$25.40	$19.54

5.80%	14.51%	1.40%	30.80%	20.65%

$132.09	$218.50	$193.09	$243.42	$167.20
1.54%	1.50%	1.44%	1.46%	1.45%
0.38%	0.17%	(0.36)%	0.48%	0.56%
46%	49%	47%	57%	43%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$14.39	$14.53	$15.96	$12.34	$10.55

0.09	0.06 (1)	(0.09)	0.14	0.16
0.75	1.81	0.40	3.66	1.98
0.84	1.87	0.31	3.80	2.14

(0.04)	—	(0.14)	(0.18)	(0.35)
(0.96)	(2.01)	(1.60)	—	—
(1.00)	(2.01)	(1.74)	(0.18)	(0.35)
$14.23	$14.39	$14.53	$15.96	$12.34

6.22%	14.91%	1.70%	31.18%	20.95%

$21.27	$25.94	$42.23	$68.80	$43.79
1.17%	1.17%	1.12%	1.15%	1.25%
0.72%	0.48%	(0.04)%	0.74%	0.72%
46%	49%	47%	57%	43%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Small Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund), and holders of Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(874)	$874	$—

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

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such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

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20

NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s

HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $88,252,798 and $178,245,979, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $117,044.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, effective as of March 1, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $11,231.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

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The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $426,420.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $200,492.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $217,945 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $10,412,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$130,922,641
Gross tax unrealized appreciation	$25,325,854
Gross tax unrealized depreciation	(2,772,354)
Net tax unrealized appreciation	$22,553,500
Undistributed ordinary income	$492,304
Undistributed long-term capital gains	22,925,941
Total distributable earnings	$23,418,245
Other accumulated loss	$—
Total accumulated gain	$45,971,745

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any late year ordinary losses.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$2,097,406	$—
Long-term capital gain	16,187,150	31,639,286
	$18,284,556	$31,639,286

(1)  Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

Long-term
Amount Per Share
Investor Class	$3.19063
Institutional Class	$1.95258

HENNESSY FUNDS	1-800-966-4354

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Small Cap Financial Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2016

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,064.90	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$7.96

Institutional Class
Actual	$1,000.00	$1,066.70	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.57% for Investor Class shares or 1.20% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 82.78%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY LARGE CAP
FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

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LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap
Financial Fund (HLFNX)	-2.57%	11.38%	3.04%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	-2.14%	11.52%	3.10%
Russell 1000® Financial
Services Index	3.20%	15.05%	0.27%
Russell 1000® Index	4.26%	13.51%	6.83%

Expense ratios: 1.58% (Investor Class); 1.20% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Large Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is June 15, 2015.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Large Cap Financial Fund returned -2.57%, underperforming the Russell 1000® Financial

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PERFORMANCE OVERVIEW

Services Index and the Russell 1000® Index, which returned 3.20% and 4.26% for the same period, respectively.

The Fund’s underperformance versus its benchmark index was principally due to the Fund’s overweight positions in asset managers, banks, and property REITs (Real Estate Investment Trusts), which performed poorly relative to other financial companies over the period. Renewed uncertainty surrounding Federal Reserve rate policy in light of softer economic signals at home and limp growth abroad, together with generally weak financial market conditions, combined to dampen returns of bank stocks in particular during the period.  Additionally, regulatory changes and their costs remained a concern for investors in the financial sector as a whole.

Positive contributors to the Fund’s performance included Fifth Third Bancorp, Lincoln National Corporation, and PayPal Holdings, Inc.  The Fund continues to own Fifth Third Bancorp and PayPal Holdings, Inc.  Companies with the weakest performance over the period included Public Storage, Wells Fargo & Co. and Citigroup, Inc. The Fund continues to hold Wells Fargo & Co. and Citigroup, Inc.

Portfolio Strategy:

Traditionally, the Fund tilts its investments more heavily toward regional banks and diversified global banks, and to a lesser degree, insurance companies, Real Estate Investment Trusts (REITs) and asset managers. We generally do not diversify the Fund’s investments over all the different sub-industries in the financial sector. We seek companies that we believe have high-quality management teams, less complicated business models and sustainable earnings growth opportunities over time. Moreover, we identify companies that we expect will do well in the current environment, which is currently characterized by low interest rates, competitive loan markets and heightened regulatory control. We are less interested in focusing solely on companies that appear to promise an increase in profitability when interest rates rise, loan demand increases, or pricing becomes more favorable, because these industry dynamics are difficult to predict.

Investment Outlook:

We believe that the financial industry as a whole continues to recover well from the financial crisis. Larger financial companies in the U.S. are generally profitable and continue to make improvements to their operations.  However, investors remain concerned about global growth, additional regulatory burdens, the negative impact on lending margins from low interest rates and the possibility of damage to credit quality as a result of volatility in asset prices or reduced underwriting standards. Nevertheless, we continue to see improvement in many industry metrics, including liquidity, capital, credit, reserves, book value and cost ratios. As a result, profits, as measured by returns on assets and equity, are at the higher end of historical measures, and have become more sustainable in our opinion. We expect any upward movement in interest rates to improve lending and investing spreads and add to profitability.

We believe the condition of the financial system in the U.S. today is stronger than it has been in quite some time and that the outlook for stocks in the financial sector is bright.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Financial Services Index is an unmanaged index commonly used to measure the performance of large-capitalization financial sector stocks. The Russell 1000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

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The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium sized companies, which may have limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Book value is the net asset value of a company, calculated by total assets minus liabilities. Return on assets is an indicator of how profitable a company is relative to its total assets. Return on equity shows how much profit a company generates with the money shareholders have invested. Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Visa, Inc., Class A	5.34%

Berkshire Hathaway, Inc., Class B	5.34%

The PNC Financial Services Group, Inc.	5.31%

Fifth Third Bancorp	5.07%

SunTrust Banks, Inc.	5.02%

Comerica, Inc.	5.01%

Wells Fargo & Co.	4.94%

PayPal Holdings, Inc.	4.93%

Bank of America Corp.	4.89%

Citizens Financial Group, Inc.	4.87%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 89.87%	Number		% of
	of Shares	Value	Net Assets
Financials – 76.03%
Bank of America Corp.	80,000	$1,320,000	4.89%
Berkshire Hathaway, Inc., Class B (a)	10,000	1,443,000	5.34%
Capital One Financial Corp.	13,000	962,520	3.56%
Citigroup, Inc.	17,000	835,550	3.09%
Citizens Financial Group, Inc.	50,000	1,317,000	4.87%
Comerica, Inc.	26,000	1,354,340	5.01%
Fifth Third Bancorp	63,000	1,370,880	5.07%
Huntington Bancshares, Inc.	80,000	848,000	3.14%
JPMorgan Chase & Co.	15,000	1,038,900	3.85%
KeyCorp	72,000	1,016,640	3.76%
Morgan Stanley	20,000	671,400	2.48%
Regions Financial Corp.	80,000	856,800	3.17%
SunTrust Banks, Inc.	30,000	1,356,900	5.02%
Synchrony Financial	37,000	1,057,830	3.92%
The Bank of New York Mellon Corp.	12,500	540,875	2.00%
The Goldman Sachs Group, Inc.	5,500	980,320	3.63%
The PNC Financial Services Group, Inc.	15,000	1,434,000	5.31%
U.S. Bancorp (c)	18,000	805,680	2.98%
Wells Fargo & Co.	29,000	1,334,290	4.94%
		20,544,925	76.03%

Information Technology – 13.84%
MasterCard, Inc., Class A	9,000	963,180	3.57%
PayPal Holdings, Inc. (a)	32,000	1,333,120	4.93%
Visa, Inc., Class A	17,500	1,443,925	5.34%
		3,740,225	13.84%

Total Common Stocks
(Cost $21,669,253)		24,285,150	89.87%

REITS – 4.89%

Financials – 4.89%
Public Storage	3,000	641,160	2.38%
Ventas, Inc.	10,000	677,500	2.51%
		1,318,660	4.89%

Total REITS
(Cost $1,400,667)		1,318,660	4.89%

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 4.78%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.78%
Fidelity Government Portfolio, Institutional Class, 0.27% (b)	1,292,546	$1,292,546	4.78%

Total Short-Term Investments
(Cost $1,292,546)		1,292,546	4.78%

Total Investments
(Cost $24,362,466) – 99.54%		26,896,356	99.54%
Other Assets in Excess of Liabilities – 0.46%		125,147	0.46%

TOTAL NET ASSETS – 100.00%		$27,021,503	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of October 31, 2016.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2016, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$4,466,872
Purchase Cost	$1,414,106
Sales Cost	$(5,129,578)
Ending Cost	$751,400
Dividend Income	$68,890
Realized Loss	$(13,695)
Shares	18,000
Market Value	$805,680

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$20,544,925	$—	$—	$20,544,925
Information Technology	3,740,225	—	—	3,740,225
Total Common Stocks	$24,285,150	$—	$—	$24,285,150
REITS
Financials	$1,318,660	$—	$—	$1,318,660
Total REITS	$1,318,660	$—	$—	$1,318,660
Short-Term Investments
Money Market Funds	$1,292,546	$—	$—	$1,292,546
Total Short-Term Investments	$1,292,546	$—	$—	$1,292,546
Total Investments	$26,896,356	$—	$—	$26,896,356

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $23,611,066)	$26,090,676
Investments in affiliated securities, at value (cost $751,400)	805,680
Total Investments in securities, at value (cost $24,362,466)	26,896,356
Dividends and interest receivable	24,533
Receivable for fund shares sold	6,800
Receivable for securities sold	752,144
Prepaid expenses and other assets	13,290
Total Assets	27,693,123

LIABILITIES:
Payable for securities purchased	592,732
Payable for fund shares redeemed	946
Payable to advisor	20,625
Payable to administrator	4,646
Payable to auditor	20,699
Accrued distribution fees	716
Accrued service fees	2,263
Accrued trustees fees	3,897
Accrued expenses and other payables	25,096
Total Liabilities	671,620
NET ASSETS	$27,021,503

NET ASSETS CONSIST OF:
Capital stock	$27,508,992
Accumulated net investment income	188,556
Accumulated net realized loss on investments	(3,209,935)
Unrealized net appreciation on investments	2,533,890
Total Net Assets	$27,021,503

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$26,674,296
Shares issued and outstanding	1,643,968
Net asset value, offering price and redemption price per share	$16.23

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$347,207
Shares issued and outstanding	21,352
Net asset value, offering price and redemption price per share	$16.26

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income	$1,290,058
Dividend income from affiliated securities	68,890
Interest income	15,914
Total investment income	1,374,862

EXPENSES:
Investment advisory fees (See Note 5)	678,056
Sub-transfer agent expenses – Investor Class (See Note 5)	177,895
Sub-transfer agent expenses – Institutional Class (See Note 5)	156
Distribution fees – Investor Class (See Note 5)	112,316
Service fees – Investor Class (See Note 5)	74,877
Administration, fund accounting, custody and transfer agent fees (See Note 5)	73,601
Federal and state registration fees	36,457
Compliance expense (See Note 5)	23,710
Audit fees	20,699
Trustees’ fees and expenses	15,387
Reports to shareholders	14,016
Interest expense (See Note 7)	12,373
Legal fees	1,073
Other expenses	9,274
Total expenses	1,249,890
NET INVESTMENT INCOME	$124,972

REALIZED AND UNREALIZED LOSSES:
Net realized loss on:
Unaffiliated investments	$(3,019,345)
Affiliated investments	(13,695)
Net change in unrealized appreciation on investments	(2,828,079)
Net loss on investments	(5,861,119)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,736,147)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015(1)
OPERATIONS:
Net investment income	$124,972	$27,847
Net realized gain (loss) on investments	(3,033,040)	10,567,773
Net change in unrealized appreciation on investments	(2,828,079)	(13,399,391)
Net decrease in net assets resulting from operations	(5,736,147)	(2,803,771)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(132,180)	—
Institutional Class	(3,703)	—
Net realized gains
Investor Class	(9,653,373)	(9,953,546)
Institutional Class	(61,676)	—
Total distributions	(9,850,932)	(9,953,546)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	87,222,461	45,802,881
Proceeds from shares subscribed – Institutional Class	415,907	352,187
Dividends reinvested – Investor Class	9,523,602	9,642,825
Dividends reinvested – Institutional Class	65,379	—
Cost of shares redeemed – Investor Class	(155,323,687)	(40,051,718)
Cost of shares redeemed – Institutional Class	(319,893)	(38,886)
Net increase (decrease) in net assets derived
from capital share transactions	(58,416,231)	15,707,289
TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,003,310)	2,949,972

NET ASSETS:
Beginning of year	101,024,813	98,074,841
End of year	$27,021,503	$101,024,813
Undistributed net investment income, end of year	$188,556	$135,883

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	5,612,390	2,388,963
Shares sold – Institutional Class	22,100	17,958
Shares issued to holders as reinvestment
of dividends – Investor Class	567,448	489,235
Shares issued to holders as reinvestment
of dividends – Institutional Class	3,885	—
Shares redeemed – Investor Class	(10,022,406)	(2,090,781)
Shares redeemed – Institutional Class	(20,446)	(2,145)
Net increase (decrease) in shares outstanding	(3,837,029)	803,230

(1)	Institutional Class shares commenced operations on June 15, 2015.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$18.36	$20.87	$19.01	$14.16	$11.91

0.07	0.01	0.00 (1)	(0.03)	0.01
(0.49)	(0.40)	2.44	4.89	2.24
(0.42)	(0.39)	2.44	4.86	2.25

(0.02)	—	—	(0.01)	—
(1.69)	(2.12)	(0.58)	—	—
(1.71)	(2.12)	(0.58)	(0.01)	—
$16.23	$18.36	$20.87	$19.01	$14.16

(2.57)%	(2.57)%	13.04%	34.37%	18.89%

$26.67	$100.73	$98.07	$88.30	$64.66
1.66%	1.57%	1.49%	1.57%	1.57%
0.16%	0.03%	(0.01)%	(0.22)%	0.09%
141%	74%	58%	75%	93%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

	Year Ended	Period Ended
	October 31, 2016	October 31, 2015(1)
PER SHARE DATA:
Net asset value, beginning of year	$18.39	$19.72

Income from investment operations:
Net investment income	0.02	0.01
Net realized and unrealized losses on investments	(0.36)	(1.34)
Total from investment operations	(0.34)	(1.33)

Less distributions:
Dividends from net investment income	(0.09)	—
Dividends from net realized gains	(1.70)	—
Total distributions	(1.79)	—
Net asset value, end of year	$16.26	$18.39

TOTAL RETURN	(2.14)%	(6.74	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$0.35	$0.29
Ratio of expenses to average net assets	1.24%	1.19	%(3)
Ratio of net investment income to average net assets	0.52%	0.25	%(3)
Portfolio turnover rate(4)	141%	74	%(2)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Large Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund).  The Fund did not have Institutional Class shares until June 15, 2015.  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016,

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have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$63,584	$(7,713)	$(55,871)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from

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NOTES TO THE FINANCIAL STATEMENTS

fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the

HENNESSY FUNDS	1-800-966-4354
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remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable

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NOTES TO THE FINANCIAL STATEMENTS

registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $92,504,457 and $154,862,811, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $20,625.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $2,263.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial

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22

NOTES TO THE FINANCIAL STATEMENTS

intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $178,051.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $73,601.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $347,702 and 3,47%, respectively.  The maximum amount outstanding for the Fund during the period was $14,077,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$25,780,118
Gross tax unrealized appreciation	$2,655,508
Gross tax unrealized depreciation	(1,539,270)
Net tax unrealized appreciation	$1,116,238
Undistributed ordinary income	$188,556
Undistributed long-term capital gains	—
Total distributable earnings	$188,556
Other accumulated loss	$(1,792,283)
Total accumulated loss	$(487,489)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had capital loss carryforwards that expire as follows:

$1,792,283                         Indefinite ST

At October 31, 2016, the Fund did not defer, on a tax basis, any late year ordinary losses.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$114,806	$485,376
Long-term capital gain	9,736,126	9,468,170
	$9,850,932	$9,953,546

(1)  Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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24

NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Large Cap Financial Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2016

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,039.10	$8.82
Hypothetical (5% return before expenses)	$1,000.00	$1,016.49	$8.72

Institutional Class
Actual	$1,000.00	$1,041.00	$6.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.65

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.72% for Investor Class shares or 1.31% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers of the Fund	31
Expense Example	34
Proxy Voting	36
Quarterly Filings on Form N-Q	36
Householding	36
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

Over the past year investors here in the U.S. and around the world have weathered a great deal of turmoil, especially in the political arena. Foremost, the bitterly divisive and all-consuming U.S. Presidential election, with its unanticipated outcome, is finally behind us. While the equity markets were jittery at first, they now appear more comfortable with the prospect of a Trump presidency and seem to be looking forward to diminished government regulation and intervention.

The Brexit vote in the U.K. cast a shadow over the European Union’s future. There remains uncertainty over the details and timing of the break and the economic consequences for both Britain and Europe, but early signs suggest the impact on growth in Britain will not be as severe as initially feared.

Additionally, uncertainty over whether the Federal Reserve would raise short-term interest rates has hung over the economy for well over a year now. The effects that higher rates could have on growth, the strength of the U.S. Dollar, corporate profits and loan supply and demand seem to have weighed heavily on investors, causing paralysis and money to remain on the sidelines of the market.

Despite all these concerns, U.S. equity markets have pushed higher, with both the Dow Jones Industrial Average and S&P 500 Index posting returns of approximately 5% during the twelve-month period ended October 31, 2016. The U.S. economy has continued to grow at a respectable annual rate of about 2%, and corporate profits have started to move higher.  Today, as of mid-December, bond and Treasury yields have risen a bit from record lows just this summer, and the bond market is finishing the year on slightly rocky footing. Bond yields are still very low relative to historical averages, while the prospective PE multiples for the Dow Jones Industrial Average and S&P 500 Index are just above long-term averages at 18.0x and 18.9x, respectively. We believe that equity valuations could go considerably higher and still be at appropriate levels relative to bond yields. And, while we do expect the Fed to raise interest rates in the coming year, we believe that inflation will stay under control, so that short-term interest rates will not have to rise too fast or too far.

As I reflect over the past twelve months, what I realize is that many of the worries this year are not new.  For the past several years, American businesses have operated in an environment characterized by highly partisan politics, mounting regulations, uncertainty over interest rates, and a lack of clarity regarding taxes and healthcare costs.  Despite all these headwinds, U.S. corporations have been incredibly resilient and found ways to impress investors. If the newly elected administration follows through on campaign promises of reigning in regulation, lowering taxes for corporations and individuals, or reforming healthcare to drive down costs, then companies, which are already lean, should be able to post higher profits. And, that growth should lead to more jobs and a stronger economy, potentially creating a very positive cycle going forward.

With the bull market in U.S. equities entering its ninth year, many believe the economy is due for a recession and the market is due for a downturn. But, the euphoria that usually accompanies a peak in the market is absent.  Since the recovery began after the financial crisis, I have found myself pondering the bull run of 1982 to 2000, powered, in part, by a significant increase in valuations. I believe today’s market displays the fundamentals to sustain a similarly strong and lengthy bull market. Meanwhile, companies are largely profitable and many corporate balance sheets are cash-rich, with

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

relatively little debt. Unemployment is low and real wages are rising, helping to drive consumption. We are hopeful that these factors will provide support for positive market returns in the year to come.

Thank you for your continued confidence and investment in our funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	2.99%	7.81%	4.21%
Hennessy Technology Fund –
Institutional Class (HTCIX)(1)	3.40%	8.15%	4.40%
NASDAQ Composite Index	3.97%	15.58%	9.38%
S&P 500 Index	4.51%	13.57%	6.70%

Expense ratios: 3.14% (Investor Class); 2.77% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Technology Fund.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is March 12, 2010.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth and David H. Ellison

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Technology Fund returned 2.99%, underperforming the NASDAQ Composite Index and the S&P 500 Index, which returned 3.97% and 4.51%, respectively, for the period.

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PERFORMANCE OVERVIEW

Sector allocation among the various sub-sectors of technology was important in determining overall performance. The Fund’s investment in large-cap technology stocks and consumer-oriented technology stocks were the largest positive contributors to the Fund’s performance. Healthcare and Biotechnology sectors were the largest detractors from performance over the period.

On an individual stock basis, major positive contributors to the Fund’s performance included Tencent Holdings Ltd., a Chinese internet/gaming site, Facebook, Inc. Class A, the largest domestic social media site, Amazon.com, Inc., an online retailer, and Alibaba Group Holding Ltd., a Chinese internet retailer. We continue to hold all the companies mentioned.

Portfolio Strategy:

The Fund’s investment strategy is based on identifying technology-related stocks with a history of growing revenue, profit and tangible book value. We focus on companies that we believe have strong business models and sustainable competitive advantages, which are difficult characteristics to find sometimes in an industry where innovation moves so quickly. We believe the Fund’s holdings are representative of the Technology sector as a whole. The Fund owns not only large, well-known names, but also a collection of smaller companies that are growing quickly. We think this approach meets our goal of offering a conservative way to invest in a highly volatile area of the market.

Investment Outlook:

The Technology sector has performed well over the past twelve months, and we expect the sector should continue to deliver positive returns to investors in the coming year. Valuations, however, are higher than they were and in an environment of rising interest rates, we do not expect PE multiples to rise further. We expect high-growth areas of the technology industry, particularly software and cyber-security, to continue to post strong earnings growth and for this growth to drive share price appreciation. Hardware companies, however, appear to us be in limbo awaiting the next important product cycle.

We continue to believe the Fund offers investors exposure to companies that are working on innovative solutions to common problems, developing products to increase productivity and bringing new and attractive consumer and industrial products to market. We remain confident and optimistic for the future.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the technology industry; sector funds may be subject to a higher degree of market risk. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund invests in small and medium sized companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

Earnings growth is not a measure of the Fund’s future performance.

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5

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Tangible book value is a method of valuing a company by measuring its equity after removing any intangible assets. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Alibaba Group Holding Ltd.	4.09%

Alphabet, Inc., Class C	4.03%

Amazon.com, Inc.	3.96%

Facebook, Inc.	3.66%

Tencent Holdings Ltd.	3.58%

Apple, Inc.	3.55%

Visa, Inc., Class A	3.31%

Intel Corp.	2.97%

Oracle Corp.	2.93%

Cisco Systems, Inc.	2.86%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 94.07%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 9.91%
Amazon.com, Inc. (a)	191	$150,856	3.96%
Ctrip.com International Ltd. – ADR (a) (b)	835	36,865	0.97%
Etsy, Inc. (a)	2,705	35,111	0.92%
Netflix, Inc. (a)	295	36,837	0.97%
priceline.com, Inc. (a)	34	50,124	1.31%
Tesla Motors, Inc. (a)	180	35,591	0.93%
Wayfair, Inc., Class A (a)	970	32,330	0.85%
		377,714	9.91%
Health Care – 11.17%
Alexion Pharmaceuticals, Inc. (a)	287	37,454	0.98%
Amgen, Inc.	529	74,674	1.96%
Biogen, Inc. (a)	155	43,428	1.14%
Celgene Corp. (a)	549	56,097	1.47%
DexCom, Inc. (a)	435	34,034	0.89%
Gilead Sciences, Inc.	943	69,433	1.82%
McKesson Corp.	288	36,625	0.96%
Regeneron Pharmaceuticals, Inc. (a)	98	33,812	0.89%
Thermo Fisher Scientific, Inc.	275	40,433	1.06%
		425,990	11.17%
Industrials – 5.33%
3M Co.	415	68,600	1.80%
Danaher Corp.	486	38,175	1.00%
Fortive Corp.	740	37,777	0.99%
Honeywell International, Inc.	535	58,679	1.54%
		203,231	5.33%
Information Technology – 66.75%
Activision Blizzard, Inc.	850	36,694	0.96%
Adobe Systems, Inc. (a)	350	37,628	0.99%
Alibaba Group Holding Ltd. – ADR (a) (b)	1,535	156,094	4.09%
Alphabet, Inc., Class C (a)	196	153,770	4.03%
Apple, Inc.	1,191	135,226	3.55%
Baidu, Inc. – ADR (a) (b)	195	34,488	0.90%
Broadcom Ltd. (b)	276	46,997	1.23%
Cirrus Logic, Inc. (a)	645	34,817	0.91%

The accompanying notes are an integral part of these financial statements.
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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Cisco Systems, Inc.	3,555	$109,067	2.86%
Cognizant Technology Solutions Corp., Class A (a)	675	34,661	0.91%
Criteo SA – ADR (a) (b)	1,065	38,500	1.01%
eBay, Inc. (a)	1,165	33,214	0.87%
Ellie Mae, Inc. (a)	355	37,591	0.99%
Fabrinet (a) (b)	910	34,544	0.91%
Facebook, Inc. (a)	1,065	139,504	3.66%
Fitbit, Inc. (a)	2,575	34,144	0.90%
Infosys Ltd. – ADR (b)	2,310	35,251	0.92%
Intel Corp.	3,245	113,153	2.97%
Jinkosolar Holding Co. Ltd. – ADR (a) (b)	2,366	36,460	0.96%
Kulicke and Soffa Industries, Inc. (a)	2,600	34,424	0.90%
MasterCard, Inc., Class A	775	82,940	2.18%
Microsemi Corp. (a)	900	37,917	0.99%
MKS Instruments, Inc.	695	35,063	0.92%
NetEase, Inc. – ADR (b)	145	37,264	0.98%
New Relic, Inc. (a)	1,010	36,815	0.97%
NXP Semiconductors NV (a) (b)	345	34,500	0.91%
Oracle Corp.	2,910	111,802	2.93%
Palo Alto Networks, Inc. (a)	230	35,381	0.93%
PayPal Holdings, Inc. (a)	892	37,161	0.97%
Proofpoint, Inc. (a)	487	38,171	1.00%
Pure Storage, Inc. (a)	2,635	32,516	0.85%
salesforce.com, Inc. (a)	482	36,227	0.95%
SAP SE – ADR (b)	845	74,225	1.95%
ServiceNow, Inc. (a)	400	35,164	0.92%
Silicon Motion Technology Corp. – ADR (b)	820	33,300	0.87%
Splunk, Inc. (a)	610	36,716	0.96%
Square, Inc., Class A (a)	3,260	36,512	0.96%
SS&C Technologies Holdings, Inc.	1,155	36,879	0.97%
Tencent Holdings Ltd. – ADR (b)	5,150	136,630	3.58%
Texas Instruments, Inc.	690	48,887	1.28%
Visa, Inc., Class A	1,530	126,240	3.31%
VMware, Inc., Class A (a)	505	39,693	1.04%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Web.com Group, Inc. (a)	2,075	$33,408	0.88%
Workday, Inc., Class A (a)	410	35,539	0.93%
		2,545,177	66.75%
Telecommunication Services – 0.91%
T- Mobile US, Inc. (a)	695	34,562	0.91%

Total Common Stocks
(Cost $3,265,953)		3,586,674	94.07%

REITS – 0.94%

Financials – 0.94%
Equinix, Inc.	100	35,728	0.94%

Total REITS
(Cost $38,241)		35,728	0.94%

SHORT-TERM INVESTMENTS – 7.44%

Money Market Funds – 7.44%
Fidelity Government Portfolio, Institutional Class, 0.27% (c)	192,000	192,000	5.04%
The Government & Agency Portfolio, 0.29% (c)	91,721	91,721	2.40%
		283,721	7.44%

Total Short-Term Investments
(Cost $283,721)		283,721	7.44%

Total Investments
(Cost $3,587,915) – 102.45%		3,906,123	102.45%
Liabilities in Excess
of Other Assets – (2.45)%		(93,271)	(2.45)%

TOTAL NET ASSETS – 100.00%		$3,812,852	100.00%
Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.
HENNESSYFUNDS.COM

10

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$377,714	$—	$—	$377,714
Health Care	425,990	—	—	425,990
Industrials	203,231	—	—	203,231
Information Technology	2,545,177	—	—	2,545,177
Telecommunication Services	34,562	—	—	34,562
Total Common Stocks	$3,586,674	$—	$—	$3,586,674
REITS
Financials	$35,728	$—	$—	$35,728
Total REITS	$35,728	$—	$—	$35,728
Short-Term Investments
Money Market Funds	$283,721	$—	$—	$283,721
Total Short-Term Investments	$283,721	$—	$—	$283,721
Total Investments	$3,906,123	$—	$—	$3,906,123

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $3,587,915)	$3,906,123
Dividends and interest receivable	581
Receivable for securities sold	147,655
Prepaid expenses and other assets	14,465
Total Assets	4,068,824

LIABILITIES:
Payable for securities purchased	210,753
Payable to advisor	2,978
Payable to administrator	1,013
Payable to auditor	20,701
Accrued distribution fees	8,110
Accrued service fees	252
Accrued trustees fees	3,902
Accrued expenses and other payables	8,263
Total Liabilities	255,972
NET ASSETS	$3,812,852

NET ASSETS CONSIST OF:
Capital stock	$3,716,980
Accumulated net investment loss	(104,428)
Accumulated net realized loss on investments	(117,908)
Unrealized net appreciation on investments	318,208
Total Net Assets	$3,812,852

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$2,908,494
Shares issued and outstanding	183,844
Net asset value, offering price and redemption price per share	$15.82

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$904,358
Shares issued and outstanding	56,153
Net asset value, offering price and redemption price per share	$16.11

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$29,950
Interest income	521
Total investment income	30,471

EXPENSES:
Investment advisory fees (See Note 5)	39,512
Federal and state registration fees	27,436
Compliance expense (See Note 5)	23,709
Audit fees	20,699
Trustees’ fees and expenses	15,036
Reports to shareholders	7,740
Distribution fees – Investor Class (See Note 5)	5,208
Sub-transfer agent expenses – Investor Class (See Note 5)	4,451
Sub-transfer agent expenses – Institutional Class (See Note 5)	157
Administration, fund accounting, custody and transfer agent fees (See Note 5)	4,283
Service fees – Investor Class (See Note 5)	3,472
Interest expense (See Note 7)	38
Other expenses	3,777
Total expenses	155,518
NET INVESTMENT LOSS	$(125,047)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$182,075
Net change in unrealized appreciation on investments	41,566
Net gain on investments	223,641
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,594

(1)	Net of Foreign taxes withheld and issuance fees of $567.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment loss	$(125,047)	$(98,868)
Net realized gain on investments	182,075	422,069
Net change in unrealized
appreciation (depreciation) on investments	41,566	(136,502)
Net increase in net assets resulting from operations	98,594	186,699

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	247,599	406,595
Proceeds from shares subscribed – Institutional Class	40,176	59,079
Cost of shares redeemed – Investor Class	(1,442,265)	(1,513,565)
Cost of shares redeemed – Institutional Class	(117,763)	(78,903)
Net decrease in net assets derived
from capital share transactions	(1,272,253)	(1,126,794)
TOTAL DECREASE IN NET ASSETS	(1,173,659)	(940,095)

NET ASSETS:
Beginning of year	4,986,511	5,926,606
End of year	$3,812,852	$4,986,511
Undistributed net investment loss, end of year	$(104,428)	$(85,399)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	16,968	26,994
Shares sold – Institutional Class	2,730	3,902
Shares redeemed – Investor Class	(95,956)	(100,179)
Shares redeemed – Institutional Class	(7,566)	(5,099)
Net decrease in shares outstanding	(83,824)	(74,382)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$15.36	$14.86	$13.57	$10.67	$10.86

(0.68)	(0.38)	(0.23)	(0.20)	(0.15)
1.14	0.88	1.52	3.10	(0.04)
0.46	0.50	1.29	2.90	(0.19)
$15.82	$15.36	$14.86	$13.57	$10.67

2.99%	3.36%	9.51%	27.18%	(1.75)%

$2.91	$4.04	$4.99	$4.49	$4.44

3.61%	3.13%	2.92%	3.04%	3.20%
3.61%	2.75%	1.95%	1.95%	1.95%

(2.92)%	(2.30)%	(2.53)%	(2.36)%	(2.39)%
(2.92)%	(1.92)%	(1.55)%	(1.27)%	(1.14)%
80%	163%	204%	164%	138%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$15.58	$15.02	$13.68	$10.73	$10.89

(0.43)	(0.25)	(0.26)	(0.12)	(0.11)
0.96	0.81	1.60	3.07	(0.05)
0.53	0.56	1.34	2.95	(0.16)
$16.11	$15.58	$15.02	$13.68	$10.73

3.40%	3.73%	9.80%	27.49%	(1.47)%

$0.90	$0.95	$0.93	$1.19	$0.93

3.28%	2.76%	2.60%	2.76%	4.11%
3.28%	2.44%	1.70%	1.70%	1.70%

(2.59)%	(1.92)%	(2.23)%	(2.10)%	(3.31)%
(2.59)%	(1.60)%	(1.33)%	(1.04)%	(0.90)%
80%	163%	204%	164%	138%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Technology Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund), and holders of Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor FBR Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$106,018	$—	$(106,018)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

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such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

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NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where

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NOTES TO THE FINANCIAL STATEMENTS

current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $3,290,797 and $4,467,051, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%. The net investment advisory fees payable by the Fund as of October 31, 2016, were $2,978.

In the past, the Advisor had contractually agreed to limit the total annual operating expenses of the Fund to 1.95% and 1.70% of the Fund’s net assets for Investor Class shares and Institutional Class shares of the Fund, respectively (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees).  The expense limitation agreement for the Fund expired as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  As of October 31, 2016, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

	October 31,	October 31,
	2017	2018	Total
Investor Class	$48,732	$16,551	$65,283
Institutional Class	$9,989	$3,036	$13,025

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The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, effective as of March 1, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable by the Fund as of October 31, 2016, were $252.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $4,608.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $4,283.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general

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NOTES TO THE FINANCIAL STATEMENTS

indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,074 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $122,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$3,641,610
Gross tax unrealized appreciation	$500,364
Gross tax unrealized depreciation	(235,851)
Net tax unrealized appreciation	$264,513
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(168,641)
Total accumulated gain	$95,872

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to capital loss carryforwards and wash sales.

At October 31, 2016, the Fund had capital loss carryforwards of $64,213 that expire on October 31, 2017.

During the fiscal year ended October 31, 2016, the capital loss carryforwards utilized for the Fund were $212,540.

Capital losses sustained in the fiscal year ended October 31, 2012, and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2016, the Fund deferred, on a tax basis, a late year ordinary loss of $104,428.

During the fiscal years ended October 31, 2016 and 2015, the Fund did not pay any distributions.

HENNESSY FUNDS	1-800-966-4354
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9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 2, 2016, the Board approved a change to the principal investment strategy of the Fund.  The Fund filed a post-effective amendment to its registration statement reflecting such change on December 16, 2016, which is anticipated to become effective on or after February 14, 2017.

HENNESSYFUNDS.COM

28

NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the Shareholders of the Hennessy Technology Fund
Novato, CA

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Technology Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2016

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30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers”) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

HENNESSY FUNDS	1-800-966-4354
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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM
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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,086.50	$19.88
Hypothetical (5% return before expenses)	$1,000.00	$1,006.08	$19.11

Institutional Class
Actual	$1,000.00	$1,088.50	$18.06
Hypothetical (5% return before expenses)	$1,000.00	$1,007.84	$17.36

(1)
Expenses are equal to the Fund’s annualized expense ratio of 3.79% for Investor Class shares or 3.44% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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35

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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36

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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37

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Householding	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

During the twelve-month period ended October 31, 2016, the Japanese stock market, as measured by the Tokyo Stock Price Index, declined by just over 10% in yen terms and increased just over 5% in U.S. Dollar terms. The market initially advanced as it rebounded from the decline, which was caused by the sudden drop in Chinese stocks toward the end of the previous period. However, it subsequently dropped sharply in reaction to the strengthening of the yen. The yen rallied significantly during the first half of calendar 2016 as expectations of an interest rate increase in the U.S. faded due to weak macroeconomic statistics. The Japanese market stabilized in the spring despite growing concerns about potential adverse economic effects of the negative interest rate policy adopted by the Bank of Japan (BOJ). In June 2016, however, the stock market fell dramatically once again, this time in reaction to the United Kingdom’s decision to leave the European Union, the so-called “Brexit” vote. Following a quick rebound from this plunge, the market began steadily recovering its lost ground. Investors appeared to feel a sense of relief that the Liberal Democratic Party of Japan did well in upper-house elections, while a revision in the BOJ’s monetary policies was well received. A slight weakening of the yen and some optimism over the likely beneficial impact of a more expansionary fiscal policy added positive momentum to share prices at the end of the period.

With regards to Japan’s macroeconomic situation, we continue to call for the acceleration of structural reforms and an end to increasing dependence on reflationary policies. In our opinion, any additional monetary easing measures should be viewed as short-term solutions to prevent Japan from falling back into temporary recession. Our view is that BOJ Governor Kuroda has already done his part, enlarging the monetary base from 100 trillion yen in early 2013 to 400 trillion yen, or 80% of GDP. Rather than more monetary stimulus, what we believe Japan needs right now is a boost in confidence so that Japanese consumers, corporate leaders and investors can become more forward-looking and feel encouraged to spend more money. It has long been argued that Japan’s potential economic growth rate (now estimated to be around 0 - 0.5%) has come down along with the country’s aging demographics and declining birth rate. In our opinion, this is why structural reforms in the third arrow (recently replaced by Abenomics “2.0”) are so important and why we believe they will be such a critical factor shaping Japan’s economy going forward.

Critics say that the original vision for Abenomics has failed to deliver. However, we disagree with this myopic view and would argue that it is still too early to dismiss hopes of Japan’s long-term turnaround story. As we are all aware, structural reforms generally take a long time to deliver results, and there are a number of initiatives currently in progress that have already started to positively impact the economy. For example, the government drastically cut the corporate income tax rate from 38% to below 30% over the last three years. Moreover, the acceptance of the Stewardship and Corporate Governance Code by institutional investors and publicly-owned companies has allowed for constructive dialogue between the two parties on the more efficient use of capital. There are many more initiatives expected to be introduced by the current government, such as measures to encourage more women and retired seniors to return to the workforce, to promote strategic resource allocation toward the robotics and AI (artificial intelligence) industries and to continue to deregulate the economy overall.

To be clear, we do not believe every one of the government’s new policies will be as effective as expected. Nor do we believe a single policy can solve all the economic problems facing Japan. We believe the new initiatives, working in conjunction with each

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

other as a collection of reforms, will continue to help the Japanese economy to move forward. On this point, we find it encouraging that the government and the BOJ appear to have become more “business friendly,” perhaps realizing how important the corporate sector is to sustainable long-term growth.

Japan is, in our opinion, enjoying a period of political stability, particularly in comparison with other countries in the developed world. Prime Minister Abe enjoys high approval ratings (well above 50%), and the ruling coalition parties are firmly in place in both the Upper and Lower Houses, making it easier to push through reforms. In terms of the outlook for corporate profits in Japan, the earnings and volumes of Japan’s leading exporters are holding up in the face of sharp appreciation of the yen. Although we urge investors to prepare themselves for a decline in aggregate profits over at least the next twelve months due to negative translation effects on overseas earnings, the extent of the damage, in our opinion, will be much more moderate than previously seen, thanks to radical streamlining of costs by Japanese companies after the 2008 global financial crisis. Furthermore, unlike during the ‘90s, companies’ balance sheets are stronger today with steady cash flows being reinvested into core businesses. We believe these favorable trends bode well for corporate earnings in the longer term.

We remain optimistic about the long-term prospects for Japan and its stock market.  Thank you for your continued confidence and investment in our Funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is an unmanaged index commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. It is the net amount of cash and cash-equivalents moving into and out of business.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	15.54%	14.74%	4.99%
Hennessy Japan Fund –
Institutional Class (HJPIX)	15.89%	15.03%	5.18%
Russell/Nomura Total
MarketTM Index	5.39%	8.72%	1.74%
Tokyo Price Index (TOPIX)	5.01%	8.47%	1.56%

Expense ratios: 1.49% (Investor Class); 1.08% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Japan Fund returned 15.54%, outperforming both the Russell/Nomura Total Market™ Index and the Tokyo Stock Price Index (TOPIX), which returned 5.39% and 5.01% for the same period, respectively, in U.S. Dollar terms.

HENNESSYFUNDS.COM

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PERFORMANCE OVERVIEW

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were Electric Appliances and Wholesale Trade and Machinery. Conversely, Banks and Transportation Equipment performed negatively over the 12-month period.

The best performing stocks in the Fund during the period included Keyence Corporation, a supplier of factory automation related sensors, Daikin Industries, Ltd., the largest air conditioner manufacturer in the world, and Misumi Group, Inc., a maker and distributor of metal mold components and precision machinery parts. Shares of Keyence increased on continued strong sales growth. Shares of Daikin gained as a result of solid growth of residential-use air conditioning unit sales in the key markets of Japan, Europe, China and the Americas. Lastly, shares of Misumi Group advanced strongly as the company recorded record-high sales and profits for the fifth consecutive year on strength in demand for their products in Japan and China. The Fund continues to hold all of these positions.

As for the laggards, ASICS Corporation, the high performance running shoe maker, Kao Corporation, Japan’s largest manufacturer of home-care products as well as personal-care goods, and Sumitomo Mitsui Financial Group, Inc., one of Japan’s largest banks, were the major detractors to the Fund’s performance during the period. The drop in the ASICS’ share price is attributable to two events: 1) the company’s announcement of a downward revision to fiscal year 2016 earnings guidance due to a slowdown in its U.S. business, and 2) growing concerns over the outlook for its European sales following the U.K. vote to leave the European Union – the so-called “Brexit” vote – which had a surprising outcome and sent global financial markets into a tailspin. Kao declined due to lower forecasted growth in the current fiscal year as a result of stiffer competition in China. Lastly, Sumitomo Mitsui Financial Group’s profits were negatively impacted, along with those of the rest of the financial sector, by the effects of the monetary policy being implemented by the Bank of Japan. The Fund continues to hold all of these positions.

Market Outlook:

In January of this year, the Bank of Japan (BOJ) introduced a new monetary policy framework, including negative interest rates, which elicited a wide range of reactions and varied interpretations from market participants. Some advocates welcomed the renewed commitment by the BOJ to stimulate faster growth and higher inflation, while sceptics expressed concern that the BOJ was running out of policy tools. Our stance continues to call for the acceleration of structural reforms and not increasing dependence on reflationary policies. We believe it is still too early to give up on hopes of Japan’s long-term turnaround story. As we are all aware, structural reforms generally take a long time to deliver results, and there are a number of initiatives currently in progress that have already started to positively impact the economy. For example, the government drastically cut the corporate income tax rate from 38% to below 30%, and the acceptance of the Stewardship and Corporate Governance Code by institutional investors and publicly owned companies has allowed for constructive dialogue between the two parties on the more efficient use of capital. Further, there are many more initiatives expected to be introduced by the current government, such as measures to encourage more women and retired seniors to return to the workforce, to promote strategic resource allocation toward the robotics & AI (artificial intelligence) industries and to continue to deregulate the economy overall. We anticipate that the high-quality, globally-oriented Japanese companies we seek to invest in should benefit strongly from such initiatives.
_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Nidec Corp.	6.76%

Keyence Corp.	6.52%

Misumi Group, Inc.	6.33%

Mitsubishi Corp.	6.24%

Shimano, Inc.	6.20%

Softbank Group Co.	6.00%

Terumo Corp.	5.97%

Unicharm Corp.	5.82%

Daikin Industries	5.54%

Asics Corp.	5.54%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 92.13%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 21.37%
Asics Corp.	336,100	$7,185,432	5.54%
Isuzu Motors, Ltd.	427,600	5,298,619	4.09%
Ryohin Keikaku Co., Ltd.	28,700	6,141,203	4.74%
Shimano, Inc.	46,900	8,032,078	6.20%
Toyota Motor Corp.	17,900	1,037,609	0.80%
		27,694,941	21.37%

Consumer Staples – 12.42%
Kao Corp.	124,700	6,427,038	4.96%
Pigeon Corp.	75,400	2,128,197	1.64%
Unicharm Corp.	316,800	7,547,676	5.82%
		16,102,911	12.42%

Financials – 1.88%
Mizuho Financial Group	306,200	517,098	0.40%
Sumitomo Mitsui Financial Group, Inc.	55,100	1,919,331	1.48%
		2,436,429	1.88%

Health Care – 10.92%
Rohto Pharmaceutical Co., Ltd.	364,400	6,407,491	4.95%
Terumo Corp.	199,700	7,740,827	5.97%
		14,148,318	10.92%

Industrials – 29.32%
Daikin Industries	74,700	7,180,090	5.54%
Kubota Corp.	356,500	5,760,363	4.45%
Misumi Group, Inc.	448,900	8,205,791	6.33%
Mitsubishi Corp.	370,200	8,087,424	6.24%
Nidec Corp.	90,400	8,766,740	6.76%
		38,000,408	29.32%

Information Technology – 6.52%
Keyence Corp.	11,500	8,450,367	6.52%

Materials – 3.70%
Fuji Seal International, Inc.	116,100	4,799,213	3.70%

Telecommunication Services – 6.00%
Softbank Group Co.	123,600	7,781,131	6.00%

Total Common Stocks
(Cost $82,466,490)		119,413,718	92.13%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 7.46%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 7.46%
Fidelity Government Portfolio, Institutional Class, 0.27% (a)	6,424,000	$6,424,000	4.96%
The Government & Agency Portfolio, Institutional Class, 0.29% (a)	3,248,249	3,248,249	2.50%
		9,672,249	7.46%

Total Short-Term Investments
(Cost $9,672,249)		9,672,249	7.46%

Total Investments
(Cost $92,138,739) – 99.59%		129,085,967	99.59%
Other Assets in Excess of Liabilities – 0.41%		535,595	0.41%

TOTAL NET ASSETS – 100.00%		$129,621,562	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund's 7-day yield as of October 31, 2016.

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$27,694,941	$—	$—	$27,694,941
Consumer Staples	16,102,911	—	—	16,102,911
Financials	2,436,429	—	—	2,436,429
Health Care	14,148,318	—	—	14,148,318
Industrials	38,000,408	—	—	38,000,408
Information Technology	8,450,367	—	—	8,450,367
Materials	4,799,213	—	—	4,799,213
Telecommunication Services	7,781,131	—	—	7,781,131
Total Common Stocks	$119,413,718	$—	$—	$119,413,718
Short-Term Investments
Money Market Funds	$9,672,249	$—	$—	$9,672,249
Total Short-Term Investments	$9,672,249	$—	$—	$9,672,249
Total Investments	$129,085,967	$—	$—	$129,085,967

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. 100% of common stock held at October 31, 2015, were classified as Level 2. Such securities still held at October 31, 2016, were transferred to Level 1. Other than transfers due to the fair value pricing services, no transfers were recognized.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $92,138,739)	$129,085,967
Dividends and interest receivable	503,797
Receivable for fund shares sold	578,729
Prepaid expenses and other assets	26,205
Total Assets	130,194,698

LIABILITIES:
Payable for fund shares redeemed	403,915
Payable to advisor	86,061
Payable to administrator	20,150
Payable to auditor	22,881
Accrued distribution fees	11,007
Accrued service fees	5,248
Accrued trustees fees	3,898
Accrued expenses and other payables	19,976
Total Liabilities	573,136
NET ASSETS	$129,621,562

NET ASSETS CONSIST OF:
Capital stock	$114,656,613
Accumulated net investment loss	(141,042)
Accumulated net realized loss on investments	(21,822,325)
Unrealized net appreciation on investments	36,928,316
Total Net Assets	$129,621,562

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$61,845,909
Shares issued and outstanding	2,223,837
Net asset value, offering price and redemption price per share	$27.81

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$67,775,653
Shares issued and outstanding	2,381,945
Net asset value, offering price and redemption price per share	$28.45

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$1,338,704
Interest income	11,198
Total investment income	1,349,902

EXPENSES:
Investment advisory fees (See Note 5)	1,039,332
Sub-transfer agent expenses – Investor Class (See Note 5)	127,857
Sub-transfer agent expenses – Institutional Class (See Note 5)	49,139
Administration, fund accounting, custody and transfer agent fees (See Note 5)	116,954
Service fees – Investor Class (See Note 5)	59,603
Distribution fees – Investor Class (See Note 5)	58,907
Federal and state registration fees	42,029
Compliance expense (See Note 5)	23,709
Audit fees	23,574
Reports to shareholders	22,640
Trustees' fees and expenses	15,486
Interest expense (See Note 7)	4,285
Legal fees	803
Other expenses	14,741
Total expenses	1,599,059
NET INVESTMENT LOSS	$(249,157)

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$1,638,917
Net change in unrealized appreciation on investments	14,734,429
Net gain on investments	16,373,346
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,124,189

(1)	Net of foreign taxes withheld of $148,745.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment loss	$(249,157)	$(282,380)
Net realized gain (loss) on investments	1,638,917	(1,416,806)
Net change in unrealized appreciation on investments	14,734,429	8,195,283
Net increase in net assets resulting from operations	16,124,189	6,496,097

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	28,493,995	81,988,307
Proceeds from shares subscribed – Institutional Class	46,172,033	51,273,095
Cost of shares redeemed – Investor Class	(36,063,591)	(51,758,304)
Cost of shares redeemed – Institutional Class	(40,793,598)	(25,324,220)
Net increase (decrease) in net assets derived
from capital share transactions	(2,191,161)	56,178,878
TOTAL INCREASE IN NET ASSETS	13,933,028	62,674,975

NET ASSETS:
Beginning of year	115,688,534	53,013,559
End of year	$129,621,562	$115,688,534
Undistributed net investment loss, end of year	$(141,042)	$(199,598)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,150,149	3,548,664
Shares sold – Institutional Class	1,820,006	2,147,233
Shares redeemed – Investor Class	(1,483,205)	(2,244,158)
Shares redeemed – Institutional Class	(1,643,088)	(1,104,942)
Net increase (decrease) in shares outstanding	(156,138)	2,346,797

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$24.07	$21.77	$19.68	$15.40	$13.99

(0.11)	(0.10)	(0.06)	(0.04)	(0.02)
3.85	2.40	2.15	4.33	1.43
3.74	2.30	2.09	4.29	1.41

—	—	—	—	—
—	—	—	(0.01)	—
—	—	—	(0.01)	—
$27.81	$24.07	$21.77	$19.68	$15.40

15.54%	10.56%	10.62%	27.87%	10.08%

$61.85	$61.56	$27.26	$31.32	$10.38
1.50%	1.53%	1.70%	1.90%	2.03%
(0.38)%	(0.44)%	(0.18)%	(0.35)%	(0.09)%
5%	21%	22%	6%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$24.55	$22.15	$19.98	$15.60	$14.14

(0.01)	(0.02)	0.07	(0.03)	0.02
3.91	2.42	2.10	4.42	1.44
3.90	2.40	2.17	4.39	1.46

—	—	—	—	—
—	—	—	(0.01)	—
—	—	—	(0.01)	—
$28.45	$24.55	$22.15	$19.98	$15.60

15.89%	10.84%	10.86%	28.19%	10.33%

$67.78	$54.13	$25.75	$9.07	$8.94
1.17%	1.27%	1.50%	1.66%	1.85%
(0.03)%	(0.08)%	0.26%	(0.20)%	0.13%
5%	21%	22%	6%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund), and holders of Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses (there are no sales charges).  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016, have been identified and appropriately reclassified on the Statement of Assets and Liabilities.  The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$307,713	$6,217,542	$(6,525,255)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of

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such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the

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NOTES TO THE FINANCIAL STATEMENTS

requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where

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NOTES TO THE FINANCIAL STATEMENTS

current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $5,649,048 and $11,435,819, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.00% until March 1, 2016, at which time the fee was reduced to an annual rate of 0.80%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $86,061.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees from its own assets and these fees are not an additional expense of the Fund.  For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.35%.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2016, were $5,248.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on

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March 1, 2016.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $176,996.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $116,954.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement

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NOTES TO THE FINANCIAL STATEMENTS

bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $120,787 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $6,205,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$92,280,031
Gross tax unrealized appreciation	$37,922,030
Gross tax unrealized depreciation	(1,116,094)
Net tax unrealized appreciation	$36,805,936
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(21,840,987)
Total accumulated gain	$14,964,949

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

At October 31, 2016, the Fund had capital loss carryforwards that expire as follows:

$15,450,664	October 31, 2017
$ 6,121,138	October 31, 2018
$ 109,231	Indefinite ST

Capital losses sustained in the fiscal year ended October 31, 2012, and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2016, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $141,042.

During the fiscal years ended October 31, 2016 and 2015, the Fund did not pay any distributions.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Japan Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
_______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,139.80	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Institutional Class
Actual	$1,000.00	$1,141.70	$5.98
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.63

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Investor Class shares or 1.11% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2016

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

CONTENTS

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting	34
Quarterly Filings on Form N-Q	34
Federal Tax Distribution Information	34
Householding	35
Privacy Policy	36

HENNESSY FUNDS	1-800-966-4354

December 2016

Dear Hennessy Funds Shareholder:

During the twelve-month period ended October 31, 2016, the Japanese stock market, as measured by the Tokyo Stock Price Index, declined by just over 10% in yen terms and increased just over 5% in U.S. Dollar terms. The market initially advanced as it rebounded from the decline, which was caused by the sudden drop in Chinese stocks toward the end of the previous period. However, it subsequently dropped sharply in reaction to the strengthening of the yen. The yen rallied significantly during the first half of calendar 2016 as expectations of an interest rate increase in the U.S. faded due to weak macroeconomic statistics. The Japanese market stabilized in the spring despite growing concerns about potential adverse economic effects of the negative interest rate policy adopted by the Bank of Japan (BOJ). In June 2016, however, the stock market fell dramatically once again, this time in reaction to the United Kingdom’s decision to leave the European Union, the so-called “Brexit” vote. Following a quick rebound from this plunge, the market began steadily recovering its lost ground. Investors appeared to feel a sense of relief that the Liberal Democratic Party of Japan did well in upper-house elections, while a revision in the BOJ’s monetary policies was well received. A slight weakening of the yen and some optimism over the likely beneficial impact of a more expansionary fiscal policy added positive momentum to share prices at the end of the period.

With regards to Japan’s macroeconomic situation, we continue to call for the acceleration of structural reforms and an end to increasing dependence on reflationary policies. In our opinion, any additional monetary easing measures should be viewed as short-term solutions to prevent Japan from falling back into temporary recession. Our view is that BOJ Governor Kuroda has already done his part, enlarging the monetary base from 100 trillion yen in early 2013 to 400 trillion yen, or 80% of GDP. Rather than more monetary stimulus, what we believe Japan needs right now is a boost in confidence so that Japanese consumers, corporate leaders and investors can become more forward-looking and feel encouraged to spend more money. It has long been argued that Japan’s potential economic growth rate (now estimated to be around 0 - 0.5%) has come down along with the country’s aging demographics and declining birth rate. In our opinion, this is why structural reforms in the third arrow (recently replaced by Abenomics “2.0”) are so important and why we believe they will be such a critical factor shaping Japan’s economy going forward.

Critics say that the original vision for Abenomics has failed to deliver. However, we disagree with this myopic view and would argue that it is still too early to dismiss hopes of Japan’s long-term turnaround story. As we are all aware, structural reforms generally take a long time to deliver results, and there are a number of initiatives currently in progress that have already started to positively impact the economy. For example, the government drastically cut the corporate income tax rate from 38% to below 30% over the last three years. Moreover, the acceptance of the Stewardship and Corporate Governance Code by institutional investors and publicly-owned companies has allowed for constructive dialogue between the two parties on the more efficient use of capital. There are many more initiatives expected to be introduced by the current government, such as measures to encourage more women and retired seniors to return to the workforce, to promote strategic resource allocation toward the robotics and AI (artificial intelligence) industries and to continue to deregulate the economy overall.

To be clear, we do not believe every one of the government’s new policies will be as effective as expected. Nor do we believe a single policy can solve all the economic problems facing Japan. We believe the new initiatives, working in conjunction with each

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

other as a collection of reforms, will continue to help the Japanese economy to move forward. On this point, we find it encouraging that the government and the BOJ appear to have become more “business friendly,” perhaps realizing how important the corporate sector is to sustainable long-term growth.

Japan is, in our opinion, enjoying a period of political stability, particularly in comparison with other countries in the developed world. Prime Minister Abe enjoys high approval ratings (well above 50%), and the ruling coalition parties are firmly in place in both the Upper and Lower Houses, making it easier to push through reforms. In terms of the outlook for corporate profits in Japan, the earnings and volumes of Japan’s leading exporters are holding up in the face of sharp appreciation of the yen. Although we urge investors to prepare themselves for a decline in aggregate profits over at least the next twelve months due to negative translation effects on overseas earnings, the extent of the damage, in our opinion, will be much more moderate than previously seen, thanks to radical streamlining of costs by Japanese companies after the 2008 global financial crisis. Furthermore, unlike during the ‘90s, companies’ balance sheets are stronger today with steady cash flows being reinvested into core businesses. We believe these favorable trends bode well for corporate earnings in the longer term.

We remain optimistic about the long-term prospects for Japan and its stock market.  Thank you for your continued confidence and investment in our Funds.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is an unmanaged index commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

Cash flow can be used as an indication of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. It is the net amount of cash and cash-equivalents moving into and out of business.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2016

			Since
	One	Five	Inception
	Year	Years	(8/31/2007)
Hennessy Japan
Small Cap Fund (HJPSX)	13.44%	15.41%	8.87%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	13.73%	15.50%	8.91%
Russell/Nomura
Small CapTM Index	13.76%	11.07%	5.43%
Tokyo Price Index (TOPIX)	5.01%	8.47%	1.60%

Expense ratios: 1.88% (Investor Class); 1.47% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)
The inception date of Institutional Class shares is June 15, 2015.  Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

HENNESSYFUNDS.COM

4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Tetsuya Hirano, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the twelve-month period ended October 31, 2016, the Investor Class of the Hennessy Japan Small Cap Fund returned 13.44%, slightly underperforming the Russell/Nomura Small Cap™ Index, which returned 13.76%, but outperforming the Tokyo Stock Price Index (TOPIX), which returned 5.01%, for the same period, in U.S. Dollar terms.

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were Machinery, Electric Appliances, and Textiles & Apparels. The worst performers were Construction, Glass and Ceramic Products, and Securities & Commodity Futures.

Among the stocks that performed well over the period, TOWA Corporation, which produces semiconductor post-process manufacturing devices, had the greatest positive impact on the Fund’s performance. The company suffered from lackluster orders last year, but this year orders recovered as a result of stronger demand from semiconductor customers and aggressive investment supported by the Chinese government. ELECOM Co., Ltd., which manufactures and sells accessories for smartphones and personal computers, also boosted the Fund’s performance. Despite the slowing growth of demand for smartphones, demand for cases and other accessories remains strong. The launch of Pokémon Go also raised expectations about greater demand for portable chargers. Fujibo Holdings, Inc. also made a positive contribution to performance. The company is considered a textile company, but it reported strong sales of products used in semiconductor manufacturing processes, an area on which the company has been focusing.

As for laggards, medium-sized construction company Nakano Corporation, which performed well last year, was the company with the greatest negative impact on the Fund’s performance this year. The electrical engineering company, Sumitomo Densetsu Co., Ltd., also performed poorly. The market reacted negatively to these stock companies’ weak earnings caused by delays with construction projects due to the slow introduction of economic stimulus measures and a shortage of workers. Finally, Tokai Tokyo Financial Holdings, Inc., a stock we added to the portfolio with expectations for growth through its partnerships with regional banks, also detracted from the Fund’s performance, as investors worried about how weak stock markets overall would affect the company’s business.

Market Outlook:

Although the Bank of Japan announced its new monetary policy framework in January of this year, the Japanese economy still appears to be struggling. The yen remains strong, and Japan’s inflation rate remains close to zero. A couple of exogenous events, a typhoon and an earthquake, also interrupted growth patterns.  Nevertheless, we believe there is no need to be overly pessimistic. The labor market is tightening, and it appears an upward trend in real wages has been established. We believe consumer sentiment will improve because we expect fully-fledged economic stimulus measures to be enacted now that the upper house election is over. Even looking at recent corporate results, export volumes dropped only slightly despite the appreciation of the yen. If Asia’s economy recovers, we believe we can expect greater than projected earnings growth for Japanese companies, even under the current strong yen. Small-cap growth stocks appeared to lose stock price momentum this year but we believe small stocks are very undervalued and we expect them to perform well in the future.

HENNESSY FUNDS	1-800-966-4354

5

Overall, our investment strategy remains unchanged. We choose companies based on our fundamental bottom-up research. Compared to last year, we see many more companies, both domestic- and external-demand oriented, that we feel are undervalued. We will continue to search for these undervalued stocks throughout the market, regardless of the industry in which they may operate. We believe the market may be losing interest in high-growth stocks and may start to pay more attention to valuation metrics in the coming quarters. As a result, we will be focusing even more on valuations when selecting companies for the Fund’s portfolio.

_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

Earnings growth is not a measure of the fund’s future performance.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2016

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS

Hanwa Co., Ltd.	2.44%

DCM Holdings Co., Ltd.	2.38%

Fujibo Holdings, Inc.	2.35%

Daihen Corp.	2.21%

BELLSYSTEM24 Holdings, Inc.	2.12%

Kito Corp.	2.10%

Towa Corp.	2.08%

Kyosan Electric Manufacturing Co., Ltd.	2.06%

Amano Corp.	2.03%

Hakudo Co., Ltd.	2.03%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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7

COMMON STOCKS – 93.72%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 18.22%
Aeon Fantasy Co.	15,700	$487,303	1.64%
DCM Holdings Co., Ltd.	80,500	706,208	2.38%
Doshisha Co., Ltd.	24,100	499,144	1.68%
Fujibo Holdings, Inc.	22,000	697,530	2.35%
Hagihara Industries, Inc.	12,500	293,578	0.99%
Honeys Co., Ltd.	40,000	471,059	1.59%
Komeri Co., Ltd.	16,000	391,647	1.32%
Parco Co., Ltd.	51,400	476,897	1.61%
Seiren Co., Ltd.	35,100	411,681	1.39%
Starts Corp., Inc.	24,200	450,217	1.52%
Tasaki & Co., Ltd.	36,600	517,572	1.75%
		5,402,836	18.22%

Consumer Staples – 1.80%
Japan Meat Co., Ltd.	20,800	292,949	0.99%
Yamaya Corp.	16,600	241,711	0.81%
		534,660	1.80%

Financials – 3.13%
INTELLEX Co., Ltd.	63,200	435,717	1.47%
Tokai Tokyo Financial Holdings, Inc.	96,600	491,889	1.66%
		927,606	3.13%

Health Care – 1.35%
Ship Healthcare Holdings, Inc.	13,700	401,712	1.35%

Industrials – 36.18%
BELLSYSTEM24 Holdings, Inc.	66,800	627,424	2.12%
Benefit One, Inc.	16,600	481,205	1.62%
Daihen Corp.	113,000	656,213	2.21%
Daiichi Jitsugyo, Inc.	77,000	427,329	1.44%
DMG Mori Seiki Co., Ltd.	25,000	265,805	0.90%
Hanwa Co., Ltd.	118,000	723,505	2.44%
Hito Communication, Inc.	18,000	263,126	0.89%
Kanematsu Corp.	223,000	367,875	1.24%
Kito Corp.	65,800	624,306	2.10%
Kitz Corp.	80,800	465,369	1.57%
Kondotec, Inc.	57,100	436,676	1.47%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Maeda Kosen Co., Ltd.	25,500	$283,279	0.96%
Miyaji Engineering Group, Inc.	173,000	285,391	0.96%
Nakano Corp.	88,800	361,568	1.22%
Nihon Trim Co., Ltd.	3,600	162,716	0.55%
Nissei ASB Machine Co., Ltd.	20,600	372,045	1.25%
Nittoku Engineering Co., Ltd.	43,000	530,991	1.79%
Okamura Corp.	51,600	507,291	1.71%
Ryobi, Ltd.	101,000	407,390	1.37%
Sanko Gosei, Ltd.	134,000	376,943	1.27%
Sinfonia Technology Co., Ltd.	80,000	147,230	0.50%
Sumitomo Densetsu Co., Ltd.	27,700	307,719	1.04%
Takeei Corp.	60,000	492,038	1.66%
Tocalo Co., Ltd.	20,300	456,445	1.54%
Tonami Holdings Co., Ltd.	113,000	304,939	1.03%
Toppan Forms Co., Ltd.	39,600	394,603	1.33%
		10,729,421	36.18%

Information Technology – 26.86%
Aichi Tokei Denki Co., Ltd.	15,600	476,018	1.60%
Aiphone Co., Ltd.	26,300	463,203	1.56%
Amano Corp.	32,300	602,141	2.03%
Digital Garage, Inc.	25,400	481,261	1.62%
Elecom Co., Ltd.	28,400	581,974	1.96%
Information Services International – Dentsu, Ltd.	28,100	488,474	1.65%
Itfor, Inc.	82,900	485,369	1.64%
Koa Corp.	63,400	584,608	1.97%
Kyosan Electric Manufacturing Co., Ltd.	164,000	609,898	2.06%
Mimaki Engineering Co., Ltd.	60,000	336,416	1.13%
Nihon Unisys, Ltd.	42,800	522,807	1.76%
Soliton Systems K.K.	52,900	583,126	1.97%
TKC Corp.	15,000	444,121	1.50%
Towa Corp.	53,400	616,134	2.08%
V-cube, Inc.	28,400	220,982	0.74%
Yokowo Co., Ltd.	69,100	470,462	1.59%
		7,966,994	26.86%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 6.18%
Aichi Steel Corp.	11,400	$550,052	1.86%
Asia Pile Holdings Co.	55,500	231,801	0.78%
Fujikura Kasei Co., Ltd.	74,300	448,478	1.51%
Hakudo Co., Ltd.	52,000	600,973	2.03%
		1,831,304	6.18%

Total Common Stocks
(Cost $23,504,681)		27,794,533	93.72%

SHORT-TERM INVESTMENTS – 5.31%

Money Market Funds – 5.31%
Fidelity Government Portfolio, Institutional Class, 0.27% (a)	1,466,000	1,466,000	4.94%
The Government & Agency Portfolio, Institutional Class, 0.29% (a)	109,518	109,518	0.37%
		1,575,518	5.31%

Total Short-Term Investments
(Cost $1,575,518)		1,575,518	5.31%

Total Investments
(Cost $25,080,199) – 99.03%		29,370,051	99.03%
Other Assets in Excess of Liabilities – 0.97%		289,024	0.97%

TOTAL NET ASSETS – 100.00%		$29,659,075	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of October 31, 2016.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2016

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2016 (see Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$5,402,836	$—	$—	$5,402,836
Consumer Staples	534,660	—	—	534,660
Financials	927,606	—	—	927,606
Health Care	401,712	—	—	401,712
Industrials	10,729,421	—	—	10,729,421
Information Technology	7,966,994	—	—	7,966,994
Materials	1,831,304	—	—	1,831,304
Total Common Stocks	$27,794,533	$—	$—	$27,794,533
Short-Term Investments
Money Market Funds	$1,575,518	$—	$—	$1,575,518
Total Short-Term Investments	$1,575,518	$—	$—	$1,575,518
Total Investments	$29,370,051	$—	$—	$29,370,051

Transfers between levels are recognized at the end of the reporting period. During the year ended October 31, 2016, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification. 100% of common stock held at October 31, 2015, were classified as Level 2. Such securities still held at October 31, 2016, were transferred to Level 1. Other than transfers due to the fair value pricing services, no transfers were recognized.

The accompanying notes are an integral part of these financial statements.

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11

Financial Statements

Statement of Assets and Liabilities as of October 31, 2016

ASSETS:
Investments in securities, at value (cost $25,080,199)	$29,370,051
Dividends and interest receivable	225,312
Receivable for fund shares sold	156,936
Receivable for securities sold	45,783
Prepaid expenses and other assets	15,991
Total Assets	29,814,073

LIABILITIES:
Payable for fund shares redeemed	83,761
Payable to advisor	19,839
Payable to administrator	5,055
Payable to auditor	20,780
Accrued distribution fees	3,672
Accrued service fees	2,191
Accrued trustees fees	3,898
Accrued expenses and other payables	15,802
Total Liabilities	154,998
NET ASSETS	$29,659,075

NET ASSETS CONSIST OF:
Capital stock	$25,186,805
Accumulated net investment loss	7,575
Accumulated net realized gain on investments	183,684
Unrealized net appreciation on investments	4,281,011
Total Net Assets	$29,659,075

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$26,234,961
Shares issued and outstanding	2,323,751
Net asset value, offering price and redemption price per share	$11.29

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$3,424,114
Shares issued and outstanding	302,159
Net asset value, offering price and redemption price per share	$11.33

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2016

INVESTMENT INCOME:
Dividend income(1)	$590,950
Interest income	2,938
Total investment income	593,888

EXPENSES:
Investment advisory fees (See Note 5)	254,407
Sub-transfer agent expenses – Investor Class (See Note 5)	59,510
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,511
Federal and state registration fees	34,637
Administration, fund accounting, custody and transfer agent fees (See Note 5)	26,692
Distribution fees – Investor Class (See Note 5)	24,613
Service fees – Investor Class (See Note 5)	24,237
Compliance expense (See Note 5)	23,710
Audit fees	21,473
Reports to shareholders	15,394
Trustees’ fees and expenses	15,125
Legal fees	2,507
Interest expense (See Note 7)	144
Other expenses	5,307
Total expenses	513,267
NET INVESTMENT INCOME	$80,621

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$284,136
Net change in unrealized appreciation on investments	3,031,098
Net gain on investments	3,315,234
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,395,855

(1)	Net of foreign taxes withheld of $65,661.

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income (loss)	$80,621	$(71,370)
Net realized gain on investments	284,136	980,030
Net change in unrealized appreciation (depreciation)
on investments	3,031,098	(324,113)
Net increase in net assets resulting from operations	3,395,855	584,547

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Investor Class	(821,234)	(1,537,113)
Institutional Class	(94,663)	—
Total distributions	(915,897)	(1,537,113)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,724,005	19,602,053
Proceeds from shares subscribed – Institutional Class	1,833,391	3,944,130
Dividends reinvested – Investor Class	815,922	1,515,157
Dividends reinvested – Institutional Class	94,664	—
Cost of shares redeemed – Investor Class	(11,136,397)	(16,864,362)
Cost of shares redeemed – Institutional Class	(1,481,809)	(1,278,434)
Net increase in net assets derived
from capital share transactions	1,849,776	6,918,544
TOTAL INCREASE IN NET ASSETS	4,329,734	5,965,978

NET ASSETS:
Beginning of year	25,329,341	19,363,363
End of year	$29,659,075	$25,329,341
Undistributed net investment
income (loss), end of year	$7,575	$(81,572)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,125,046	1,882,041
Shares sold – Institutional Class	181,517	375,953
Shares issued to holders as reinvestment
of dividends – Investor Class	81,186	160,845
Shares issued to holders as reinvestment
of dividends – Institutional Class	9,401	—
Shares redeemed – Investor Class	(1,087,726)	(1,679,167)
Shares redeemed – Institutional Class	(145,946)	(118,766)
Net increase in shares outstanding	163,478	620,906

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2016	2015	2014	2013	2012

$10.29	$10.51	$11.70	$10.54	$10.09

0.03	(0.02)	(0.04)	0.06	(0.68)
1.31	0.71	1.36	3.44	1.17
1.34	0.69	1.32	3.50	0.49

—	—	—	—	(0.04)
(0.34)	(0.91)	(2.51)	(2.34)	—
(0.34)	(0.91)	(2.51)	(2.34)	(0.04)
$11.29	$10.29	$10.51	$11.70	$10.54

13.44%	7.37%	13.99%	40.59%	4.91%

$26.23	$22.68	$19.36	$14.82	$5.11
1.91%	2.12%	2.24%	2.39%	2.33%
0.25%	(0.38)%	(0.39)%	(0.11)%	(0.66)%
22%	75%	63%	141%	49%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

	Year Ended October 31,
	2016	2015(1)
PER SHARE DATA:
Net asset value, beginning of year	$10.30	$10.89

Income from investment operations:
Net investment income (loss)	0.06	(0.01)
Net realized and unrealized gains (losses) on investments	1.31	(0.58)
Total from investment operations	1.37	(0.59)

Less distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	(0.34)	—
Total distributions	(0.34)	—
Net asset value, end of year	$11.33	$10.30

TOTAL RETURN	13.73%	(5.42	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)	$3.42	$2.65
Ratio of expenses to average net assets	1.63%	1.86	%(3)
Ratio of net investment income (loss) to average net assets	0.63%	(1.04	)%(3)
Portfolio turnover rate(4)	22%	75	%(2)

(1)	The Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements October 31, 2016

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the corresponding shares of the Predecessor Fund).  The Fund did not have Institutional Class shares until June 15, 2015.  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the statement of operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the fiscal year ended October 31, 2016,

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have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The adjustments are as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$8,526	$(8,526)	$—

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on

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NOTES TO THE FINANCIAL STATEMENTS

investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the fiscal year ended October 31, 2016, the Fund did not enter into any forward contracts.

k).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.  During the fiscal year ended October 31, 2016, the Fund did not enter into any repurchase agreements.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The main purpose of utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the fiscal year ended October 31, 2016, the Fund did not hold any derivative instruments.

m).
New Accounting Pronouncements – In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured at NAV and require the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements.  The amendments in ASU No. 2015-07 are effective for fiscal years beginning after

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December 15, 2015, and interim periods within those fiscal years.  Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the Fund’s financial statements and related disclosures.

3).  SECURITIES VALUATION

The Fund follows authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets (such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data)).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., weather-related events) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined by the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology

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used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2016, are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the fiscal year ended October 31, 2016, were $7,342,656 and $5,775,798, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the fiscal year ended October 31, 2016.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940.  For the fiscal year ended October 31, 2016, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.20% until March 1, 2016, at which time the fee was reduced to an annual rate of 0.80%.  The net investment advisory fees payable by the Fund as of October 31, 2016, were $19,839.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees from its own assets and these fees are not an additional expense of the Fund.  For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.20%.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable by the Fund as of October 31, 2016, were $2,191.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund has only used up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since the plan was implemented on March 1, 2016.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the fiscal year ended October 31, 2016, were $65,021.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, and necessary office equipment.  As administrator, USBFS is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals.  Fees paid to USBFS during the fiscal year ended October 31, 2016, were $26,692.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  Such amounts are included on the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year ended October 31, 2016, the Fund had an outstanding average daily balance and a weighted average interest rate of $4,052 and 3.47%, respectively.  The maximum amount outstanding for the Fund during the period was $326,000.  At October 31, 2016, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$25,477,307
Gross tax unrealized appreciation	$5,223,148
Gross tax unrealized depreciation	(1,330,404)
Net tax unrealized appreciation	$3,892,744
Undistributed ordinary income	$588,367
Undistributed long-term capital gains	—
Total distributable earnings	$588,367
Other accumulated loss	$(8,841)
Total accumulated gain	$4,472,270

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and passive foreign investment companies.

At October 31, 2016, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2016, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

During the fiscal years ended October 31, 2016 and 2015, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Ordinary income(1)	$3	$362,445
Long-term capital gain	915,894	1,174,668
	$915,897	$1,537,113

(1)  Ordinary income includes short-term gain or loss.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2016, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2016, capital gains were declared and paid to shareholders of record as of December 6, 2016, as follows:

Short-term
Amount Per Share
Investor Class	$0.10008
Institutional Class	$0.33984

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NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Hennessy Funds Trust
and Shareholders of the Hennessy Japan Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the Fund), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 22, 2016

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust.  Beginning in March 2015, the Board of Trustees has from time to time appointed advisers (“Advisers “) to the Board of Trustees, with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future.  There are currently three Advisers to the Board of Trustees: Brian Alexander, Doug Franklin, and Claire Knoles.  As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board and act as non-voting participants.  Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below.  The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal.  Each of the Trustees oversees 16 Hennessy Funds.  Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945.  The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has been employed	None.
(1981)		by Sutter Health Novato Community
Adviser to the Board		Hospital since 2012, first as an
Assistant Administrator and then,
beginning in 2013, as the Chief
Administrative Officer. From 2011
through 2012, Mr. Alexander was
employed by Sutter Health West Bay
Region as the Regional Director of
Strategic Decision Support. Prior to
that, in 2011, he served as the
Director of Managed Care
Contracting and also the Director of
Compensation, Benefits, and
Compliance for the Rehabilitation
Institute of Chicago.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed by
the Allianz-Fireman’s Fund Insurance
Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed by	Hennessy
(1956)	a Trustee and	Hennessy Advisors, Inc. since 1989	Advisors, Inc.
Trustee, Chairman of	June 2008 as	and currently serves as its President,
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its Executive Vice President,
Executive Vice President		Chief Operations Officer, Chief Financial Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President
Executive Vice President		and Chief Compliance Officer.
and Secretary

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)		as its General Counsel since June 2013. She previously served
Senior Vice President and		as in-house counsel to Carlson Capital, L.P., an SEC-registered
Chief Compliance Officer		investment advisor to several private funds, from
February 2010 to May 2013.

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013. Mr. Carlson was previously a co-founder
Senior Vice President and		and principal of Trivium Consultants, LLC from February 2011
Head of Distribution		through November 2013.

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(3)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President and		Hennessy Small Cap Financial Fund, the Hennessy Large Cap
Portfolio Manager		Financial Fund, and the Hennessy Technology Fund since
inception. Prior to that, Mr. Ellison served as Director, CIO and
President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Brian Peery	March 2003 as	Mr. Peery has been employed by Hennessy Advisors, Inc. since
(1969)	an Officer and	2002. He has served as a Portfolio Manager of the Hennessy
Senior Vice President and	February 2011	Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager	as a Co-Portfolio	30 Fund, the Hennessy Cornerstone Large Growth Fund, the
	Manager or	Hennessy Cornerstone Value Fund, the Hennessy Total Return
	Portfolio Manager	Fund, and the Hennessy Balanced Fund since October 2014.
He served as Co-Portfolio Manager of the same funds from
February 2011 through September 2014. Mr. Peery has also
served as a Portfolio Manager of the Hennessy Gas Utility Fund
since February 2015.

Winsor (Skip) Aylesworth	October 2012	Mr. Aylesworth has been employed by Hennessy Advisors, Inc.
(1947)(3)		since October 2012. He has served as a Portfolio Manager of
Vice President and		the Hennessy Gas Utility Fund since 1998 and as a Portfolio
Portfolio Manager		Manager of the Hennessy Technology Fund since inception.
Prior to that, Mr. Aylesworth served as Executive Vice President of FBR Fund Advisers, Inc. from 1999 to October 2012.

Ryan Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(4)		October 2012. He has served as a Portfolio Manager of the
Vice President and		Hennessy Gas Utility Fund, the Hennessy Small Cap Financial
Portfolio Manager		Fund, and the Hennessy Large Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Prior to that, Mr. Kelley served as
Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.
______________

(1)
Messrs. DeSousa, Doyle, Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”).  Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of Hennessy Funds Trust that mirrored them.  Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of these officers is 101 Federal Street, Suite 1900, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Suite 305, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016, through October 31, 2016.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees.  Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2016 –
	May 1, 2016	October 31, 2016	October 31, 2016
Investor Class
Actual	$1,000.00	$1,103.60	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.37

Institutional Class
Actual	$1,000.00	$1,105.40	$8.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.76

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.85% for Investor Class shares or 1.53% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/policy.fs; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com/proxy-voting/vote.fs and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the fiscal year ended October 31, 2016, was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0%.

For the year ended October 31, 2016, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign	Foreign Tax
	Income	Paid
Japan	656,621	65,662
	656,621	65,662

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PROXY VOTING — HOUSEHOLDING

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

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PRIVACY POLICY

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
200 East Randolph Street
Chicago, Illinois 60601

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  In February 2016, the registrant adopted an updated code of ethics to (1) remove the pre‑clearance requirement for transactions in exchange‑traded funds and (2) remove the requirement that access persons either hold all of their investments through an RIA master account of the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or direct their brokers to provide duplicate account statements and transaction confirmations the Compliance Department.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith, along with an exhibit that shows the portions of the Code of Ethics that were updated, as discussed above.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountants to the Hennessy Funds, KPMG LLP and Tait, Weller & Baker, LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountants that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountants for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountants to the Hennessy Funds.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$295,600	$282,500
Audit-Related Fees	-	-
Tax Fees	$60,700	$58,620
All Other Fees	-	-

The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant.  Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant.  The audit committee either specifically pre-approves the services or pre-approves a type of a service.  No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement.  The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period.  Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountants’ hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountants.

In assessing the independence of the registrant’s principal accountants, the registrant’s board of trustees noted that the principal accountants have not provided any audit or non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or any entity controlling, controlled by, or under common control with Hennessy Advisors.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President

Date: January 6, 2017

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer

Date: January 6, 2017